February  28,  2000


To  Shareholders  of  the  following  Series  of  the  Exeter  Fund:

     Small  Cap  Series
International  Series
World  Opportunities  Series
Global  Fixed  Income  Series
Life  Sciences  Series
New  York  Tax  Exempt  Series
Ohio  Tax  Exempt  Series
Diversified  Tax  Exempt  Series

Dear  Shareholder:

Enclosed is a copy of the Annual Report for each of the above Series of the Exeter Fund in which you were invested as of December 31, 1999. The reports include information about the Series' performance as well as portfolio listings as of that date.

Please contact our Fund Services department at 1-800-466-3863 or your Client Consultant if you have any questions about the Annual Reports or about the Fund.

Sincerely,


/s/ Amy J. Williams

Amy  J.  Williams
Fund  Services  Manager





Exeter  Fund,  Inc.
Small  Cap  Series
Annual  Report
December  31,  1999

MANAGEMENT  DISCUSSION  AND  ANALYSIS

DEAR  SHAREHOLDERS:

After an encouraging second quarter, during which small company stocks gained ground on stocks of larger companies, the market returned to its pattern of the past several years for the remainder of the year. Once again, large company stocks outperformed small company stocks for the year, and value stocks lagged behind growth stocks. The Small Cap Series followed these trends.

Much of the market gains in 1999 were due to the remarkable gains made in the technology sector. Many stocks in this group fail to meet our value-oriented criteria, and therefore the Small Cap Series does not have significant holdings in this area. We did have small holdings in technology and biotechnology stocks that contributed positively to the Series' return.

We have compared the Series' performance to that of the Russell 2000 since it opened. While this is the most widely-used small company stock index, it has serious shortcomings. The index is only reconstituted once a year at the end of June. The stocks that are chosen then for inclusion make up the index for the whole year, regardless of how their characteristics change. The latest reconstitution of the index included a large weighting in technology stocks, and these stocks rose on a wave of investor sentiment during 1999. Because of their large increases, many of these stocks are in fact no longer small company stocks.

With the astronomical returns in technology stocks in 1999 and with large company stocks as represented by the S&P 500 Total Return Index in double digits for the fifth straight year, some investors might question whether an investment in small company stocks is worthwhile. We agree that returns have been disappointing, but we believe strongly in the value of diversification. If a person knew for certain which sector of the market would be favored at any given time, it would make sense to invest in only that sector. The fact is that it is impossible to know which sector will be the leader at any point or when the leadership will change. For this reason, and because small company stocks have historically outperformed large company stocks, we believe they play an important part in a diversified portfolio.

This difficult environment provided us with the opportunity to upgrade the portfolio over the course of the year. As long-time investors know, our investment approach places a great deal of importance on value measures. The markets' focus on high-flying technology stocks and a narrow band of large company stocks has created many opportunities to purchase attractive, but less glamorous, stocks at very low valuations.

An example of the kinds of opportunities we have been able to identify is Jostens Inc., the largest producer and marketer of yearbooks, class rings, and graduation products. The business also includes a sizable school photography unit and a unit that produces customized reward and recognition materials for organizations. We purchased this stock late in 1998 because the company dominated an industry that we felt would benefit from a projected increase in the number of students graduating from high school and it was available at an extremely attractive price. The market quickly recognized the value of the company, sending the stock price above our targeted sell price early in 1999. We sold the stock at that time, and the stock has since fallen lower. Despite a takeover in late 1999, the stock has not returned to the level at which we sold it. Because we continue to find opportunities like this in the small cap market, we remain optimistic about the opportunity available in this sector.

We  wish  you  all  the  best  in  the  new  year.

Sincerely,

EXETER  ASSET  MANAGEMENT

MANAGEMENT  DISCUSSION  AND  ANALYSIS

[graphic]
[pie  chart]

Data  for  pie  chart  to  follow:

Portfolio  Composition*  -  As  of  12/31/99


Business  Services  -  7.04%
Chemicals  &  Allied  Products  -  15.35%
Communications  -  4.55%
Electric,  Gas  &  Sanitary  Services  -  3.00%
Industrial  &  Commercial  Machinery  -  4.21%
Oil  &  Gas  Extraction  -  7.70%
Paper  &  Allied  Products  -  5.79%
Primary  Metal  Industries  -  7.92%
Stone,  Clay  &  Glass  Products  -  3.94%
Retail  -  3.39%
Transportation  -  5.23%
Miscellaneous**  -  24.72%
Cash,  equivalents,  and  other  assets,  less  liabilities  -  7.14%

*  As  a  percentage  of  common  stocks.
**  Miscellaneous  includes:

Agricultural  Production  -  1.54%               Insurance  Carriers  -  0.58%
Amusement  &  Recreation  Services  -  0.30%          Investment  Advice - 0.47%
Apparel  &  Other  Textile  Products  -  0.78%          Linen  Services  - 0.12%
Depository  Institutions  -  2.74%               Lumber  & Wood Products - 0.12%
Eating  Places  -  0.44%                         Motion Picture Services - 1.54%
Electronics & Other Electrical Equipment - 2.60% Operative Builders - 0.48% Electronic Parts & Equipment - Wholesale - 0.27%
                                                    Printing & Publishing -1.10%
Engineering  &  Management  Services  -  2.21%
                         Rubber  &  Miscellaneous  Plastic  Products  -  1.80%
Food  & Kindred Products- 2.08%          Skilled Nursing Care Facilities - 0.09%
Footwear  &  Related Apparel - 0.19%
                                         Technical Instruments & Supplies -0.20%
Furniture  &  Fixtures  - 0.67%                    Textile Mill Products - 2.77%
Heavy  Construction  - 0.06%                    Transportation Equipment - 1.57%

PERFORMANCE  UPDATE  AS  OF  DECEMBER  31,  1999


Exeter  Fund,  Inc.-Small  Cap  Series



                                Total Return
Through     Growth of $10,000              Average
12/31/99    Investment         Cumulative  Annual
One Year    $10,987             9.87%       9.87%
Five Year   $13,448            34.48%       6.10%
Inception 1 $19,341            93.41%       8.97%




S&P  500  Total  Return  Index



                                Total Return
Through     Growth of $10,000              Average
12/31/99    Investment         Cumulative  Annual
One Year    $12,104             21.04%     21.04%
Five Year   $35,093            250.93%     28.52%
Inception 1 $41,958            319.58%     20.54%




Russell  2000  Index



                                Total Return
Through     Growth of $10,000              Average
12/31/99    Investment         Cumulative  Annual
One Year    $12,126             21.26%     21.26%
Five Year   $21,635            116.35%     16.69%
Inception 1 $28,833            188.33%     14.81%




The value of a $10,000 investment in the Exeter Fund, Inc. - Small Cap Series from its current activation (4/30/92) to present (12/31/99) as compared to the Standard & Poor's (S&P) 500 Total Return and the Russell 2000 Total Return Index. 2


[graphic]
[line  chart]

Data  for  line  chart  to  follow:



            Exeter Fund, Inc.  S&P 500 Total
Date        Small Cap Series   Return Index   Russell 2000 Index
04/30/1992             10,000         10,000              10,000
12/31/1992             11,610         10,725              11,415
12/31/1993             13,317         11,799              13,574
12/31/1994             14,383         11,959              13,327
12/31/1995             16,497         16,437              17,117
12/31/1996             18,156         20,206              19,940
12/31/1997             20,388         26,944              24,399
12/31/1998             17,603         34,666              23,778
12/31/1999             19,341         41,958              28,833




1 The Series and Index performance numbers are calculated from April 30, 1992, the Series' current activation date. The Series' performance is historical and may not be indicative of future results.

2 The Standard and Poor's (S&P) 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-the-Counter Market. S&P 500 Total Return Index returns assume reinvestment of dividends and, unlike Series returns, do not reflect any fees or expenses. The Russell 2000 Total Return Index is an unmanaged index that consists of approximately 2000 small-capitalization stocks. Members of the Index represent only U.S. common stocks that are invested in the U.S. equity markets. The Index returns are based on a market capitalization weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Unlike Series returns, the Index returns do not reflect any fees or expenses.

INVESTMENT  PORTFOLIO  -  DECEMBER  31,  1999



                                                        Value
                                            Shares     (Note 2)
                                           ---------  -----------
COMMON STOCK - 92.86%
AGRICULTURAL PRODUCTION - 1.54%
   Sylvan, Inc.*. . . . . . . . . . . . .    165,000  $1,402,500
                                                      -----------

AMUSEMENT & RECREATION SERVICES - 0.30%
   Anchor Gaming* . . . . . . . . . . . .      3,000     130,312
   Cedar Fair, L.P. . . . . . . . . . . .      7,300     141,437
                                                        ---------
                                                         271,749
                                                        ---------

APPAREL & OTHER TEXTILE PRODUCTS - 0.78%
   Nautica Enterprises, Inc.* . . . . . .      8,000      90,500
   Novel Denim Holdings, Ltd.* (Note 6) .    116,000     496,631
   OshKosh B'Gosh, Inc. - Class A . . . .      6,000     126,375
                                                        ---------
                                                         713,506
                                                        ---------

BUSINESS SERVICES - 7.04%
   MISCELLANEOUS - 0.61%
   ADVO, Inc.*. . . . . . . . . . . . . .     10,900     258,875
   Fair, Isaac & Company, Inc.. . . . . .      5,700     302,100
                                                        ---------
                                                         560,975
                                                        ---------
   COMPUTER RELATED SERVICES - 1.69%
   Comptek Research, Inc.*. . . . . . . .    100,400   1,393,050
   Computer Task Group, Inc.. . . . . . .     10,200     151,087
                                                        ---------
                                                       1,544,137
                                                        ---------

   HELP SUPPLY SERVICES - 0.59%
   Interim Services, Inc.*. . . . . . . .      9,200     227,700
   Metamor Worldwide, Inc.* . . . . . . .     10,800     314,550
                                                      -----------
                                                         542,250
                                                        ---------
   SOFTWARE - 4.15%
   Autodesk, Inc. . . . . . . . . . . . .      7,400     249,750
   Harbinger Corp.* . . . . . . . . . . .     17,000     540,813
   IDX Systems Corp.* . . . . . . . . . .     14,300     446,875
   JDA Software Group, Inc.*. . . . . . .     18,200     298,025
   MAPICS, Inc.*. . . . . . . . . . . . .    103,675   1,308,897
   Remedy Corp.*. . . . . . . . . . . . .      9,200     435,850
   Structural Dynamics Research Corp.*. .      9,900     126,225
   Symantec Corp.*. . . . . . . . . . . .      3,900     228,638
   Transaction Systems Architects, Inc.*.      5,600     156,800
                                                        ---------
                                                       3,791,873
                                                        ---------
                                                       6,439,235
                                                        ---------




The  accompanying  notes  are  an  integral  part  of  the financial statements.

INVESTMENT  PORTFOLIO  -  DECEMBER  31,  1999





                                                                  Value
                                                      Shares     (Note 2)
                                                    ----------  -----------
CHEMICALS & ALLIED PRODUCTS - 15.35%
   MISCELLANEOUS - 10.05%
   Agrium, Inc. (Note 6) . . . . . . . . . . . . .     150,200  $1,182,825
   CK Witco Corp.. . . . . . . . . . . . . . . . .       6,000      80,250
   Cypress Bioscience, Inc.* . . . . . . . . . . .   1,315,050   2,383,528
   Human Genome Sciences, Inc.*. . . . . . . . . .       2,675     408,272
   McWhorter Technologies, Inc.* . . . . . . . . .      15,000     240,000
   Mississippi Chemical Corp.. . . . . . . . . . .     147,275     911,264
   PathoGenesis Corp.* . . . . . . . . . . . . . .     176,000   3,773,000
   RPM, Inc. . . . . . . . . . . . . . . . . . . .      16,000     163,000
   TETRA Technologies, Inc.* . . . . . . . . . . .       4,500      32,625
                                                                -----------
                                                                 9,174,764
                                                                 ----------
   PHARMACEUTICAL PREPARATIONS - 5.30%
   Alkermes, Inc.* . . . . . . . . . . . . . . . .       6,600     324,225
   Alpharma, Inc. Class A. . . . . . . . . . . . .       8,000     246,000
   Dura Pharmaceuticals, Inc.* . . . . . . . . . .      20,200     281,537
   Orion-Yhthma Oyj - B Shares (Finland) (Note 6).     154,000   3,577,774
   Penwest Pharmaceuticals Co.*. . . . . . . . . .      27,000     411,750
                                                                -----------
                                                                 4,841,286
                                                                 ----------
                                                                14,016,050
                                                                 ----------

COMMUNICATIONS - 4.55%
   Granite Broadcasting Corp.* . . . . . . . . . .      10,000     101,250
   Grupo Radio Centro S.A. de C.V. - ADR* (Note 6)     165,000   1,381,875
   Sinclair Broadcast Group, Inc.* . . . . . . . .     206,000   2,513,839
   STAR Telecommunications, Inc.*. . . . . . . . .      19,500     154,173
                                                                 ----------
                                                                 4,151,137
                                                                 ----------

DEPOSITORY INSTITUTIONS - 2.74%
   FEDERAL SAVINGS INSTITUTIONS - 0.56%
   Catskill Financial Corp.. . . . . . . . . . . .      11,600     158,050
   Niagara Bancorp, Inc. . . . . . . . . . . . . .      17,500     179,375
   Timberland Bancorp, Inc.. . . . . . . . . . . .      15,700     176,625
                                                                -----------
                                                                   514,050
                                                                 ----------
   FUNCTIONS RELATED TO DEPOSITORY BANKING - 0.14%
   ACE Cash Express, Inc.* . . . . . . . . . . . .       7,000     129,500
                                                                -----------




The  accompanying  notes  are  an  integral  part  of  the financial statements.

INVESTMENT  PORTFOLIO  -  DECEMBER  31,  1999








                                                           Value
                                                Shares     (Note 2)
                                               ---------  -----------
   NATIONAL COMMERCIAL BANKS - 0.92%
   First Financial Bankshares, Inc. . . . . .      6,000  $  184,500
   First Merchants Corp.. . . . . . . . . . .      8,200     215,250
   National City Bancshares, Inc. . . . . . .      7,140     179,393
   Old Second Bancorp, Inc. . . . . . . . . .      7,300     186,150
   South Alabama Bancorporation, Inc. . . . .      3,500      42,656
   Southside Bancshares Corp. . . . . . . . .      3,400      29,750
                                                          -----------
                                                             837,699
                                                            ---------
   NON-FEDERAL SAVINGS INSTITUTIONS - 0.57%
   Brookline Bancorp, Inc.. . . . . . . . . .     15,700     153,075
   First Sentinel Bancorp, Inc. . . . . . . .     22,200     173,437
   Roslyn Bancorp, Inc. . . . . . . . . . . .     10,300     190,550
                                                          -----------
                                                             517,062
                                                            ---------
   STATE COMMERCIAL BANKS - 0.55%
   German American Bancorp. . . . . . . . . .     10,815     186,559
   Northern States Financial Corp.. . . . . .      2,000      45,000
   United Security Bancorporation*. . . . . .     14,000     175,000
   VRB Bancorp. . . . . . . . . . . . . . . .     16,000      97,000
                                                          -----------
                                                             503,559
                                                            ---------
                                                           2,501,870
                                                            ---------

EATING PLACES - 0.44%
   Bob Evans Farms, Inc.. . . . . . . . . . .      6,300      97,256
   CBRL Group, Inc. . . . . . . . . . . . . .      8,500      82,476
   Ryan's Family Steak Houses, Inc.*. . . . .     10,500      89,250
   VICORP Restaurants, Inc.*. . . . . . . . .      8,000     129,000
                                                           ----------
                                                             397,982
                                                            ---------

ELECTRIC, GAS & SANITARY SERVICES - 3.00%
   MISCELLANEOUS - 1.38%
   Newpark Resources, Inc.* . . . . . . . . .    200,000   1,225,000
   Thermo Ecotek Corp.* . . . . . . . . . . .      6,000      31,875
                                                          -----------
                                                           1,256,875
                                                            ---------
   ELECTRIC & OTHER COMBINED SERVICES - 0.38%
   Madison Gas & Electric Co. . . . . . . . .      9,700     195,213
   RGS Energy Group, Inc. . . . . . . . . . .      7,200     148,050
                                                          -----------
                                                             343,263
                                                            ---------
   ELECTRIC SERVICES - 0.64%
   El Paso Electric Co. . . . . . . . . . . .     19,200     188,400
   Hawaiian Electrical Industries, Inc. . . .      5,300     153,038
   The United Illuminating Co.. . . . . . . .      4,800     246,600
                                                          -----------
                                                             588,038
                                                            ---------




The  accompanying  notes  are  an  integral  part  of  the financial statements.

INVESTMENT  PORTFOLIO  -  DECEMBER  31,  1999








                                                               Value
                                                   Shares     (Note 2)
                                                  ---------  -----------
   GAS TRANSMISSION & DISTRIBUTION - 0.60%
   Cascade Natural Gas Corp. . . . . . . . . . .      7,000  $  112,875
   Laclede Gas Co. . . . . . . . . . . . . . . .      5,000     108,125
   Nui Corp. . . . . . . . . . . . . . . . . . .      5,000     131,875
   Ocean Energy, Inc.* . . . . . . . . . . . . .     12,500      96,875
   ONEOK, Inc. . . . . . . . . . . . . . . . . .      4,000     100,500
                                                             -----------
                                                                550,250
                                                               ---------
                                                              2,738,426
                                                               ---------

ELECTRONICS & OTHER ELECTRICAL EQUIPMENT - 2.60%
   The Carbide/Graphite Group, Inc.* . . . . . .    130,000     845,000
   Inter-Tel, Inc. . . . . . . . . . . . . . . .     11,900     297,500
   SIPEX Corp.*. . . . . . . . . . . . . . . . .      1,300      31,931
   Standard Motor Products, Inc. . . . . . . . .     11,000     177,375
   Tekelec*. . . . . . . . . . . . . . . . . . .     17,100     384,750
   United Industrial Corp. . . . . . . . . . . .     20,500     189,625
   Universal Electronics, Inc.*. . . . . . . . .      4,000     184,000
   Woodward Governor Co. . . . . . . . . . . . .      9,700     266,750
                                                              ----------
                                                              2,376,931
                                                               ---------

ELECTRONIC PARTS & EQUIPMENT - WHOLESALE - 0.27%
   Avnet, Inc. . . . . . . . . . . . . . . . . .      4,000     242,000
                                                             -----------

ENGINEERING & MANAGEMENT SERVICES - 2.21%
   Billing Concepts Corp.* . . . . . . . . . . .     14,600      94,900
   Meta Group, Inc.* . . . . . . . . . . . . . .     16,700     317,300
   Morrison Knudsen Corp.* . . . . . . . . . . .      9,200      71,875
   Paradigm Geophysical, Ltd.* (Note 6). . . . .    312,350   1,532,483
                                                             -----------
                                                              2,016,558
                                                               ---------

FOOD & KINDRED PRODUCTS - 2.08%
   American Italian Pasta Co.* . . . . . . . . .      4,300     132,225
   Canandaigua Brands, Inc. - Class A* . . . . .      4,500     229,500
   Flowers Industries, Inc.. . . . . . . . . . .     55,000     876,562
   Genesee Corp. . . . . . . . . . . . . . . . .      7,000     149,187
   International Home Foods, Inc.* . . . . . . .      7,000     121,625
   Ralcorp Holdings, Inc.* . . . . . . . . . . .     12,000     239,250
   Smithfield Foods, Inc.* . . . . . . . . . . .      4,300     103,200
   Whitman Corp. . . . . . . . . . . . . . . . .      3,400      45,688
                                                              ----------
                                                              1,897,237
                                                               ---------

FOOTWEAR & RELATED APPAREL - 0.19%
   The Stride Rite Corp. . . . . . . . . . . . .     10,000      65,000
   Wolverine World Wide, Inc.. . . . . . . . . .     10,000     109,375
                                                             -----------
                                                                174,375
                                                               ---------





The  accompanying  notes  are  an  integral  part  of  the financial statements.

INVESTMENT  PORTFOLIO  -  DECEMBER  31,  1999







                                                                          Value
                                                              Shares     (Note 2)
                                                             ---------  -----------

FURNITURE & FIXTURES - 0.67%
   Kimball International, Inc. - Class B. . . . . . . . . .     11,000  $  181,500
   LADD Furniture, Inc. . . . . . . . . . . . . . . . . . .     12,500     246,875
   The Rowe Companies . . . . . . . . . . . . . . . . . . .     22,000     185,625
                                                                        -----------
                                                                           614,000
                                                                          ---------

HEAVY CONSTRUCTION - 0.06%
   Foster Wheeler Corp. . . . . . . . . . . . . . . . . . .      6,500      57,687
                                                                        -----------

INDUSTRIAL & COMMERCIAL MACHINERY - 4.23%
   Bell & Howell Co.* . . . . . . . . . . . . . . . . . . .      7,200     229,050
   Cirrus Logic, Inc.*. . . . . . . . . . . . . . . . . . .     15,300     203,681
   Diebold, Inc.. . . . . . . . . . . . . . . . . . . . . .      9,700     227,950
   Gardner Denver, Inc.*. . . . . . . . . . . . . . . . . .      4,000      66,750
   Gleason Corp.. . . . . . . . . . . . . . . . . . . . . .     12,800     297,600
   Lam Research Corp.*. . . . . . . . . . . . . . . . . . .      2,800     312,375
   Moog, Inc. Class A*. . . . . . . . . . . . . . . . . . .      7,700     207,900
   NN Ball & Roller, Inc. . . . . . . . . . . . . . . . . .    255,000   1,848,750
   PSC, Inc.. . . . . . . . . . . . . . . . . . . . . . . .     28,000     206,500
   The Gorman-Rupp Co.. . . . . . . . . . . . . . . . . . .     15,000     262,500
                                                                         ----------
                                                                         3,863,056
                                                                         ---------

INSURANCE CARRIERS - 0.58%
   LIFE INSURANCE - 0.24%
   Liberty Financial Companies, Inc.. . . . . . . . . . . .      9,400     215,613
                                                                        -----------
   TITLE INSURANCE - 0.34%
   LandAmerica Financial Group, Inc.. . . . . . . . . . . .      8,300     152,513
   The First American Financial Corp. . . . . . . . . . . .     13,000     161,687
                                                                         ----------
                                                                           314,200
                                                                          ---------
                                                                           529,813
                                                                          ---------

INVESTMENT ADVICE - 0.47%
   United Asset Management Corp.. . . . . . . . . . . . . .     10,800     200,475
   Value Line, Inc. . . . . . . . . . . . . . . . . . . . .      6,300     226,800
                                                                         ----------
                                                                           427,275
                                                                          ---------

LINEN SERVICES - 0.12%
   Angelica Corp. . . . . . . . . . . . . . . . . . . . . .     11,300     110,175
                                                                        -----------

MISCELLANEOUS PETROLEUM & COAL PRODUCTS - 0.12%
   Quaker Chemical Corp.. . . . . . . . . . . . . . . . . .      7,500     106,875
                                                                        -----------

MOTION PICTURE SERVICES - 1.54%
  Alliance Atlantis Communications Corp.* (Canada) (Note 6)    170,000   1,410,211
                                                                        -----------





The  accompanying  notes  are  an  integral  part  of  the financial statements.

INVESTMENT  PORTFOLIO  -  DECEMBER  31,  1999







                                                       Value
                                           Shares     (Note 2)
                                          ---------  -----------

OIL & GAS EXTRACTION - 7.70%
   CRUDE PETROLEUM & NATURAL GAS - 5.46%
   Callon Petroleum Co.* . . . . . . . .      6,600  $   97,762
   Comstock Resources, Inc*. . . . . . .     25,000      70,312
   EEX Corp. . . . . . . . . . . . . . .     13,500      39,656
   Gulf Canada Resources, Ltd.* (Note 6)  1,349,175   4,553,466
   Nuevo Energy Co.* . . . . . . . . . .      6,000     112,500
   Remington Oil & Gas Corp.*. . . . . .     28,000     108,500
                                                     -----------
                                                      4,982,196
                                                       ---------
   DRILLING OIL & GAS WELLS - 0.31%
   Pride International, Inc.*. . . . . .     19,300     282,263
                                                     -----------
   EXPLORATION SERVICES - 1.93%
   Stolt Comex Seaway SA - ADR* (Note 6)    152,000   1,681,500
   Veritas DGC, Inc.*. . . . . . . . . .      6,000      84,000
                                                      ----------
                                                      1,765,500
                                                      ----------
                                                       7,029,959
                                                       ---------
OPERATIVE BUILDERS - 0.48%
   Engle Homes, Inc. . . . . . . . . . .     13,500     162,000
   M.D.C. Holdings, Inc. . . . . . . . .      9,000     141,188
   NVR, Inc.*. . . . . . . . . . . . . .      2,800     133,700
                                                     -----------
                                                        436,888
                                                       ---------

PAPER & ALLIED PRODUCTS - 5.79%
   American Business Products, Inc.. . .      7,500      87,656
   Buckeye Technologies, Inc.* . . . . .     16,000     238,000
   Smurfit-Stone Container Corp.*. . . .    202,600   4,963,700
                                                     -----------
                                                      5,289,356
                                                       ---------

PRIMARY METAL INDUSTRIES - 7.92%
   Gibraltar Steel Corp. . . . . . . . .      7,500     175,313
   Intermet Corp.. . . . . . . . . . . .    149,325   1,735,903
   Kaiser Aluminum Corp. . . . . . . . .     25,000     192,188
   Olin Corp.. . . . . . . . . . . . . .      8,000     158,500
   Steel Technologies, Inc.. . . . . . .     25,000     362,500
   Texas Industries, Inc.. . . . . . . .    102,700   4,371,169
   Worthington Industries, Inc.. . . . .     14,000     231,875
                                                      ----------
                                                      7,227,448
                                                       ---------

PRINTING & PUBLISHING - 1.10%
   BOOKS - 0.18%
   Thomas Nelson, Inc. . . . . . . . . .     17,300     160,025
                                                     -----------
   CONSULTING SERVICES - 0.16%
   Franklin Covey Co.* . . . . . . . . .     18,900     141,750
                                                     -----------





The  accompanying  notes  are  an  integral  part  of  the financial statements.

INVESTMENT  PORTFOLIO  -  DECEMBER  31,  1999







                                                              Value
                                                  Shares     (Note 2)
                                                 ---------  -----------
   MANIFOLD BUSINESS FORMS - 0.53%
   Ennis Business Forms, Inc. . . . . . . . . .     13,000  $  100,750
   Reynolds & Reynolds - Class A. . . . . . . .     10,000     225,000
   The Standard Register Co.. . . . . . . . . .      3,900      75,563
   Wallace Computer Services, Inc.. . . . . . .      5,200      86,450
                                                             ----------
                                                               487,763
                                                              ---------
   NEWSPAPERS - 0.23%
   Hollinger International, Inc.. . . . . . . .     13,500     174,656
   Journal Register Co.*. . . . . . . . . . . .      2,500      38,594
                                                            -----------
                                                               213,250
                                                             ----------
                                                             1,002,788
                                                              ---------
RETAIL - 3.39%
   APPAREL & ACCESSORY STORES - 1.36%
   The Dress Barn, Inc.*. . . . . . . . . . . .     15,000     249,375
   Goody's Family Clothing, Inc.* . . . . . . .     21,300     114,488
   Payless ShoeSource, Inc.*. . . . . . . . . .      4,300     202,100
   Sym's Corp . . . . . . . . . . . . . . . . .    136,000     680,000
                                                            -----------
                                                             1,245,963
                                                              ---------

   DEPARTMENT STORES - 0.24%
   The Neiman Marcus Group, Inc.. . . . . . . .      7,900     220,706
                                                            -----------

   FURNITURE & HOME FURNISHING STORES - 0.26%
   CompUSA, Inc.* . . . . . . . . . . . . . . .     17,000      87,125
   Pier 1 Imports, Inc. . . . . . . . . . . . .     23,000     146,625
                                                             ----------
                                                               233,750
                                                              ---------

   MISCELLANEOUS RETAIL - 1.53%
   Borders Group, Inc.* . . . . . . . . . . . .      7,500     120,469
   Brookstone, Inc.*. . . . . . . . . . . . . .     16,000     281,000
   Duane Reade, Inc.* . . . . . . . . . . . . .      7,700     212,231
   Hancock Fabrics, Inc.. . . . . . . . . . . .    213,500     667,188
   OfficeMax, Inc.* . . . . . . . . . . . . . .     20,500     112,750
                                                             ----------
                                                             1,393,638
                                                             ----------
                                                             3,094,057
                                                              ---------

RUBBER & MISCELLANEOUS PLASTIC PRODUCTS - 1.80%
   Applied Extrusion Technologies, Inc.*. . . .    235,800   1,444,275
   AptarGroup, Inc. . . . . . . . . . . . . . .      8,100     203,513
                                                             ----------
                                                             1,647,788
                                                              ---------

SKILLED NURSING CARE FACILITIES - 0.09%
   Genesis Health Ventures, Inc.* . . . . . . .     42,000      86,625
                                                            -----------





The  accompanying  notes  are  an  integral  part  of  the financial statements.

INVESTMENT  PORTFOLIO  -  DECEMBER  31,  1999








                                                           Value
                                               Shares     (Note 2)
                                              ---------  -----------
STONE, CLAY & GLASS PRODUCTS - 3.94%
   Libbey, Inc.. . . . . . . . . . . . . . .    125,000  $3,593,750
                                                         -----------

TECHNICAL INSTRUMENTS & SUPPLIES - 0.20%
   Thermo Cardiosystems, Inc.* . . . . . . .     27,500     180,469
                                                         -----------

TEXTILE MILL PRODUCTS - 2.77%
   Albany International Corp. - Class A. . .    162,877   2,524,593
                                                         -----------

TRANSPORTATION - 5.23%
   AIR - 0.22%
   Airborne Freight Corp.. . . . . . . . . .      7,600     167,200
   Offshore Logistics, Inc.. . . . . . . . .      4,000      37,500
                                                          ----------
                                                            204,700
                                                           ---------
   RAILROAD - 1.50%
   Genesee & Wyoming, Inc.*. . . . . . . . .    106,550   1,371,831
                                                         -----------
   TRUCKING - 0.86%
   Consolidated Freightways Corp.* . . . . .     16,600     131,762
   J.B. Hunt Transport Services, Inc.. . . .     12,400     171,663
   Roadway Express, Inc. . . . . . . . . . .     12,000     259,500
   Yellow Corp.* . . . . . . . . . . . . . .     13,100     220,244
                                                          ----------
                                                            783,169
                                                           ---------
   WATER - 2.65%
   Trico Marine Services, Inc.*. . . . . . .    342,000   2,415,375
                                                          ----------
                                                          4,775,075
                                                           ---------

TRANSPORTATION EQUIPMENT - 1.57%
   MOTOR VEHICLE PARTS & ACCESSORIES - 0.51%
   Amcast Industrial Corp. . . . . . . . . .     14,000     229,250
   Arvin Industries, Inc.. . . . . . . . . .      4,600     130,525
   Dura Automotive Systems, Inc.*. . . . . .      5,900     102,881
                                                         -----------
                                                            462,656
                                                           ---------
   TRUCK TRAILERS - 0.23%
   Wabash National Corp. . . . . . . . . . .     14,000     210,000
                                                         -----------
   MOTOR HOMES - 0.45%
   Coachmen Industries, Inc. . . . . . . . .      7,600     114,950
   Winnebago Industries, Inc.. . . . . . . .     15,000     300,938
                                                         -----------
                                                            415,888
                                                           ---------
   GUIDED MISSILES & SPACE VEHICLES - 0.10%
   GenCorp, Inc. . . . . . . . . . . . . . .      9,500      93,812
   RAILROAD EQUIPMENT - 0.28%
   Westinghouse Air Brake Co.. . . . . . . .     14,190     251,873
                                                         -----------
                                                          1,434,229
                                                           ---------





The  accompanying  notes  are  an  integral  part  of  the financial statements.

INVESTMENT  PORTFOLIO  -  DECEMBER  31,  1999







                                                             Shares/Principal     Value
                                                                  Amount         (Note 2)
                                                            ------------------  ----------

TOTAL COMMON STOCK
    (Identified Cost $95,362,225). . . . . . . . . . . . .                      $      84,781,673
                                                                                 ------------------

SHORT-TERM INVESTMENTS - 8.43%
Dreyfus Treasury Cash Management Fund. . . . . . . . . . .            713,758             713,758
Federal National Mortgage Assoc. Discount Note, 1/20/2000.  $       4,000,000           3,988,135
Federal Home Loan Bank Discount Note, 1/20/2000. . . . . .          3,000,000           2,991,228
TOTAL SHORT-TERM INVESTMENTS
       (Identified Cost $7,693,121). . . . . . . .                                      7,693,121
                                                                                ------------------

TOTAL INVESTMENTS - 101.29%
   (Identified Cost $103,055,346). . . . . . . . . . . . .                             92,474,794

LIABILITIES, LESS OTHER ASSETS - (1.29%) . . . . . . . . .                             (1,173,687)
                                                                                ------------------

NET ASSETS - 100%. . . . . . . . . . . . . . . . . . . . .                       $      91,301,107
                                                                                 ==================




*  Non-income  producing  security
ADR  -  American  Depository  Receipt



FEDERAL TAX INFORMATION:

At December 31, 1999, the net unrealized depreciation based on identified cost for federal income tax purposes of $103,055,346 was as follows:
Unrealized appreciation . . . . . . . . . . . . . . . . . . . . . . . . .  $  11,529,092

Unrealized depreciation . . . . . . . . . . . . . . . . . . . . . . . . .    (22,109,644)
                                                                           --------------

UNREALIZED DEPRECIATION - NET . . . . . . . . . . . . . . . . . . . . . .   ($10,580,552)
                                                                           ==============





The  accompanying  notes  are  an  integral  part  of  the financial statements.

STATEMENT  OF  ASSETS  AND  LIABILITIES



DECEMBER 31, 1999

ASSETS:
Investments, at value (identified cost $103,055,346) (Note 2).  $ 92,474,794
Cash . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        56,680
Foreign currency, at value (cost $254,317) . . . . . . . . . .       247,513
Receivable for securities sold . . . . . . . . . . . . . . . .       537,545
Receivable for fund shares sold. . . . . . . . . . . . . . . .       109,070
Dividends receivable . . . . . . . . . . . . . . . . . . . . .        34,360
                                                                -------------

TOTAL ASSETS . . . . . . . . . . . . . . . . . . . . . . . . .    93,459,962
                                                                -------------

LIABILITIES:

Accrued management fee (Note 3). . . . . . . . . . . . . . . .        73,810
Accrued directors' fees (Note 3) . . . . . . . . . . . . . . .         1,720
Payable for securities purchased . . . . . . . . . . . . . . .     1,650,493
Payable for fund shares repurchased. . . . . . . . . . . . . .       408,852
Audit fee payable. . . . . . . . . . . . . . . . . . . . . . .        19,636
Custodian fee payable. . . . . . . . . . . . . . . . . . . . .         1,512
Other payables and accrued expenses. . . . . . . . . . . . . .         2,832
                                                                -------------

TOTAL LIABILITIES. . . . . . . . . . . . . . . . . . . . . . .     2,158,855
                                                                -------------

NET ASSETS FOR 8,666,584 SHARES
   OUTSTANDING . . . . . . . . . . . . . . . . . . . . . . . .  $ 91,301,107
                                                                =============

NET ASSETS CONSIST OF:

Capital stock. . . . . . . . . . . . . . . . . . . . . . . . .  $     86,665
Additional paid-in-capital . . . . . . . . . . . . . . . . . .   101,593,158
Undistributed net investment income. . . . . . . . . . . . . .       550,457
Accumulated net realized loss on investments . . . . . . . . .      (340,601)
Net unrealized depreciation on investments, foreign currency,
     and other assets and liabilities. . . . . . . . . . . . .   (10,588,572)
                                                                -------------

TOTAL NET ASSETS . . . . . . . . . . . . . . . . . . . . . . .  $ 91,301,107
                                                                =============

NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE - CLASS A
   ($91,301,107/8,666,584 shares). . . . . . . . . . . . . . .  $      10.53
                                                                =============





The  accompanying  notes  are  an  integral  part  of  the financial statements.

STATEMENT  OF  OPERATIONS



FOR THE YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME:
Dividends (net of foreign tax withheld, $27,241). . . .  $1,039,828
Interest. . . . . . . . . . . . . . . . . . . . . . . .     511,991
                                                         -----------

Total Investment Income . . . . . . . . . . . . . . . .   1,551,819
                                                         -----------


EXPENSES:

Management fee  (Note 3). . . . . . . . . . . . . . . .     913,250
Directors' fees (Note 3). . . . . . . . . . . . . . . .       5,201
Custodian fee . . . . . . . . . . . . . . . . . . . . .      29,999
Audit fee . . . . . . . . . . . . . . . . . . . . . . .      23,751
Miscellaneous . . . . . . . . . . . . . . . . . . . . .      26,493
                                                         -----------

Total Expenses. . . . . . . . . . . . . . . . . . . . .     998,694
                                                         -----------

NET INVESTMENT INCOME . . . . . . . . . . . . . . . . .     553,125
                                                         -----------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:

Net realized gain (loss) on -
   Investments. . . . . . . . . . . . . . . . . . . . .   1,140,287
   Foreign currency, forward foreign currency exchange
      contracts, and other assets and liabilities . . .      (1,650)
                                                         -----------
                                                          1,138,637
                                                         -----------

Net change in unrealized depreciation on-
   Investments. . . . . . . . . . . . . . . . . . . . .   6,820,408
   Foreign currency, forward foreign currency exchange
       contracts, and other assets and liabilities. . .      (8,026)
                                                         -----------
                                                          6,812,382
                                                         -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS . . . . . . . . . . . . . . . . . . .   7,951,019
                                                         -----------

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS. . . . . . . . . . . . . . . . . . .  $8,504,144
                                                         ===========




The  accompanying  notes  are  an  integral  part  of  the financial statements.

STATEMENTS  OF  CHANGES  IN  NET  ASSETS




                                                        FOR THE YEAR      FOR THE YEAR
                                                       ENDED 12/31/99    ENDED 12/31/98
                                                      ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income. . . . . . . . . . . . . . . .  $       553,125   $       508,214
Net realized gain (loss) on investments. . . . . . .        1,138,637        (1,433,638)
Net change in unrealized appreciation (depreciation)
    on investments . . . . . . . . . . . . . . . . .        6,812,382       (15,675,699)
                                                      ----------------  ----------------

Net increase (decrease) from operations. . . . . . .        8,504,144       (16,601,123)
                                                      ----------------  ----------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):

From net investment income . . . . . . . . . . . . .         (526,183)               --
From net realized gain on investments. . . . . . . .               --        (6,778,592)
                                                      ----------------  ----------------

Total distributions to shareholders. . . . . . . . .         (526,183)       (6,778,592)
                                                      ----------------  ----------------

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share
   transactions (Note 5) . . . . . . . . . . . . . .      (16,343,026)        1,445,861
                                                      ----------------  ----------------

Net decrease in net assets . . . . . . . . . . . . .       (8,365,065)      (21,933,854)

NET ASSETS:

Beginning of year. . . . . . . . . . . . . . . . . .       99,666,172       121,600,026
                                                      ----------------  ----------------

END OF YEAR (including undistributed net investment
   income of $550,457 and $525,165, respectively). .  $    91,301,107   $    99,666,172
                                                      ================  ================




The  accompanying  notes  are  an  integral  part  of  the financial statements.

FINANCIAL  HIGHLIGHTS





                                                FOR THE YEARS ENDED
                                                     12/31/99          12/31/98    12/31/97    12/31/96    12/31/95
                                               ---------------------  ----------  ----------  ----------  ----------
PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD):
NET ASSET VALUE - BEGINNING  OF YEAR. . . . .  $               9.64   $   12.05   $   12.09   $   11.95   $   12.92

Income from investment operations:
   Net investment income (loss) . . . . . . .                 0.072       0.049      (0.015)      0.045      (0.004)
   Net realized and unrealized gain (loss)
    on investments. . . . . . . . . . . . . .                 0.877      (1.774)      1.502       1.112       1.934
                                               ---------------------  ----------  ----------  ----------  ----------

Total from investment operations. . . . . . .                 0.949      (1.725)      1.487       1.157       1.930
                                               ---------------------  ----------  ----------  ----------  ----------

Less distributions to shareholders:
   From net investment income . . . . . . . .                (0.059)         --      (0.009)     (0.035)         --
   From net realized gain on investments. . .                    --      (0.685)     (1.518)     (0.889)     (2.900)
   In excess of net realized gain
         on investments . . . . . . . . . . .                    --          --          --      (0.093)         --
                                               ---------------------  ----------  ----------  ----------  ----------

Total distributions to shareholders . . . . .                (0.059)     (0.685)     (1.527)     (1.017)     (2.900)
                                               ---------------------  ----------  ----------  ----------  ----------

NET ASSET VALUE - END OF YEAR . . . . . . . .  $              10.53   $    9.64   $   12.05   $   12.09   $   11.95
                                               =====================  ==========  ==========  ==========  ==========


Total return1 . . . . . . . . . . . . . . . .                  9.87%    (13.59)%      12.29%      10.06%      14.70%

Ratios of expenses (to average net assets) /
    Supplemental Data:
    Expenses. . . . . . . . . . . . . . . . .                  1.09%       1.09%       1.07%       1.08%       1.07%
    Net investment income (loss). . . . . . .                  0.61%       0.44%     (0.12)%       0.29%     (0.03)%
    Portfolio turnover. . . . . . . . . . . .                    92%         81%         94%         31%         77%

NET ASSETS - END OF YEAR
   (000'S OMITTED). . . . . . . . . . . . . .  $             91,301   $  99,666   $ 121,600   $ 100,688   $ 143,003
                                               =====================  ==========  ==========  ==========  ==========



1Represents aggregate total return for the period indicated, and assumes reinvestment of distributions.

The  accompanying  notes  are  an  integral  part  of  the financial statements.

NOTES  TO  FINANCIAL  STATEMENTS

1.     ORGANIZATION

Small Cap Series (the "Series") is a no-load diversified series of Exeter Fund, Inc. (the "Fund"). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series is authorized to issue five classes of shares (Class A, B, C, D, E). Currently, only Class A shares have been issued. Each class of shares is substantially the same, except that class-specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

Share of the Series are offered to investors, employees and clients of Manning & Napier Advisors, Inc. (the "Advisor") dba Exeter Asset Management, and its affiliates. The total authorized capital stock of the Fund consists of one billion shares of common stock each having a par value of $0.01. As of December 31, 1999, 1.7 million shares have been designated in total among 31 series, of which 37.5 million have been designated as Small Cap Series Class A Common Stock.

2.     SIGNIFICANT  ACCOUNTING  POLICIES

SECURITY  VALUATION
Portfolio securities, including domestic equities, foreign equities, options and corporate bonds, listed on an exchange are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund's pricing service.

Debt securities, including government bonds and mortgage backed securities, will normally be valued on the basis of evaluated bid prices provided by the Fund's pricing service.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value.

     SECURITY  TRANSACTIONS,  INVESTMENT  INCOME  AND  EXPENSES
Security transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund.

     FEDERAL  INCOME  TAXES
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent the Series distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

NOTES  TO  FINANCIAL  STATEMENTS

At December 31, 1999, the Series, for federal income tax purposes, had a capital loss carryforward of $340,601 which will expire on December 31, 2006.

     DISTRIBUTIONS  OF  INCOME  AND  GAINS
Distributions  to  shareholders  of  net  investment  income  are made annually.
Distributions of net realized gains are made at least annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses, foreign denominated investments or character reclassification between net income and net gains. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders during such period. As a result, the Series may periodically make reclassifications among its capital accounts without impacting the Series' net asset value. Any such reclassifications are not reflected in the financial highlights.

     FOREIGN  CURRENCY  TRANSLATION
The accounting records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: a) investment securities, other assets and liabilities are converted to U.S. dollars based upon current exchange rates; and b) purchases and sales of securities and income and expenses are converted into U.S. dollars based upon the currency exchange rates prevailing on the respective dates of such transactions.

Gains and losses attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. The portion of both realized and unrealized gains and losses on investment that result from fluctuations in foreign currency exchange rates is not separately stated.

     FORWARD  FOREIGN  CURRENCY  EXCHANGE  CONTRACTS
The Series may purchase or sell forward foreign currency exchange contracts in order to hedge a portfolio position or specific transaction. Risks may arise if the counterparties to a contract are unable to meet the terms of the contract or if the value of the foreign currency moves unfavorably.

All forward foreign currency exchange contracts are adjusted daily by the exchange rate of the underlying currency and, for financial statement purposes, any gain or loss is recorded as unrealized gain or loss until a contract has been closed. Realized and unrealized gain or loss arising from a transaction is included in net realized and unrealized gain (loss) from foreign currency and forward foreign currency exchange contracts.

The Series regularly trades forward foreign currency exchange contracts with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to changes in foreign currency exchange rates.

The notional or contractual amount of these instruments represents the investment the Series has in forward foreign currency exchange contracts and does not necessarily represent the amounts potentially at risk. The measurement of the risks associated with forward foreign currency exchange contracts is meaningful only when all related and offsetting transactions are considered. 18

NOTES  TO  FINANCIAL  STATEMENTS

     FORWARD  FOREIGN  CURRENCY  EXCHANGE  CONTRACTS  (continued)
     At December 31, 1999 the Series had no open forward foreign currency exchange contracts.

     OTHER
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of the revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.     TRANSACTIONS  WITH  AFFILIATES

The Fund has an investment advisory agreement with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1% of the Series' average daily net assets.

Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series' organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. These services are provided at no additional cost to the Series.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

4.     PURCHASES  AND  SALES  OF  SECURITIES

For the year ended December 31, 1999, purchases and sales of securities, other than United States Government securities and short-term securities, were $74,708,904 and $77,938,016, respectively.


5.     CAPITAL  STOCK  TRANSACTIONS
     Transactions  in  shares  of  Small  Cap  Series  Class  A  Shares  were:





              FOR THE YEAR                       FOR THE YEAR
             ENDED 12/31/99                      ENDED 12/31/98
             ---------------                     ----------------
                 Shares            Amount         Shares        Amount
             ---------------  ----------------  -----------  -------------
Sold. . . .         917,383   $     8,959,250      842,778   $  9,931,958
Reinvested.          51,612           521,276      782,160      6,679,645
Repurchased      (2,639,726)      (25,823,552)  (1,375,248)   (15,165,742)
             ---------------  ----------------  -----------  -------------
Total . . .      (1,670,731)  $   (16,343,026)     249,690   $  1,445,861
             ===============  ================  ===========  =============



A significant portion of the Series shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

NOTES  TO  FINANCIAL  STATEMENTS


6.     FOREIGN  SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable domestic companies and the United States Government.

REPORT  OF  INDEPENDENT  ACCOUNTANTS


To  the  Board  of  Directors  and Shareholders of Exeter Fund, Inc. - Small Cap
Series:


In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Exeter Fund, Inc.: Small Cap Series (the "Fund") at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers  LLP
Boston,  Massachusetts
February  18,  2000

Exeter  Fund,  Inc.
International  Series
Annual  Report
December  31,1999

MANAGEMENT  DISCUSSION  AND  ANALYSIS

DEAR  SHAREHOLDERS:

In the last six months, we have made several changes in the regions in which the International Series is invested. The Hong Kong and Southeast Asian holdings had appreciated as expected, and we sold them late in the year. We have identified an attractive opportunity in Eastern Europe, and we have invested a portion of the portfolio in that region to provide exposure to the growth we expect there. The Series is now invested entirely in European stocks, including the following countries: France, Italy, Germany, Spain, Hungary, and the Czech Republic.

The Hong Kong positions represented approximately 5% of the portfolio before their sale. These stocks were originally purchased in late 1995 and early 1996. The securities we purchased represented companies in mainland China, and we expected them to appreciate as Chinese moved from a state-controlled economy to a more open one. The stocks performed well over the time we held them, and they increased sharply late in the year as the Hong Kong market had a huge run. We sold the shares in order to lock in their gains and to move the cash to areas which we believe offer more potential for the future.

The Southeast Asian securities were also a small portion of the portfolio, representing approximately 3% before they were sold. We originally invested in this region in late 1997 when the initial phases of the Asian crisis had led to currency devaluations and steep drops in the markets. We purchased selected stocks that we believed would emerge from the difficult environment more quickly than others, and they did indeed increase significantly as the economies began to show signs of improvement and the markets began to rise. As with the Hong Kong securities, we sold the shares to take advantage of the gains they had realized and used the proceeds to position the Series for future growth.

Beginning in December, we purchased stocks in a new region for the Series, Eastern Europe. These holdings now include stocks from Hungary, and the Czech Republic. We see these stocks as another way for the Series to benefit from the economic and market trends we are seeing in Western Europe. Specifically, the corporate restructuring in Western Europe is directly benefiting these countries because production costs are lower and companies are moving production to this region. In addition, these two countries are expected to join the European Union in the next five to seven years. We expect this to have a strong positive effect on their economies as it has in other countries, such as Greece, Spain, and Italy, as they neared European Union membership. Because this region holds more risk as well as offering more growth potential, we have limited the portion of the Series invested in Eastern European stocks to approximately 7.5%.

The majority of the Series' holdings are still in Western Europe, and the investment environment there continues to be positive as economic growth is accelerating, inflation has remained low, and interest rates are supportive. Additional positive factors are the corporate restructuring taking place and the implementation of more business-friendly government policies.

Outside of this long-term trend in Western Europe, there are several recent factors bolstering our positive outlook. First, Germany has recently announced a major tax reform program that will cut both corporate tax rates and personal income tax rates. We obviously expect this to benefit the German markets, but we also expect the rest of Europe to follow suit. The reduction in corporate taxes will remove some constraints on corporate management, and the changes in income tax rates should encourage investment. Second, we have seen a very high level of merger and acquisition activity in Europe. We expect to this activity to lead to increased efficiency for the corporations involved as they create Europe-wide operations and eliminate duplicate structures that were in place simply because of country borders and regulations. This trend accelerated in 1999 with the introduction of the euro as a common currency, and we expect it to have a major effect in the next few years.

MANAGEMENT  DISCUSSION  AND  ANALYSIS


We compare the International Series' performance to two indices, the S&P 500 Total Return Index and the Morgan Stanley All Country World ex US Index. While the S&P 500 reflects returns only in the United States, we use it to reflect the difference between domestic and foreign investments. Although the S&P 500 returned over 20% for the fifth straight year, the International Series outperformed it for the year. The Morgan Stanley All Country World ex US Index is a broad measure of stocks outside the United States. The International Series slightly underperformed this index in 1999 due primarily to lower investments in Southeast Asia and to our avoidance of Japan. Japan had among the highest returns in 1999, but we believe they have many economic problems that make investment there too risky at this time. We will continue to evaluate the situation there for possible future investment.

We  wish  you  all  the  best  in  the  new  year.

Sincerely,

EXETER  ASSET  MANAGEMENT


[graphic]
[pie  chart]

Data  for  pie  chart  to  follow:

Portfolio  Allocation  by  Country*  -  As  of  12/31/99

France  -  32%
Germany  -  37%
Czech  Republic  -  2%
Italy  -  16%
Hungary  -  3%
Spain  -  10%

*  As  a  percentage  of  common  stocks.

PERFORMANCE  UPDATE  AS  OF  DECEMBER  31,  1999


Exeter  Fund,  Inc.
International  Series



                               Total Return
Through     Growth of $10,000              Average
12/31/99    Investment         Cumulative  Annual
One Year    $12,744             27.44%     27.44%
Five Year   $25,636            156.36%     20.70%
Inception 1 $29,289            192.89%     15.74%




S&P  500  Total  Return  Index



                                Total Return
Through     Growth of $10,000              Average
12/31/99    Investment         Cumulative  Annual
One Year    $12,104             21.04%      21.04%
Five Year   $35,093            250.93%      28.52%
Inception 1 $41,634            316.34%      21.41%




Morgan  Stanley
All  Country  World  ex  U.S.  Index



                                Total Return
Through     Growth of $10,000              Average
12/31/99    Investment         Cumulative  Annual
One Year    $13,180             31.80%     31.80%
Five Year   $17,701             77.01%     12.09%
Inception 1 $24,441            144.41%     12.93%




The value of a $10,000 investment in the Exeter Fund, Inc. - International Series from its inception (8/27/92) to present (12/31/99) as compared to the Standard & Poor's (S&P) 500 Total Return Index and the Morgan Stanley Capital International All Country World ex U.S. Index. 2


[graphic]
[line  chart]

Data  for  line  chart  to  follow:



             Exeter Fund, Inc.    S&P 500 Total  Morgan Stanley All Country
Date        International Series  Return Index       World ex US Index
08/27/1992                10,000         10,000                      10,000
12/31/1992                10,598         10,643                       9,510
12/31/1993                13,359         11,709                      12,892
12/31/1994                11,425         11,868                      13,808
12/31/1995                11,898         16,312                      14,985
12/31/1996                14,557         20,052                      15,981
12/31/1997                18,589         26,959                      16,254
12/31/1998                22,983         34,398                      18,544
12/31/1999                29,289         41,634                      24,441




1 Performance numbers for the Series and Indices are calculated from August 27, 1992, the Series' inception date. The Series' performance is historical and may not be indicative of future results.

2 The Standard & Poor (S&P) 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-the-Counter market. The Morgan Stanley Capital International All Country World ex U.S. Index is a market capitalization weighted measure of the total return of 2,018 companies listed on the stock exchanges of 47 countries. The Index is denominated in U.S. Dollars. The Indices' returns assume reinvestment of dividends and, unlike Series returns, do not reflect any fees or expenses.

INVESTMENT  PORTFOLIO  -  DECEMBER  31,  1999



                                                      Value
                                          Shares     (Note 2)
                                         ---------  -----------

COMMON STOCK - 96.00%

CZECH REPUBLIC-1.54%
BANKING-0.14%
Ceska Sporitelna as*. . . . . . . . . .     48,660  $  225,309
                                                    -----------

BROADCAST SERVICES-0.42%
Ceske Radiokomunikac as*. . . . . . . .     18,300     672,151
                                                    -----------

TELECOMMUNICATIONS-0.63%
Cesky Telecom as. . . . . . . . . . . .     62,790   1,010,298
                                                    -----------

UTILITIES-GAS AND ELECTRIC-0.35%
Ceske Energeticke Zvody as. . . . . . .    227,220     562,066
                                                    -----------

TOTAL CZECH SECURITIES
   (Identified Cost $2,276,234) . . . .              2,469,824
                                                    -----------

FRANCE - 31.27%

AEROSPACE & MILITARY TECHNOLOGY - 0.30%
Thomson CSF . . . . . . . . . . . . . .     14,389     476,581
                                                    -----------

AUTOMOBILES - 0.59%
PSA Peugeot Citroen . . . . . . . . . .      4,145     943,719
                                                    -----------

BANKING - 2.30%
Banque Nationale de Paris . . . . . . .     23,347   2,160,185
Societe Generale. . . . . . . . . . . .      6,578   1,534,865
                                                    -----------
                                                     3,695,050
                                                    -----------

BEVERAGE & TOBACCO - 1.81%
LVMH (Louis Vuitton Moet Hennessy). . .      6,464   2,903,574
                                                    -----------

BUILDING MATERIALS & COMPONENTS - 0.53%
Lafarge SA. . . . . . . . . . . . . . .      7,327     855,556
                                                    -----------

BUSINESS & PUBLIC SERVICES-2.92%
Vivendi . . . . . . . . . . . . . . . .     51,747   4,685,974
                                                    -----------

CHEMICALS - 1.86%
L'Air Liquide . . . . . . . . . . . . .      9,006   1,511,915
Aventis SA. . . . . . . . . . . . . . .     25,300   1,474,554
                                                    -----------
                                                     2,986,469
                                                    -----------

ELECTRICAL & ELECTRONICS-3.06%
Alcatel Alsthom . . . . . . . . . . . .     21,353   4,917,656
                                                    -----------

ENERGY SOURCES-3.65%
Total Fina SA - B . . . . . . . . . . .     43,855   5,869,476
                                                    -----------

FOOD & HOUSEHOLD PRODUCTS - 0.84%
Groupe Danone . . . . . . . . . . . . .      5,706   1,348,689
                                                    -----------




The  accompanying  notes  are  an  integral  part  of  the financial statements.

INVESTMENT  PORTFOLIO  -  DECEMBER  31,  1999




                                                   Value
                                      Shares      (Note 2)
                                    ----------  ------------
FRANCE (continued)
HEALTH & PERSONAL CARE - 3.24%
Sanofi-Synthelabo SA*. . . . . . .      46,668  $ 1,948,741
L'Oreal. . . . . . . . . . . . . .       4,063    3,268,865
                                                ------------
                                                  5,217,606
                                                ------------
INDUSTRIAL COMPONENTS-0.21%
Michelin-B . . . . . . . . . . . .       8,413      331,421
                                                ------------

LEISURE & TOURISM - 0.40%
Accor SA . . . . . . . . . . . . .      13,295      644,202
                                                ------------

MACHINERY & ENGINEERING - 0.67%
Schnieder SA . . . . . . . . . . .      13,595    1,070,433
                                                ------------

MATERIALS & COMMODITIES-1.03%
Compagnie de St. Gobain. . . . . .       8,761    1,652,199
                                                ------------

MERCHANDISING - 3.40%
Carrefour Supermarche SA . . . . .      25,888    4,787,968
Casino Guichard-Perrachon SA . . .       5,825      668,992
                                                ------------
                                                  5,456,960
                                                ------------

MULTI-INDUSTRY - 4.46%
AXA. . . . . . . . . . . . . . . .      27,573    3,854,646
Chargeurs SA . . . . . . . . . . .       1,235       69,734
Pathe SA . . . . . . . . . . . . .       3,705      457,324
Suez Lyonnaise des Eaux. . . . . .      17,368    2,791,157
                                                ------------
                                                  7,172,861
                                                ------------

TOTAL FRENCH SECURITIES
   (Identified Cost $20,392,720) .               50,228,426
                                                ------------


GERMANY - 35.13%

AIRLINES - 0.35%
Deutsche Lufthansa AG. . . . . . .      23,700      562,575
                                                ------------

BANKING - 3.81%
HypoVereinsbank AG . . . . . . . .      49,730    3,405,748
Dresdner Bank AG . . . . . . . . .      50,000    2,722,220
                                                ------------
                                                  6,127,968
                                                ------------

BUSINESS & PUBLIC SERVICES - 2.10%
SAP AG . . . . . . . . . . . . . .       6,850    3,376,562
                                                ------------

CHEMICALS - 2.49%
Bayer AG . . . . . . . . . . . . .      83,750    3,992,925
                                                ------------

ELECTRICAL & ELECTRONICS - 6.63%
Siemens AG . . . . . . . . . . . .      83,000   10,647,464
                                                ------------




The  accompanying  notes  are  an  integral  part  of  the financial statements.

INVESTMENT  PORTFOLIO  -  DECEMBER  31,  1999





                                                 Value
                                      Shares     (Note 2)
                                    ----------  -----------
GERMANY (continued)
INSURANCE - 4.84%
Allianz AG . . . . . . . . . . . .      23,070  $7,771,553
                                                -----------

MACHINERY & ENGINEERING - 6.19%
Mannesmann AG. . . . . . . . . . .      36,450   8,851,082
MAN AG . . . . . . . . . . . . . .      29,020   1,091,913
                                                -----------
                                                 9,942,995
                                                -----------

MATERIALS & COMMODITIES - 0.49%
Degussa-Huels AG . . . . . . . . .      17,900     786,514
                                                -----------

MULTI-INDUSTRY - 1.02%
Viag AG. . . . . . . . . . . . . .      87.256   1,633,184
                                                -----------

TELECOMMUNICATIONS - 3.07%
Deutsche Telekom AG. . . . . . . .      70,000   4,938,884
                                                -----------

UTILITIES - GAS & ELECTRIC - 4.14%
RWE AG . . . . . . . . . . . . . .      75,810   3,024,740
VEBA AG. . . . . . . . . . . . . .      74,150   3,632,597
                                                -----------
                                                 6,657,337
                                                -----------

TOTAL GERMAN SECURITIES
   (Identified Cost $21,836,879) .              56,437,961
                                                -----------

HUNGARY - 3.09%

BANKING-0.48%
OTP bank Rt. . . . . . . . . . . .      13,300     776,599
                                                -----------

CHEMICALS - 0.18%
Borsodchem Rt. . . . . . . . . . .       7,110     286,317
                                                -----------

ENERGY SOURCES- 0.67%
MOL Magyar Olaj-es . . . . . . . .      52,300   1,084,022
                                                -----------

FOOD & HOUSEHOLD PRODUCTS - 0.16%
Pick Szeged Rt . . . . . . . . . .       5,529     258,668
                                                -----------

HEALTH & PERSONAL CARE - 0.65%
EGIS Rt. . . . . . . . . . . . . .       6,857     270,985
Gedeon Richter RT. . . . . . . . .      11,900     779,888
                                                -----------
                                                 1,050,873
                                                -----------
TELECOMMUNICATIONS - 0.95%
Magyar TavKozlesi Rt . . . . . . .     218,900   1,529,664
                                                -----------

TOTAL HUNGARIAN SECURITIES
   (Identified Cost $4,597,592). .               4,986,143
                                                -----------




The  accompanying  notes  are  an  integral  part  of  the financial statements.

INVESTMENT  PORTFOLIO  -  DECEMBER  31,  1999





                                                              Value
                                                  Shares     (Note 2)
                                                ----------  -----------

ITALY - 15.75%
BUILDING MATERIAL & COMPONENTS - 0.31%
Italcementi S.p.A. . . . . . . . . . . . . . .      41,600  $  504,242
                                                            -----------

ENERGY SOURCES - 2.55%
Edison S.p.A.. . . . . . . . . . . . . . . . .      50,000     411,111
ENI S.p.A. . . . . . . . . . . . . . . . . . .     668,440   3,686,544
                                                            -----------
                                                             4,097,655
                                                            -----------

FINANCIAL SERVICES - 3.73%
Banca Commerciale Italiana . . . . . . . . . .     250,000   1,363,635
Banca Intesa S.p.A.. . . . . . . . . . . . . .     120,100     488,891
Uncredito Italiano S.p.A.. . . . . . . . . . .     489,000   2,410,422
Istituto Bancario San Paolo di Torina. . . . .     126,800   1,727,808
                                                            -----------
                                                             5,990,756
                                                            -----------

INSURANCE - 1.77%
Assicurazioni Generali . . . . . . . . . . . .      85,804   2,842,796
                                                            -----------

MULTI-INDUSTRY - 0.27%
Pirelli S.p.A. . . . . . . . . . . . . . . . .     160,000     440,404
                                                            -----------

TELECOMMUNICATIONS - 6.64%
Telecom Italia S.p.A.. . . . . . . . . . . . .     294,445   4,163,865
Telecom Italia Mobile S.p.A. . . . . . . . . .     580,000   6,497,165
                                                            -----------
                                                            10,661,030
                                                            -----------

TEXTILES & APPAREL - 0.48%
Benetton Group S.p.A.. . . . . . . . . . . . .     332,520     765,803
                                                            -----------

TOTAL ITALIAN SECURITIES
   (Identified Cost $11,276,985) . . . . . . .              25,302,686
                                                            -----------


SPAIN -9.22%

BEVERAGE & TOBACCO - 0.19%
Altadis SA . . . . . . . . . . . . . . . . . .      21,330     305,945
                                                            -----------

CONSTRUCTION & HOUSING - 0.43%
Fomento de Construcciones y Contratas SA . . .      18,216     371,679
Grupo Dragados SA. . . . . . . . . . . . . . .      35,964     318,227
                                                            -----------
                                                               689,906
                                                            -----------

FINANCIAL SERVICES  - 3.09%
Banco Bilbao Vizcaya SA. . . . . . . . . . . .     144,610   2,065,438
Banco Santander Central Hispano SA . . . . . .     183,854   2,087,391
Corporacion Bancaria de Espana SA (Argentaria)      34,098     803,541
                                                            -----------
                                                             4,956,370
                                                            -----------





The  accompanying  notes  are  an  integral  part  of  the financial statements.

INVESTMENT  PORTFOLIO  -  DECEMBER  31,  1999





                                        Shares/Principal      Value
                                             Amount         (Note 2)
                                        -----------------  -----------
SPAIN (continued)
METAL - STEEL - 0.29%
Acerinox SA. . . . . . . . . . . . . .             11,715  $  468,599
                                                           -----------

MULTI-INDUSTRY - 0.20%
Autopistas Concesionaria Espanola SA .             32,925     320,935
                                                           -----------

TELECOMMUNICATIONS - 2.62%
Telefonica SA. . . . . . . . . . . . .            168,315   4,216,372
                                                           -----------

UTILITIES - GAS & ELECTRIC - 2.40%
Endesa SA. . . . . . . . . . . . . . .             70,100   1,395,626
Gas Natural SDG - E SA . . . . . . . .             29,966     692,244
Iberdrola SA . . . . . . . . . . . . .             61,224     850,951
Union Electrica Fenosa SA. . . . . . .             52,126     912,994
                                                           -----------
                                                            3,851,815
                                                           -----------

TOTAL SPANISH SECURITIES
   (Identified Cost $4,877,498). . . .                     14,809,942
                                                           -----------

TOTAL COMMON STOCK
   (Identified Cost $65,257,908) . . .                    154,234,982
                                                           -----------

SHORT-TERM INVESTMENTS - 2.80%
U.S. Treasury Bill, 2/17/2000. . . . .  $       3,000,000   2,980,926
Dreyfus Treasury Cash Management Fund.          1,524,180   1,524,180
                                                           -----------

TOTAL SHORT-TERM INVESTMENTS
   (Identified Cost $4,505,106). . . .                      4,505,106
                                                           -----------

TOTAL INVESTMENTS - 98.80%
   (Identified Cost $69,763,014) . . .                    158,740,088

OTHER ASSETS, LESS LIABILITIES - 1.20%                      1,930,046
                                                           -----------

NET ASSETS - 100%. . . . . . . . . . .              $     160,670,134
                                                    =================




*  Non-income  producing  security





FEDERAL TAX INFORMATION:

At December 31, 1999, the net unrealized appreciation based on identified cost for federal income tax purposes of $69,763,014 was as follows:
Unrealized appreciation . . . . . . . . . . . . . . . . . . . . . . . . .  $89,148,682

Unrealized depreciation . . . . . . . . . . . . . . . . . . . . . . . . .     (171,608)
                                                                           ------------

UNREALIZED APPRECIATION - NET . . . . . . . . . . . . . . . . . . . . . .  $88,977,074
                                                                           ============





For its fiscal year ended December 31, 1999, the total amount of income received by the Series from sources within foreign countries and possessions of the United States was $0.345 per share (representing a total of $3,176,987). The total amount of taxes paid by the Series to such countries was $0.047 per share (representing a total of $435,825).

The  accompanying  notes  are  an  integral  part  of  the financial statements.


8

INVESTMENT  PORTFOLIO  -  DECEMBER  31,  1999




INDUSTRY CONCENTRATION (AS A PERCENT OF NET ASSETS)     Percent
                                                     of Net Assets
                                                     --------------
Aerospace & Military Technology . . . . . . . . . .           0.30%
Airlines. . . . . . . . . . . . . . . . . . . . . .           0.35%
Automobiles . . . . . . . . . . . . . . . . . . . .           0.59%
Banking . . . . . . . . . . . . . . . . . . . . . .           6.73%
Beverage & Tobacco. . . . . . . . . . . . . . . . .           2.00%
Broadcast Services. . . . . . . . . . . . . . . . .           0.42%
Building Materials & Components . . . . . . . . . .           0.84%
Business & Public Services. . . . . . . . . . . . .           5.02%
Chemicals . . . . . . . . . . . . . . . . . . . . .           4.53%
Construction & Housing. . . . . . . . . . . . . . .           0.43%
Electrical & Electronics. . . . . . . . . . . . . .           9.69%
Energy Sources. . . . . . . . . . . . . . . . . . .           6.87%
Financial Services. . . . . . . . . . . . . . . . .           6.82%
Food & Household Products . . . . . . . . . . . . .           1.00%
Health & Personal Care. . . . . . . . . . . . . . .           3.89%
Industrial Components . . . . . . . . . . . . . . .           0.21%
Insurance . . . . . . . . . . . . . . . . . . . . .           6.61%
Leisure & Tourism . . . . . . . . . . . . . . . . .           0.40%
Machinery & Engineering . . . . . . . . . . . . . .           6.86%
Materials & Commodities . . . . . . . . . . . . . .           1.52%
Merchandising . . . . . . . . . . . . . . . . . . .           3.40%
Metals-Steel. . . . . . . . . . . . . . . . . . . .           0.29%
Multi-Industry. . . . . . . . . . . . . . . . . . .           5.95%
Telecommunications. . . . . . . . . . . . . . . . .          13.91%
Textiles & Apparel. . . . . . . . . . . . . . . . .           0.48%
Utilities - Gas & Electric. . . . . . . . . . . . .           6.89%
                                                     --------------
TOTAL COMMON STOCK. . . . . . . . . . . . . . . . .          96.00%
                                                     ==============




The  accompanying  notes  are  and  integral  part  of the financial statements.

STATEMENT  OF  ASSETS  AND  LIABILITIES



DECEMBER 31, 1999

ASSETS:
Investments, at value (identified cost $69,763,014)(Note 2). .  $158,740,088
Cash . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       728,806
Foreign currency, at value (cost $537,943) . . . . . . . . . .       527,536
Foreign tax reclaims receivable. . . . . . . . . . . . . . . .       455,914
Receivable for securities sold . . . . . . . . . . . . . . . .     1,062,774
                                                                -------------

TOTAL ASSETS . . . . . . . . . . . . . . . . . . . . . . . . .   161,515,118
                                                                -------------

LIABILITIES:

Accrued management fee (Note 3). . . . . . . . . . . . . . . .       145,970
Accrued directors' fees (Note 3) . . . . . . . . . . . . . . .         1,720
Payable for fund shares repurchased. . . . . . . . . . . . . .       653,912
Audit fee payable. . . . . . . . . . . . . . . . . . . . . . .        25,142
Custodian fee payable. . . . . . . . . . . . . . . . . . . . .        11,236
Other payables and accrued expenses. . . . . . . . . . . . . .         7,004
                                                                -------------

TOTAL LIABILITIES. . . . . . . . . . . . . . . . . . . . . . .       844,984
                                                                -------------

NET ASSETS FOR 9,217,361 SHARES
   OUTSTANDING . . . . . . . . . . . . . . . . . . . . . . . .  $160,670,134
                                                                =============

NET ASSETS CONSIST OF:

Capital stock. . . . . . . . . . . . . . . . . . . . . . . . .  $     92,174
Additional paid-in-capital . . . . . . . . . . . . . . . . . .    46,840,643
Distributions in excess of net investment income . . . . . . .        (9,701)
Accumulated net realized gain on investments . . . . . . . . .    24,824,145
Net unrealized appreciation on investments, foreign currency,
      and other assets and liabilities . . . . . . . . . . . .    88,922,873
                                                                -------------

TOTAL NET ASSETS . . . . . . . . . . . . . . . . . . . . . . .  $160,670,134
                                                                =============

NET ASSET VALUE, OFFERING PRICE AND
REDEMPTION PRICE PER SHARE
($160,670,134/9,217,361 shares). . . . . . . . . . . . . . . .  $      17.43
                                                                =============




The  accompanying  notes  are  an  integral  part  of  the financial statements.

STATEMENT  OF  OPERATIONS



FOR THE YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME:
Dividends (net of foreign tax withheld $435,825). . . . . . .  $ 2,741,162
Interest. . . . . . . . . . . . . . . . . . . . . . . . . . .      254,133
                                                               ------------

Total Investment Income . . . . . . . . . . . . . . . . . . .    2,995,295
                                                               ------------

EXPENSES:

Management fee (Note 3) . . . . . . . . . . . . . . . . . . .    1,834,579
Directors' fees (Note 3). . . . . . . . . . . . . . . . . . .        5,201
Custodian fee . . . . . . . . . . . . . . . . . . . . . . . .      122,499
Audit fee . . . . . . . . . . . . . . . . . . . . . . . . . .       32,800
Miscellaneous . . . . . . . . . . . . . . . . . . . . . . . .       49,581
                                                               ------------

Total Expenses. . . . . . . . . . . . . . . . . . . . . . . .    2,044,660
                                                               ------------

NET INVESTMENT INCOME . . . . . . . . . . . . . . . . . . . .      950,635
                                                               ------------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:

Net realized gain on -
    Investments . . . . . . . . . . . . . . . . . . . . . . .   34,350,162
     Foreign currency , forward foreign currency
         exchange contracts and other assets and liabilities.    7,926,356
                                                               ------------

                                                                42,276,518
                                                               ------------

Net change in unrealized appreciation (depreciation) on -
   Investments. . . . . . . . . . . . . . . . . . . . . . . .     (932,393)
   Foreign currency, forward foreign currency exchange
       contracts, and other assets and liabilities. . . . . .      221,668
                                                               ------------

                                                                  (710,725)
                                                               ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS . . . . . . . . . . . . . . . . . . . . . .   41,565,793
                                                               ------------

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS. . . . . . . . . . . . . . . . . . . . . .  $42,516,428
                                                               ============




The  accompanying  notes  are  an  integral  part  of  the financial statements.

STATEMENTS  OF  CHANGES  IN  NET  ASSETS



                                              FOR THE        FOR THE
                                            YEAR ENDED     YEAR ENDED
                                             12/31/99       12/31/98
                                           -------------  -------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income . . . . . . . . . .  $    950,635   $  1,229,518
Net realized gain on investments. . . . .    42,276,518      4,256,342
Net change in unrealized appreciation
   (depreciation) on investments. . . . .      (710,725)    40,147,416
                                           -------------  -------------

Net increase from operations. . . . . . .    42,516,428     45,633,276
                                           -------------  -------------

DISTRIBUTIONS TO SHAREHOLDERS
    (NOTE 2):

From net investment income. . . . . . . .    (1,003,470)    (1,375,610)
From net realized gain on investments . .   (17,865,661)    (5,728,238)
                                           -------------  -------------

Total distributions to shareholders . . .   (18,869,131)    (7,103,848)
                                           -------------  -------------

CAPITAL STOCK ISSUED AND
 REPURCHASED:

Net decrease from capital share
   transactions (Note 5). . . . . . . . .   (62,235,987)   (38,526,473)
                                           -------------  -------------

Net increase (decrease) in net assets . .   (38,588,690)         2,955

NET ASSETS:

Beginning of year . . . . . . . . . . . .   199,258,824    199,255,869
                                           -------------  -------------

END OF YEAR (including undistributed net
   investment income of $(9,701) and
   ($343,512),  respectively) . . . . . .  $160,670,134   $199,258,824
                                           =============  =============




The  accompanying  notes  are  an  integral  part  of  the financial statements.

FINANCIAL  HIGHLIGHTS



                                           FOR THE YEARS
                                             12/31/99       12/31/98    12/31/97    12/31/96    12/31/95
                                          ---------------  ----------  ----------  ----------  ----------

PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD):
NET ASSET VALUE - BEGINNING  OF  YEAR. .  $        15.57   $   13.08   $   11.54   $    9.57   $    9.54
                                          ---------------  ----------  ----------  ----------  ----------


Income from investment operations:
   Net investment income . . . . . . . .           0.106       0.097       0.154       0.156       0.123
   Net realized and unrealized gain
      (loss) on investments. . . . . . .           4.034       2.948       2.992       1.976       0.262
                                          ---------------  ----------  ----------  ----------  ----------

Total from investment operations . . . .           4.140       3.045       3.146       2.132       0.385
                                          ---------------  ----------  ----------  ----------  ----------

Less distributions to shareholders:
   From net investment income. . . . . .          (0.122)     (0.109)     (0.150)     (0.143)     (0.118)
   From paid-in-capital. . . . . . . . .              --          --          --          --      (0.160)
   From net realized gain on
       investments . . . . . . . . . . .          (2.158)     (0.446)     (1.456)     (0.019)     (0.077)
                                          ---------------  ----------  ----------  ----------  ----------

Total distributions to shareholders. . .          (2.280)     (0.555)     (1.606)     (0.162)     (0.355)
                                          ---------------  ----------  ----------  ----------  ----------

NET ASSET VALUE - END OF YEAR. . . . . .  $        17.43   $   15.57   $   13.08   $   11.54   $    9.57
                                          ===============  ==========  ==========  ==========  ==========

Total return1. . . . . . . . . . . . . .           27.44%      23.63%      27.70%      22.35%       4.14%

Ratios to average net assets
    Supplemental Data:
    Expenses . . . . . . . . . . . . . .            1.12%       1.12%       1.08%       1.12%       1.20%
    Net investment income. . . . . . . .            0.52%       0.59%       1.18%       1.46%       1.42%

Portfolio turnover . . . . . . . . . . .               4%          0%         10%          2%         14%

NET ASSETS - END OF YEAR
 (000'S OMITTED) . . . . . . . . . . . .  $      160,670   $ 199,259   $ 199,256   $ 149,331   $ 128,294
                                          ===============  ==========  ==========  ==========  ==========



1     Represents  aggregate  total  return for the period indicated, and assumes reinvestment  of  distributions.



The  accompanying  notes  are  an  integral  part  of  the financial statements.

NOTES  TO  FINANCIAL  STATEMENTS

1.     ORGANIZATION

International Series (the "Series") is a no-load non-diversified series of Exeter Fund, Inc. (the "Fund"). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Shares of the Series are offered to investors, clients, and employees of Manning & Napier Advisors, Inc. (the "Advisor") dba Exeter Asset Management, and its affiliates. The total authorized capital stock of the Fund consists of one billion shares of common stock each having a par value of $0.01. As of December 31, 1999, 1.7 million shares have been designated in total among 31 series, of which 50 million have been designated as International Series Common Stock.

2.     SIGNIFICANT  ACCOUNTING  POLICIES

     SECURITY  VALUATION
Portfolio securities, including domestic equities, foreign equities, options and corporate bonds, listed on an exchange are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund's pricing service.

Debt securities, including government bonds and mortgage backed securities, will normally be valued on the basis of evaluated bid prices provided by the Fund's pricing service.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value.

     SECURITY  TRANSACTIONS,  INVESTMENT  INCOME  AND  EXPENSES
Security transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund.

     FEDERAL  INCOME  TAXES
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent the Series distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

NOTES  TO  FINANCIAL  STATEMENTS

     DISTRIBUTIONS  OF  INCOME  AND  GAINS
Distributions  to  shareholders  of  net  investment  income  are made annually.
Distributions of net realized gains are made at least annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses, foreign denominated investments or character reclassification between net income and net gains. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders during such period. As a result, the Series may periodically make reclassifications among its capital accounts without impacting the Series' net asset value. Any such reclassifications are not reflected in the financial highlights.

The Series elected to defer to its fiscal year ending December 31, 2000, $9,701 of losses recognized during the period November 31, 1999 to December 31, 1999.

For the year ended December 31, 1999, the Series distributed $14,694,553 of long-term capital gains.

     FOREIGN  CURRENCY  TRANSLATION
The accounting records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: a) investment securities, other assets and liabilities are converted to U.S. dollars based upon current exchange rates; and b) purchases and sales of securities and income and expenses are converted into U.S. dollars based upon the currency exchange rates prevailing on the respective dates of such transactions.

Gains and losses attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. The portion of both realized and unrealized gains and losses on investment that result from fluctuations in foreign currency exchange rates is not separately stated.

     FORWARD  FOREIGN  CURRENCY  EXCHANGE  CONTRACTS
The Series may purchase or sell forward foreign currency exchange contracts in order to hedge a portfolio position or specific transaction. Risks may arise if the counterparties to a contract are unable to meet the terms of the contract or if the value of the foreign currency moves unfavorably.

All forward foreign currency contracts are adjusted daily by the exchange rate of the underlying currency and, for financial statement purposes, any gain or loss is recorded as unrealized gain or loss until a contract has been closed. Realized and unrealized gain or loss arising from a transaction is included in net realized and unrealized gain (loss) from foreign currency and forward foreign currency exchange contracts.

The Series regularly trades forward foreign currency exchange contracts with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to changes in foreign currency exchange rates.

NOTES  TO  FINANCIAL  STATEMENTS

     FORWARD  FOREIGN  CURRENCY  EXCHANGE  CONTRACTS  (continued)
The notional or contractual amount of these instruments represents the investment the Series has in forward foreign currency exchange contracts and does not necessarily represent the amounts potentially at risk. The measurement of the risks associated with forward foreign currency exchange contracts is meaningful only when all related and offsetting transactions are considered.

At December 31, 1999, the Series had no open forward foreign currency exchange contracts.

OTHER
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of the revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.     TRANSACTIONS  WITH  AFFILIATES

The Fund has an investment advisory agreement with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1% of the Series' average daily net assets.

Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series' organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. These services are provided at no additional cost to the Series.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

4.     PURCHASES  AND  SALES  OF  SECURITIES

For the year ended December 31, 1999, purchases and sales of securities, other than United States Government securities and short-term securities, were $6,873,826 and $76,946,015, respectively.

NOTES  TO  FINANCIAL  STATEMENTS


5.     CAPITAL  STOCK  TRANSACTIONS

Transactions  in  shares  of  International  Series  were:



              For the Year                       For the Year
             Ended 12/31/99                      Ended 12/31/98


                 Shares            Amount         Shares        Amount
             ---------------  ----------------  -----------  -------------
Sold. . . .         308,298   $     4,986,379    1,300,678   $ 19,592,425
Reinvested.       1,125,654        18,599,414      480,490      6,973,915
Repurchased      (5,011,453)      (85,821,780)  (4,221,337)   (65,092,813)
             ---------------  ----------------  -----------  -------------
Total . . .      (3,577,501)  $   (62,235,987)  (2,440,169)  $(38,526,473)
             ===============  ================  ===========  =============



A significant portion of the Series shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.     FOREIGN  SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable domestic companies and the United States Government.

REPORT  OF  INDEPENDENT  ACCOUNTANTS


To  the Board of Directors and Shareholders of Exeter Fund, Inc. - International
Series:


In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statementsof operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Exeter Fund, Inc.: International Series (the "Fund") at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers  LLP
Boston,  Massachusetts
February  18,  2000

Exeter  Fund,  Inc.
Life  Sciences  Series
Annual  Report
December  31,  1999

MANAGEMENT  DISCUSSION  AND  ANALYSIS

DEAR  SHAREHOLDERS:

The Life Sciences Series was reopened in the fourth quarter of 1999 to capitalize on an exceptional investment opportunity in the healthcare services sector. We previously opened the Series in the fall of 1992 to take advantage of a broad sell-off in healthcare stocks due to investors' concerns about President Clinton's proposed national healthcare reform. The Series was closed in late 1995 following a strong rebound in healthcare stocks. During the period the Series was active, it had a total return of 63.6% versus a return of 49.4% for the S&P 500 Index and 30.1% for the S&P Health Care Sector Index. This time we believe the investment opportunity lies more narrowly within healthcare, primarily in the services sector, where stocks have declined dramatically due to the Medicare reimbursement cuts contained in the Balanced Budget Act of 1997 ("BBA-97").

The Balanced Budget Act of 1997 was largely designed to reduce the growth of Medicare spending, as the Medicare Trust Fund was projected to be on the verge of insolvency. However, recent projections by the Congressional Budget Office
(CBO) estimate Medicare spending reductions went far beyond Congress's intent and were almost twice the original plan. In fact, Medicare outlays in 1999 were actually expected to decline for the first time in the program's history. Because Medicare spending patterns directly and indirectly impact the profitability of healthcare providers, and reimbursement cuts contained in BBA-97 have been far more severe than intended, the damage to the hospital and nursing home industries has been enormous. As operational performance suffered in 1998 and 1999, the publicly traded equities of most healthcare providers have declined by more than 50%, in just the past eighteen months.

According to our research, in the past thirty years there have been three major revisions to Medicare reimbursement, or perceived threats to the existing reimbursement structure. In each case the initial dislocation among healthcare providers following the cuts represented an excellent investment opportunity. Healthcare service companies were eventually able to adjust their cost structures to lowered reimbursement rates, and when spending growth resumed the most efficient providers were able to prosper. We believe a similar rebound will occur over the next several years as the sector recovers from the BBA-97.

The Life Sciences Series has not been reactivated for long, but an early encouraging sign was the announcement of monetary relief for healthcare providers from the federal government, which was seen as an admission that budgetary cuts contained in the BBA-97 went too far. Market participants also viewed this announcement as a signal that additional Medicare reimbursement cuts to healthcare providers are unlikely in the near future. As one political observer noted, no Congressman wants a financially-troubled hospital in his district when the elections roll around in 2000.

Publicly-traded hospital companies were among the strongest performers in the Series during the fourth quarter, as they reacted positively to the proposed Medicare relief package. In addition, the managed care pricing environment continues to look relatively benign in the coming year. Healthcare Information Technology (HCIT) companies also generated strong returns during the fourth quarter. HCIT outperformance was based on the expectation that healthcare providers will have more to spend on clinical applications over the next few years. In addition, HCIT stocks benefited from the market's expectation that discretionary information technology spending will increase next year after being crowded out by Year 2000 preparations in 1999.

We are excited about prospects for the Life Sciences Series in 2000. As Medicare spending begins to reaccelerate, and healthcare providers further adjust their cost structures to the new reimbursement outlook, we expect stocks in our portfolio will positively reflect the improving fundamentals within the healthcare services sector.

We  wish  you  all  the  best  in  the  new  year.

Sincerely,

EXETER  ASSET  MANAGEMENT

PERFORMANCE  UPDATE  AS  OF  DECEMBER  31,  1999
Exeter  Fund,  Inc.-Life  Sciences  Series



                               Total Return
Through     Growth of $10,000              Average
12/31/99    Investment         Cumulative  Annual
Inception 1 $10,800            8.00%        NA




S&P  500  Total  Return  Index



                              Total Return
Through     Growth of $10,000              Average
12/31/99    Investment         Cumulative  Annual
Inception 1 $10,745            7.45%        NA




S&P  Health  Care  Index



                               Total Return
Through     Growth of $10,000              Average
12/31/99    Investment         Cumulative  Annual
Inception 1 $ 8,930            -10.70%      NA



The value of a $10,000 investment in the Exeter Fund, Inc. - Life Sciences Series from its current activation (11/05/99) to present (12/31/99) as compared to the Standard & Poor's (S&P) 500 Total Return and the Standard & Poor's Health Care Index. 2

[graphic]
[line  chart]

Data  for  line  chart  to  follow:



           Exeter Fund, Inc.        S&P 500        S&P Health
Date      Life Science Series  Total Return Index  Care Index
11/05/99               10,000              10,000      10,000
11/30/99               10,440              10,147       9,821
12/31/99               10,800              10,745       8,930




1 The Series and Index performance numbers are calculated from November 5, 1999, the Series' current activation date. The Series' performance is historical and may not be indicative of future results.

2 The Standard & Poor's (S&P) 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-the-Counter Market. S&P 500 Total Return Index returns assume reinvestment of dividends and, unlike Series returns, do not reflect any fees or expenses. The Standard & Poor's (S&P) Health Care Index is a capitalization-weighted measure of all the stocks in the S&P 500 that are involved in the business of healthcare related products and services.

INVESTMENT  PORTFOLIO  -  DECEMBER  31,  1999



                                                             Value
                                                 Shares     (Note 2)
                                               ----------  -----------
COMMON STOCK - 94.11%

CHEMICALS & ALLIED PRODUCTS - 7.14%
BIOLOGICAL PRODUCTS - 5.32%
Connetics Corp.*. . . . . . . . . . . . . . .      82,750  $  868,875
PathoGenesis Corp.* . . . . . . . . . . . . .      17,500     375,156
Sigma-Aldrich Corp. . . . . . . . . . . . . .     105,000   3,156,562
                                                           -----------
                                                            4,400,593
                                                           -----------

PHARMACEUTICAL PREPARATIONS - 1.82%
Merck KGaA (Germany) (Note 6) . . . . . . . .      48,000   1,503,029
                                                           -----------
                                                            5,903,622
                                                           -----------

COMPUTERS - 7.09%
INTEGRATED SYSTEMS DESIGN - 6.62%
Cerner Corp.* . . . . . . . . . . . . . . . .      92,000   1,811,250
Shared Medical Systems Corp.. . . . . . . . .      72,000   3,667,500
                                                           -----------
                                                            5,478,750
                                                           -----------
SOFTWARE - 0.47%
IDX Systems Corp.*. . . . . . . . . . . . . .      12,500     390,625
                                                           -----------
                                                            5,869,375
                                                           -----------

FURNITURE & FIXTURES - 3.29%
Hillenbrand Industries, Inc.. . . . . . . . .      86,000   2,725,125
                                                           -----------

GENERAL MEDICAL & SURGICAL HOSPITALS - 42.26%
Columbia/HCA Healthcare Corp. . . . . . . . .     123,000   3,605,437
Health Management Associates, Inc.* . . . . .     450,000   6,018,750
LifePoint Hospitals, Inc.*. . . . . . . . . .     350,000   4,134,375
Province Healthcare Co.*. . . . . . . . . . .     166,000   3,154,000
Quorum Health Group, Inc.*. . . . . . . . . .     375,000   3,492,188
Tenet Healthcare Corp.* . . . . . . . . . . .     140,000   3,290,000
Triad Hospitals, Inc.*. . . . . . . . . . . .     408,000   6,171,000
Universal Health Services, Inc.*. . . . . . .     142,000   5,112,000
                                                           -----------
                                                           34,977,750
                                                           -----------

NURSING CARE FACILITIES - 10.86%
Beverly Enterprises, Inc.*. . . . . . . . . .     679,000   2,970,625
Manor Care, Inc.* . . . . . . . . . . . . . .     376,000   6,016,000
                                                           -----------
                                                            8,986,625
                                                           -----------

SPECIALTY OUTPATIENT FACILITIES - 1.83%
HEALTHSOUTH Corp. . . . . . . . . . . . . . .     282,000   1,515,750
                                                           -----------



The  accompanying  notes  are  an  integral  part  of  the financial statements.

INVESTMENT  PORTFOLIO  -  DECEMBER  31,  1999




                                                  Shares/Principal      Value
                                                       Amount         (Note 2)
                                                  -----------------  -----------
SOCIAL SERVICES - 12.79%
Alterra Healthcare Corp.*                              176,000       $1,463,000
American Retirement Corp.*                             547,200        4,343,400
Assisted Living Concepts, Inc.*                        188,000          387,750
Brookdale Living Communities, Inc.*                     58,000          717,750
Emeritus Corp.*                                        106,000          689,000
Sunrise Assisted Living, Inc.*                         217,000        2,983,750
                                                                     -----------
                                                                     10,584,650
                                                                     -----------

TECHNICAL INSTRUMENTS & SUPPLIES - 8.85%
Beckman Coulter, Inc.                                  30,000         1,526,250
Becton, Dickinson & Co.                                217,000        5,804,750
                                                                     -----------
                                                                      7,331,000
                                                                     -----------

TOTAL COMMON STOCK
(Identified Cost $72,609,447)                                        77,893,897
                                                                     -----------

SHORT-TERM INVESTMENTS - 4.68%
Dreyfus Treasury Cash Management Fund                 2,874,729       2,874,729
Federal Home Loan Bank Discount Note, 1/20/2000      $1,000,000         997,077
                                                                     -----------

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $3,871,806)                                          3,871,806
                                                                     -----------

TOTAL INVESTMENTS - 98.79%
(Identified Cost $76,481,253)                                        81,765,703

OTHER ASSETS, LESS LIABILITIES - 1.21%                                1,004,455
                                                                     -----------

NET ASSETS - 100%                                                   $82,770,158
                                                               =================





*  Non-income  producing  security



FEDERAL TAX INFORMATION:


At December 31, 1999, the net unrealized appreciation based on identified cost for federal  income tax purposes of $76,481,253 was as follows:
Unrealized appreciation . . . . . . . . . . . . .   $ 6,883,248

Unrealized depreciation . . . . . . . . . . . . .    (1,598,798)
                                                    ------------

UNREALIZED APPRECIATION - NET . . . . . . . . . .   $ 5,284,450
                                                    ============






The  accompanying  notes  are  an  integral  part  of  the financial statements.

STATEMENT  OF  ASSETS  AND  LIABILITIES



DECEMBER 31, 1999

ASSETS:
Investments, at value (identified cost $76,481,253)(Note 2)  $81,765,703
Cash. . . . . . . . . . . . . . . . . . . . . . . . . . . .       47,593
Receivable for securities sold. . . . . . . . . . . . . . .    3,745,557
Receivable for fund shares sold . . . . . . . . . . . . . .      116,190
                                                             -----------

TOTAL ASSETS. . . . . . . . . . . . . . . . . . . . . . . .   85,675,043
                                                             -----------

LIABILITIES:

Accrued management fee (Note 3) . . . . . . . . . . . . . .       64,045
Payable for securities purchased. . . . . . . . . . . . . .    2,540,179
Payable for fund shares repurchased . . . . . . . . . . . .      271,096
Audit fee payable . . . . . . . . . . . . . . . . . . . . .       17,000
Custodian fee payable . . . . . . . . . . . . . . . . . . .        3,998
Other payables and accrued expenses . . . . . . . . . . . .        8,567
                                                             -----------

TOTAL LIABILITIES . . . . . . . . . . . . . . . . . . . . .    2,904,885
                                                             -----------

NET ASSETS FOR 7,664,119 SHARES
   OUTSTANDING. . . . . . . . . . . . . . . . . . . . . . .  $82,770,158
                                                             ===========

NET ASSETS CONSIST OF:

Capital stock . . . . . . . . . . . . . . . . . . . . . . .  $    76,641
Additional paid-in-capital. . . . . . . . . . . . . . . . .   76,583,985
Undistributed net investment income . . . . . . . . . . . .        2,043
Accumulated net realized gain on investments. . . . . . . .      822,141
Net unrealized appreciation on investments. . . . . . . . .    5,285,348
                                                             -----------

TOTAL NET ASSETS. . . . . . . . . . . . . . . . . . . . . .  $82,770,158
                                                             ===========

NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE
   ($82,770,158/7,664,119 shares) . . . . . . . . . . . . .  $     10.80
                                                             ===========




The  accompanying  notes  are  an  integral  part  of  the financial statements.

STATEMENT  OF  OPERATIONS



FOR THE PERIOD NOVEMBER 5, 1999 (RECOMMENCEMENT OF
OPERATIONS) TO DECEMBER 31, 1999

INVESTMENT INCOME:
Interest . . . . . . . . . . . . . . . . . . . . . . . .  $  103,510
Dividends. . . . . . . . . . . . . . . . . . . . . . . .      49,392
                                                          ----------

Total Investment Income. . . . . . . . . . . . . . . . .     152,902
                                                          ----------


EXPENSES:

Management fee  (Note 3) . . . . . . . . . . . . . . . .     121,292
Audit fee. . . . . . . . . . . . . . . . . . . . . . . .      17,000
Custodian fee. . . . . . . . . . . . . . . . . . . . . .       4,000
Miscellaneous. . . . . . . . . . . . . . . . . . . . . .       8,568
                                                          ----------

Total Expenses . . . . . . . . . . . . . . . . . . . . .     150,860
                                                          ----------

NET INVESTMENT INCOME. . . . . . . . . . . . . . . . . .       2,042
                                                          ----------

REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS:

Net realized gain on investments (identified cost basis)     822,141
Net change in unrealized depreciation on investments . .   5,285,348
                                                          ----------

NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS. . . . . . . . . . . . . . . . . . . .   6,107,489
                                                          ----------

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS . . . . . . . . . . . . . . . . . . .  $6,109,531
                                                          ==========




The  accompanying  notes  are  an  integral  part  of  the financial statements.

STATEMENTS  OF  CHANGES  IN  NET  ASSETS



                                                        FOR THE PERIOD
                                                 11/5/99 (RECOMMENCEMENT
                                                       OF OPERATIONS) TO
                                                           12/31/99
                                                        ---------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income. . . . . . . . . . . . . . . . .  $         2,042
Net realized gain on investments . . . . . . . . . . .          822,141
Net change in unrealized appreciation
    on investments . . . . . . . . . . . . . . . . . .        5,285,348
                                                        ---------------

Net increase from operations . . . . . . . . . . . . .        6,109,531
                                                        ---------------

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share
   transactions (Note 5) . . . . . . . . . . . . . . .       76,660,627
                                                        ---------------

Net increase in net assets . . . . . . . . . . . . . .       82,770,158

NET ASSETS:

Beginning of period. . . . . . . . . . . . . . . . . .               --
                                                        ---------------

END OF PERIOD (including undistributed net investment
   income of $2,043) . . . . . . . . . . . . . . . . .  $    82,770,158
                                                        ===============




The  accompanying  notes  are  an  integral  part  of  the financial statements.

FINANCIAL  HIGHLIGHTS




                                                FOR THE PERIOD    FOR THE PERIOD
                                                  11/5/99 1         1/1/95 TO
                                                  TO 12/31/99       9/21/95 4
                                               ----------------  ----------------
PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD):
NET ASSET VALUE - BEGINNING  OF PERIOD. . . .  $         10.00   $         10.43
                                               ----------------  ----------------

Income from investment operations:
   Net investment income. . . . . . . . . . .               --             0.058
   Net realized and unrealized gain
    on investments. . . . . . . . . . . . . .            0.800             4.026
                                               ----------------  ----------------

Total from investment operations. . . . . . .            0.800             4.084
                                               ----------------  ----------------

Less distributions to shareholders:
   From net investment income . . . . . . . .               --            (0.058)
   From net realized gain on investments. . .               --            (6.592)
   Redemption of capitalization . . . . . . .               --            (7.864)
                                               ----------------  ----------------

Total distributions to shareholder. . . . . .               --           (14.514)
                                               ----------------  ----------------

NET ASSET VALUE - END OF PERIOD . . . . . . .  $         10.80   $          0.00
                                               ================  ================


Total return 2. . . . . . . . . . . . . . . .             8.00%            41.07%

Ratios of expenses (to average net assets) /
    Supplemental Data:
    Expenses. . . . . . . . . . . . . . . . .           1.22%3            1.06%3
    Net investment income (loss). . . . . . .           0.02%3            0.57%3
    Portfolio turnover. . . . . . . . . . . .               10%               28%

NET ASSETS - END OF PERIOD
   (000'S OMITTED). . . . . . . . . . . . . .  $        82,770                --
                                               ================  ================





1  Recommencement  of  operations.
2 Represents aggregate total return for the period indicated, and assumes reinvestment of distributions.
3  Annualized.
4  Date  of  complete  redemption.


The  accompanying  notes  are  an  integral  part  of  the financial statements.

NOTES  TO  FINANCIAL  STATEMENTS

1.     ORGANIZATION

Life Sciences Series (the "Series") is a no-load diversified series of Exeter Fund, Inc. (the "Fund"). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

On November 5, 1999, the Series resumed sales of shares to advisory clients and employees of Manning & Napier Advisors, Inc. (the "Advisor") dba Exeter Asset Management, and its affiliates. Previously, the Series was available from time to time to employees and advisory clients of Manning & Napier Advisors, Inc.

The total authorized capital stock of the Fund consists of one billion shares of common stock each having a par value of $0.01. As of December 31, 1999, 1.7 million shares have been designated in total among 31 series, of which 50 million have been designated as Life Sciences Series Class A Common Stock.

2.     SIGNIFICANT  ACCOUNTING  POLICIES

SECURITY  VALUATION
Portfolio securities, including domestic equities, foreign equities, options and corporate bonds, listed on an exchange are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund's pricing service.

Debt securities, including government bonds and mortgage backed securities, will normally be valued on the basis of evaluated bid prices provided by the Fund's pricing service.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value.

     SECURITY  TRANSACTIONS,  INVESTMENT  INCOME  AND  EXPENSES
Security transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund.

     FEDERAL  INCOME  TAXES
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent the Series distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

NOTES  TO  FINANCIAL  STATEMENTS

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

     DISTRIBUTIONS  OF  INCOME  AND  GAINS
Distributions  to  shareholders  of  net  investment  income  are made annually.
Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses, foreign denominated investments or character reclassification between net income and net gains. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders during such period. As a result, the Series may periodically make reclassifications among its capital accounts without impacting the Series' net asset value. Any such reclassifications are not reflected in the financial highlights.

     OTHER
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of the revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.     TRANSACTIONS  WITH  AFFILIATES

The Fund has an investment advisory agreement with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1% of the Series' average daily net assets.

Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series' organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. These services are provided at no additional cost to the Series.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

4.     PURCHASES  AND  SALES  OF  SECURITIES

For the period November 5, 1999 (recommencement of operations) to December 31, 1999, purchases and sales of securities, other than United States Government securities and short-term securities, were $76,731,345 and $4,943,919, respectively.

NOTES  TO  FINANCIAL  STATEMENTS


5.     CAPITAL  STOCK  TRANSACTIONS
     Transactions  in  shares  of  Life  Sciences  Series  Class  A Shares were:

               For the Period 11/5/99
           (RECOMMENCEMENT OF OPERATIONS)
                   TO 12/31/99
                   -----------
               Shares          Amount
Sold           7,802,706       $78,090,749
Repurchased     (138,587)       (1,430,122)
               ---------       -----------
Total          7,664,119       $76,660,627
               =========       ===========

A significant portion of the Series shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.     FOREIGN  SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable domestic companies and the United States Government.

REPORT  OF  INDEPENDENT  ACCOUNTANTS


To  the Board of Directors and Shareholders of Exeter Fund, Inc. - Life Sciences
Series:


In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Exeter Fund, Inc.: Life
Sciences Series (the "Fund") at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the period from November 5, 1999 (recommencement of operations) to December 31, 1999, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers  LLP
Boston,  Massachusetts
February  18,  2000

Exeter  Fund,  Inc.
World  Opportunities  Series
Annual  Report
December  31,  1999

MANAGEMENT  DISCUSSION  AND  ANALYSIS


DEAR  SHAREHOLDERS:

The World Opportunities Series' investments in Southeast Asia and Latin America helped it outpace its benchmarks in 1999. These holdings appreciated significantly over the year as the economies in these regions began to strengthen and the markets responded.

We purchased many emerging market stocks in 1998 as economic troubles provided the opportunity to buy the stocks of outstanding companies at extremely attractive prices. Our decisions on which stocks to buy were not based primarily on economic or market matters, but on the individual merits of the companies and the prices at which they were available. Emerging markets have strengthened as the economies have shown signs of improvement, and our stocks increased in value substantially. We sold many of our Southeast Asian stocks during 1999 to lock in their gains and because we felt that their potential going forward was not as significant as the returns they had already contributed.

We have not yet sold as many of our Latin American stocks, although they have also increased sharply, because they have not yet reached the sale prices we targeted and we feel they continue to offer growth potential going forward. As with the Asian stocks, we purchased companies that we felt were attractive for company-specific reasons. Because we believed that the economic downturn in this region would not be long-lasting and that valuations were extremely attractive, we were able to identify companies with strong prospects that would appreciate as the negative sentiment subsided. Amid good economic news in Mexico and Brazil specifically, these companies have done well and the market is recognizing their value, resulting in higher share prices.

An important part of the Advisors overview is the high level of attractive investment opportunities overseas, and the World Opportunities Series is one tool we use to try to capture these opportunities. We continue to identify high-quality companies with good potential that we expect to make strong contributions to future returns. Stocks are chosen using our longstanding investment strategies.

An example of the kind of stocks we search for is Fosfertil, a Brazilian fertilizer company that we bought in late 1997 and early 1998 and sold during 1999. We bought the stock under our "hurdle rate" strategy, under which we search for industries with poor profitability such that bankruptcies or capacity reductions at the least efficient companies will allow for a better environment for the strongest companies in the industry in the future. At the time we bought Fosfertil, profitability for fertilizer producers globally was very poor. Demand for fertilizers had been weak in Brazil and around the world for several years, but we expected it to improve, as farmers cannot cut back on fertilizer use for more than three years without hurting their harvests. We chose Fosfertil as the way to capture this story because it owns low cost natural resources, so it has lower production costs than many competitors, and it is very well situated given the strong performance of Brazil's agricultural industry. Toward the end of 1999, more and more production capacity was being shut down because of the poor environment. Fosfertil's stock price moved up very sharply on that news as well as on some increase in demand, and we sold at a gain for the Series. No one stock will typically make or break a fund's performance, but this is an example of how we used one of Advisors traditional strategies, the hurdle rate strategy, within the Series Fund context.

We  wish  you  all  the  best  in  the  new  year.

Sincerely,

EXETER  ASSET  MANAGEMENT

MANAGEMENT  DISCUSSION  AND  ANALYSIS

[graphic]
[pie  chart]

Data  for  pie  chart  to  follow:

Portfolio  Allocation  by  Country*  -  As  of  December  31,  1999

Argentina  -  4.02%
Australia  -  2.88%
Brazil  -  17.92%
Canada  -  11.76%
Finland  -  3.61%
Germany  -  4.34%
Hong  Kong  -  7.25%
Mexico  -  18.545
Norway  -  2.67%
Netherlands  -  2.39%
Peru  -  1.43%
Singapore  -  4.87%
United  Kingdom  -  8.19%
Cash  &  other  assets,  less  liabilities  -  10.13%


*As a percentage of common stocks.

2

PERFORMANCE  UPDATE  AS  OF  DECEMBER  31,  1999
Exeter  Fund,  Inc.-
World  Opportunities  Series



                                Total Return
Through     Growth of $10,000              Average
12/31/99    Investment         Cumulative  Annual
One Year    $14,237            42.37%       42.37%
Inception 1 $15,385            53.85%       13.85%




Morgan  Stanley
Capital  International  World  Index



                               Total Return
Through     Growth of $10,000              Average
12/31/99    Investment         Cumulative  Annual
One Year    $12,494            24.94%      24.94%
Inception 1 $19,539            95.39%      22.35%




Morgan  Stanley
Capital  International  All  Country  World  ex  US  Index



                               Total Return
Through     Growth of $10,000              Average
12/31/99    Investment         Cumulative  Annual
One Year    $13,180            31.80%       31.80%
Inception 1 $15,902            59.02%       14.99%



The value of a $10,000 investment in the Exeter Fund, Inc. - World Opportunities Series from its inception (9/6/96) to present (12/31/99) as compared to the Morgan Stanley Capital International World Index and the Morgan Stanley Capital International All Country World ex U.S Index. 2

[graphic]
[line  chart]

Data  for  line  chart  to  follow:



              Exeter Fund, Inc.        Morgan Stanley Capital    Morgan Stanley Capital International
Date      World Opportunities Series  International World Index     All Country World ex US Index
09/06/96                      10,000                     10,000                                10,000
12/31/96                      10,482                     10,865                                10,398
12/31/97                      11,301                     12,578                                10,576
12/31/98                      10,806                     15,639                                12,066
12/31/99                      15,385                     19,539                                15,902



1 Performance numbers for the Series and Indices are calculated from September 6, 1996, the Series' inception date. The Series' performance is historical and may not be indicative of future results.

2 The Morgan Stanley Capital International World Index is an market capitalization-weighted measure of the total return of 1,441 companies listed on the stock exchanges of the United States, Europe, Canada, Australia, New Zealand and the Far East. The Morgan Stanley Capital International All Country World ex U.S. Index is a market capitalization weighted measure of the total return of 2,018 companies listed on the stock exchanges of 47 countries. The Indices are denominated in U.S. Dollars. The Indices' returns assume reinvestment of dividends, and unlike Series returns, do not reflect any fees or expenses.

INVESTMENT  PORTFOLIO  -  DECEMBER  31,  1999



                                                                  Value
                                                      Shares     (Note 2)
                                                    ----------  -----------
COMMON STOCK - 89.87%
APPLIANCES - 4.66%
  Brasmotor S.A. (Brazil). . . . . . . . . . . . .  38,800,000  $5,463,014
                                                                -----------

CHEMICALS & ALLIED PRODUCTS - 8.84%
  Celltech Chiroscience plc* (United Kingdom). . .     450,000   3,852,125
  Merck KGAA (Germany) . . . . . . . . . . . . . .      73,000   2,285,856
  Orion-Yhtyma Oyj - B Shares (Finland). . . . . .     182,000   4,228,279
                                                                -----------
                                                                10,366,260
                                                                -----------

COMPUTER EQUIPMENT - 6.25%
  Newbridge Networks Corp - ADR *. . . . . . . . .      61,400   1,385,338
  Varitronix International Ltd. (Hong Kong). . . .   2,578,000   5,936,247
                                                                -----------
                                                                 7,321,585
                                                                -----------

CRUDE PETROLEUM & NATURAL GAS - 10.97%
  Gulf Canada Resources Ltd. - ADR . . . . . . . .   1,630,000   5,501,250
  Petroleo Brasileiro S.A. (Petrobras) - ADR . . .     165,000   4,231,920
  Stolt Comex Seaway S.A. - ADR *. . . . . . . . .     283,000   3,130,688
                                                                -----------
                                                                12,863,858
                                                                -----------

FOOD & KINDRED PRODUCTS - 19.93%
  Coca-Cola Amatil  (Australia). . . . . . . . . .   1,236,370   3,381,976
  Coca-Cola Femsa S.A. - ADR . . . . . . . . . . .     360,000   6,322,500
  South African Breweries plc (United Kingdom) . .     103,700   1,047,957
  NG Fung Hong Ltd. (Hong Kong). . . . . . . . . .   2,704,000   1,391,370
  Panamerican Beverages, Inc. - ADR. . . . . . . .     260,000   5,346,250
  Vitasoy International Holdings Ltd. (Hong Kong).   4,508,000   1,174,316
  Unilever plc - ADR . . . . . . . . . . . . . . .     155,249   4,705,985
                                                                -----------
                                                                23,370,354
                                                                -----------

METAL PRODUCTS - 2.39%
  Schmalbach Lubeca AG (Germany) . . . . . . . . .      21,200   2,805,250
                                                                -----------

MOTION PICTURE - 1.43%
  Alliance Atlantis Communication Corp. * (Canada)     201,900   1,674,833
                                                                -----------

PAPER & ALLIED PRODUCTS - 10.13%
  Aracruz Celulose S.A. - ADR. . . . . . . . . . .     235,000   6,168,750
  Asia Pulp & Paper Co. Ltd. - ADR . . . . . . . .     725,000   5,709,375
                                                                -----------
                                                                11,878,125
                                                                -----------

PRIMARY METAL INDUSTRIES - 2.39%
  Ispat International - ADR. . . . . . . . . . . .     174,000   2,805,750
                                                                -----------



The  accompanying  notes  are  an  integral  part  of  the financial statements.

INVESTMENT  PORTFOLIO  -  DECEMBER  31,  1999





                                                              Shares/ Principal      Value
                                                                    Amount         (Note 2)
                                                              ------------------  -----------
TELECOMMUNICATION SERVICES - 20.36%
  Aliant Inc - ADR . . . . . . . . . . . . . . . . . . . . .             132,000  $2,281,224
  Grupo Radio Centro S.A. - ADR. . . . . . . . . . . . . . .             761,700   6,379,238
  Telecommunicacoes Brasileiras S.A. (Telebras) - ADR PFD *.              40,000   5,140,000
   Telecom Argentina S.A. - ADR. . . . . . . . . . . . . . .              70,000   2,397,500
   Telefonica de Argentina S.A - ADR . . . . . . . . . . . .              75,000   2,315,625
   Telefonica del Peru S.A.A. - ADR. . . . . . . . . . . . .             125,000   1,671,875
   TV Azteca S.A. - ADR. . . . . . . . . . . . . . . . . . .             410,000   3,690,000
                                                                                  -----------
                                                                                  23,875,462
                                                                                  -----------

TRANSPORTATION-RAILROAD - 2.52%
  Canadian National Railway Co. - ADR. . . . . . . . . . . .             112,000   2,947,000
                                                                                  -----------


TOTAL COMMON STOCK
(Identified Cost $92,323,624). . . . . . . . . . . . . . . .                     105,371,491
                                                                                  -----------

SHORT-TERM INVESTMENTS - 9.17%
  U.S. Treasury Bill,  01/13/2000. . . . . . . . . . . . . .  $       10,000,000   9,982,866
  Dreyfus Treasury Cash Management Fund. . . . . . . . . . .             772,540     772,540
                                                                                  -----------

TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $10,755,406) . . . . . . . . . . . . . . .                      10,755,406
                                                                                  -----------

TOTAL INVESTMENTS - 99.04%
(Identified Cost $103,079,030) . . . . . . . . . . . . . . .                     116,126,897

OTHER ASSETS, LESS LIABILITIES - 0.96% . . . . . . . . . . .                       1,121,265
                                                                                  -----------

NET ASSETS -100% . . . . . . . . . . . . . . . . . . . . . .              $      117,248,162
                                                                           ==================



*Non-income  producing  security.
ADR  -  American  Depository  Receipt

FEDERAL  TAX  INFORMATION:

At December 31, 1999, the net unrealized appreciation based on identified cost for federal income tax purposes of $106,263,814 was as follows:

Unrealized appreciation            $19,063,895

Unrealized depreciation             (9,200,811)
                                    -----------

UNREALIZED APPRECIATION - NET     $   9,863,084
                                  =============


For its fiscal year ended December 31, 1999, the total amount of income received by the Series from sources within foreign countries and possessions of the United States was $0.47 per share (representing a total of $5,873,923). The total amount of taxes paid by the Series to such countries was $0.029 per share (representing a total of $365,185).

The  accompanying  notes  are  an  integral  part  of  the financial statements.

STATEMENT  OF  ASSETS  AND  LIABILITIES



DECEMBER 31, 1999

ASSETS:
Investments, at value (identified cost $103,079,030)
    (Note 2) . . . . . . . . . . . . . . . . . . . . . . . . .  $116,126,897
Foreign currency, at value (cost $1,534,250) . . . . . . . . .     1,489,741
Receivable for securities sold . . . . . . . . . . . . . . . .       247,885
Receivable for fund shares sold. . . . . . . . . . . . . . . .        31,030
Dividends receivable . . . . . . . . . . . . . . . . . . . . .        17,448
                                                                -------------

TOTAL ASSETS . . . . . . . . . . . . . . . . . . . . . . . . .   117,913,001
                                                                -------------

LIABILITIES:

Accrued management fee (Note 3). . . . . . . . . . . . . . . .       109,226
Accrued directors' fees (Note 3) . . . . . . . . . . . . . . .         1,610
Payable for fund shares repurchased. . . . . . . . . . . . . .       474,323
Custodian fee payable. . . . . . . . . . . . . . . . . . . . .        49,299
Audit fee payable. . . . . . . . . . . . . . . . . . . . . . .        23,278
Payable for fund shares repurchased. . . . . . . . . . . . . .         6,558
Other payables and accrued expenses. . . . . . . . . . . . . .           545
                                                                -------------

TOTAL LIABILITIES. . . . . . . . . . . . . . . . . . . . . . .       664,839
                                                                -------------

NET ASSETS FOR 12,601,444 SHARES
   OUTSTANDING . . . . . . . . . . . . . . . . . . . . . . . .  $117,248,162
                                                                =============

NET ASSETS CONSIST OF:

Capital stock. . . . . . . . . . . . . . . . . . . . . . . . .  $    126,015
Additional paid-in-capital . . . . . . . . . . . . . . . . . .    95,430,366
Distributions in excess of net investment income . . . . . . .      (239,458)
Accumulated net realized gain on investments . . . . . . . . .     8,924,859
Net unrealized appreciation on investments, foreign currency,
      and other assets and liabilities . . . . . . . . . . . .    13,006,380
                                                                -------------

TOTAL NET ASSETS . . . . . . . . . . . . . . . . . . . . . . .  $117,248,162
                                                                =============

NET ASSET VALUE, OFFERING PRICE AND
  REDEMPTION PRICE PER SHARE - CLASS A
  ($117,248,162/12,601,444 shares) . . . . . . . . . . . . . .  $       9.30
                                                                =============



The  accompanying  notes  are  an  integral  part  of  the financial statements.

STATEMENT  OF  OPERATIONS




FOR THE YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME:
Dividends (net of foreign tax withheld $365,185) . . . . . . . . . . .  $ 5,559,671
Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      758,855
                                                                        ------------

Total Investment Income. . . . . . . . . . . . . . . . . . . . . . . .    6,318,526
                                                                        ------------

EXPENSES:

Management fee (Note 3). . . . . . . . . . . . . . . . . . . . . . . .    1,896,402
Directors' fees (Note 3) . . . . . . . . . . . . . . . . . . . . . . .        5,201
Custodian fee. . . . . . . . . . . . . . . . . . . . . . . . . . . . .      180,000
Audit fee. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       36,001
Miscellaneous. . . . . . . . . . . . . . . . . . . . . . . . . . . . .       58,494
                                                                        ------------

Total Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2,176,098
                                                                        ------------

NET INVESTMENT INCOME. . . . . . . . . . . . . . . . . . . . . . . . .    4,142,428
                                                                        ------------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:

Net realized gain (loss) on -
    Investments. . . . . . . . . . . . . . . . . . . . . . . . . . . .   51,869,870
    Foreign currency, forward foreign currency exchange contracts and
        other assets and liabilities . . . . . . . . . . . . . . . . .      (49,643)
                                                                        ------------
                                                                         51,820,227
                                                                        ------------

Net change in unrealized appreciation (depreciation) on -
      Investments. . . . . . . . . . . . . . . . . . . . . . . . . . .   13,501,431
       Foreign currency, forward foreign currency exchange contracts
         and other assets and liabilities. . . . . . . . . . . . . . .      (21,203)
                                                                        ------------
                                                                         13,480,228
                                                                        ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS. . . . . . . . . . . . . . . . . . . . . . . . . . .   65,300,455
                                                                        ------------

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS . . . . . . . . . . . . . . . . . . . . . . . . . .  $69,442,883
                                                                        ============




The  accompanying  notes  are  an  integral  part  of  the financial statements.

STATEMENTS  OF  CHANGES  IN  NET  ASSETS




                                                        FOR THE YEAR      FOR THE YEAR
                                                       ENDED 12/31/99    ENDED 12/31/98
                                                      ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income. . . . . . . . . . . . . . . .  $     4,142,428   $     3,145,769
Net realized gain on investments . . . . . . . . . .       51,820,227        10,471,176
Net change in unrealized appreciation
     on investments. . . . . . . . . . . . . . . . .       13,480,228         4,242,212
                                                      ----------------  ----------------

Net increase from operations . . . . . . . . . . . .       69,442,883        17,859,157
                                                      ----------------  ----------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):

From net investment income . . . . . . . . . . . . .       (3,093,630)       (3,194,797)
From net realized gain on investments. . . . . . . .      (25,346,782)      (14,305,423)
                                                      ----------------  ----------------

Total distributions to shareholders. . . . . . . . .      (28,440,412)      (17,500,220)
                                                      ----------------  ----------------

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share
   transactions (Note 5) . . . . . . . . . . . . . .     (139,532,777)      120,204,580
                                                      ----------------  ----------------

Net increase (decrease) in net assets. . . . . . . .      (98,530,306)      120,563,517

NET ASSETS:

Beginning of year. . . . . . . . . . . . . . . . . .      215,778,468        95,214,951
                                                      ----------------  ----------------

END OF YEAR (including undistributed net investment
   income of $(239,458) and $663,586, respectively).  $   117,248,162   $   215,778,468
                                                      ================  ================




The  accompanying  notes  are  an  integral  part  of  the financial statement.s

FINANCIAL  HIGHLIGHTS





                                                                                                       FOR THE
                                                                                                    PERIOD 9/6/96
                                                                                                 (COMMENCEMENT OF
                                               FOR THE YEAR       FOR THE YEAR      FOR THE YEAR     OPERATIONS)
                                              ENDED 12/31/99     ENDED 12/31/98    ENDED 12/31/97    TO 12/31/96
                                            ------------------  ----------------  ----------------  -------------

PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD)
NET ASSET VALUE - BEGINNING  OF PERIOD . .  $            8.55   $          9.76   $         10.42   $      10.00
                                            ------------------  ----------------  ----------------  -------------

Income from investment operations:
   Net investment income . . . . . . . . .              0.386             0.121             0.086          0.051
   Net realized and unrealized gain (loss)
      on investments . . . . . . . . . . .              3.164          (0.593)1             0.669          0.429
                                            ------------------  ----------------  ----------------  -------------

Total from investment operations . . . . .              3.550            (0.472)            0.755          0.480
                                            ------------------  ----------------  ----------------  -------------

Less distributions to shareholders:
   From net investment income. . . . . . .             (0.277)           (0.135)           (0.086)        (0.051)
   From net realized gain on investments .             (2.523)           (0.603)           (1.329)        (0.009)
                                            ------------------  ----------------  ----------------  -------------

Total distributions to shareholders. . . .             (2.800)           (0.738)           (1.415)        (0.060)
                                            ------------------  ----------------  ----------------  -------------

NET ASSET VALUE - END OF PERIOD. . . . . .  $            9.30   $          8.55   $          9.76   $      10.42
                                            ==================  ================  ================  =============

Total return2. . . . . . . . . . . . . . .              42.37%           (4.38)%             7.81%          4.82%

Ratios of expenses (to average net assets)
   Supplemental Data:
   Expenses. . . . . . . . . . . . . . . .               1.15%             1.13%             1.15%        1.17%3
   Net investment income . . . . . . . . .               2.19%             2.30%             0.79%        1.54%3

Portfolio turnover . . . . . . . . . . . .                 23%               52%               62%             1%


NET ASSETS - END OF PERIOD (000'S OMITTED)  $         117,248   $       215,778   $        95,215   $     77,338
                                            ==================  ================  ================  =============




1 The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to timing of sales and repurchases of Series shares in relation to fluctuating market values of the investments of the Series.
2 Represents aggregate total return for the period indicated, and assumes reinvestment of distributions.
3  Annualized.


The  accompanying  notes  are  an  integral  part  of  the financial statements.

NOTES  TO  FINANCIAL  STATEMENTS

1.     ORGANIZATION

World Opportunities Series (the "Series") is a no-load non-diversified series of Exeter Fund, Inc. (the "Fund"). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series is authorized to issue five classes of shares (Class A, B, C, D, and E). Currently, only Class A shares have been issued. Each class of shares is substantially the same, except that class-specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

Shares of the Series are offered to investors, employees, and clients of Manning & Napier Advisors, Inc. (the "Advisor") dba Exeter Asset Management, and its affiliates. The total authorized capital stock of the Fund consists of one billion shares of common stock each having a par value of $0.01. As of December 31, 1999, 1.7 million shares have been designated in total among 31 series, of which 50 million have been designated as World Opportunities Series Class A Common Stock.

2.     SIGNIFICANT  ACCOUNTING  POLICIES

SECURITY  VALUATION
Portfolio securities, including domestic equities, foreign equities, options and corporate bonds, listed on an exchange are valued at the last quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund's pricing service.

Debt securities, including government bonds and mortgage backed securities, will normally be valued on the basis of evaluated bid prices provided by the Fund's pricing service.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value.

     SECURITY  TRANSACTIONS,  INVESTMENT  INCOME  AND  EXPENSES
Security transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund.

     FEDERAL  INCOME  TAXES
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent the Series distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

NOTES  TO  FINANCIAL  STATEMENTS

     DISTRIBUTIONS  OF  INCOME  AND  GAINS
Distributions  to  shareholders  of  net  investment  income  are made annually.
Distributions of net realized gains are made at least annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses, foreign denominated investments, use of tax equalization, or character reclassification between net income and net gains. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders during such period. As a result, the Series may periodically make reclassifications among its capital accounts without impacting the Series' net asset value. Any such reclassifications are not reflected in the financial highlights.

The Series elected to defer to its fiscal year ended December 31, 2000, $2,948 of losses recognized during the period November 1, 1999 to December 31, 1999.

For the year ended December 31, 1999, the Series distributed $2,951,976 of long-term capital gains.

     FOREIGN  CURRENCY  TRANSLATION
The accounting records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: a) investment securities, other assets and liabilities are converted to U.S. dollars based upon current exchange rates; and b) purchases and sales of securities and income and expenses are converted into U.S. dollars based upon the currency exchange rates prevailing on the respective dates of such transactions.

Gains and losses attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. The portion of both realized and unrealized gains and losses on investment that result from fluctuations in foreign currency exchange rates is not separately stated.

     FORWARD  FOREIGN  CURRENCY  EXCHANGE  CONTRACTS
The Series may purchase or sell forward foreign currency contracts in order to hedge a portfolio position or specific transaction. Risks may arise if the counterparties to a contract are unable to meet the terms of the contract or if the value of the foreign currency moves unfavorably.

All forward foreign currency contracts are adjusted daily by the exchange rate of the underlying currency and, for financial statement purposes, any gain or loss is recorded as unrealized gain or loss until a contract has been closed or settled. Realized and unrealized gain or loss arising from a transaction is included in net realized and unrealized gain (loss) from foreign currency and forward currency exchange contracts.

The Series regularly trades forward foreign currency exchange contracts with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to changes in foreign currency exchange rates.

The notional or contractual amount of these instruments represents the investment the Series has in forward foreign currency exchange contracts and does not necessarily represent the amounts potentially at risk. The measurement of the risks associated with forward foreign currency exchange contracts is meaningful only when all related and offsetting transactions are considered.

NOTES  TO  FINANCIAL  STATEMENTS

     FORWARD  FOREIGN  CURRENCY  EXCHANGE  CONTRACTS  (continued)
At December 31, 1999 the Series had no open forward foreign currency exchange contracts.

OTHER
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of the revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.     TRANSACTIONS  WITH  AFFILIATES

The Fund has an investment advisory agreement with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1% of the Series' average daily net assets.

Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series' organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. These services are provided at no additional cost to the Series.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

4.     PURCHASES  AND  SALES  OF  SECURITIES

For the year ended December 31, 1999, purchases and sales of securities, other than United States Government securities and short-term securities, were $39,871,971 and $208,974,666, respectively.

5.     CAPITAL  STOCK  TRANSACTIONS

     Transactions  in  shares of World Opportunities Series Class A Shares were:




              FOR THE YEAR                         FOR THE YEAR
             ENDED 12/31/99                      ENDED 12/31/98
             ---------------                      ---------------
                 Shares            Amount         Shares        Amount
             ---------------  ----------------  -----------  -------------
Sold. . . .         777,361   $     7,535,189   15,718,371   $124,416,600
Reinvested.       3,035,173        28,109,237    2,113,935     17,233,683
Repurchased     (16,460,332)     (175,177,203)  (2,338,228)   (21,445,703)
             ---------------  ----------------  -----------  -------------
Total . . .     (12,647,798)  $  (139,532,777)  15,494,078   $120,204,580
             ===============  ================  ===========  =============



A significant portion of the Series shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

NOTES  TO  FINANCIAL  STATEMENTS

6.     FOREIGN  SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than of those securities of comparable domestic companies and the United States Government.

REPORT  OF  INDEPENDENT  ACCOUNTANTS


To the Board of Directors and Shareholders of Exeter Fund, Inc. - World Opportunities Series:


In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Exeter Fund, Inc.: World Opportunities Series (the "Fund") at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers  LLP
Boston,  Massachusetts
February  18,  2000

Exeter  Fund,  Inc.
Global  Fixed  Income  Series
Annual  Report
December  31,  1999

MANAGEMENT  DISCUSSION  AND  ANALYSIS

DEAR  SHAREHOLDERS:

The Global Fixed Income Series was opened a little over two years ago to take advantage of opportunities in foreign bond markets, as well as some in the United States that are difficult to capture using individual securities. The most important factor in its start-up was the decline in Latin American bonds (specifically Brazil, Argentina, and Mexico) that we purchased for the Series at very attractive prices. These holdings performed well for us in 1999, and they helped the Series outperform its benchmarks, the Merrill Lynch Global Government Bond Index and the Merrill Lynch U.S. Treasury Bond Index.

We invested in the Latin American bonds because in our judgment they were being penalized along with those countries in the Pacific Rim whose financial systems were imploding. Manning & Napier felt that the problems in Latin America were different, so their debt instruments were a compelling fixed income opportunity. It should be pointed out that Latin America was not problem-free. Brazil was under the greatest pressure with currency reserves fleeing the country. Ultimately, Brazil was forced to abandon the controlled devaluation of the its currency in January of 1999. The sharp decline of the Brazilian currency and the dramatic increase in Brazilian interest rates triggered a recession and given
Brazil's economic relationship with Argentina, that country's economy suffered as well. However, when it became apparent that the recessions in Brazil and Argentina were not as severe as many had expected, and that the region was starting to rebound, the Series' holdings in both countries bounced back nicely, especially during the second half of the year. Mexican bonds also struggled slightly during the first quarter of this year, but their market value declines were muted and their subsequent performance during the second half of 1999 was quite impressive.

Emerging market bonds were one of the few bright spots in the fixed income markets during 1999. In the U.S., which is the largest fixed income market, and in Europe, interest rates moved higher throughout the year. That was especially true during the second half of the year. That hurt the performance of our dollar-denominated non-emerging market holdings, as well as our holdings in Europe (i.e. Spain, Italy, and to a lesser extent the U.K.). The European holdings were also hurt during the second half of the year by a depreciating euro and U.K. pound relative to the U.S. dollar. The Series' other major holdings were in Canada, Australia, and New Zealand. Interest rates also rose in those countries, but their currencies remained relatively stable, limiting their negative impact on the performance of the Series. Against this backdrop of negative returns, the Global Fixed Income Series posted a positive return in 1999 of 4.71%, two-thirds of which was garnered during the second half of the year. That was especially good relative to the Series' benchmark, the Merrill Lynch Global Government Bond Index which lost 1.66% during the year. Relative to the Merrill Lynch U.S. Treasury Bond Index (-2.38%), the Series looked even better.

For clients who have authorized its use within their portfolios, we use the Global Fixed Income Series to capture additional fixed income opportunities. Its performance during 1999 relative to U.S. Treasuries illustrates the value of this added tool.

We  wish  you  all  the  best  in  the  new  year.

Sincerely,

EXETER  ASSET  MANAGEMENT

MANAGEMENT  DISCUSSION  AND  ANALYSIS

[graphic]
[pie  chart]

Data  for  pie  chart  to  follow:

Portfolio  Composition*  -  As  of  December  31,  1999

Argentina  Government  -  5.85%
Australia  Government  -  8.31%
Brazil  Government  -  5.52%
Canada  Government  -  15.48%
Italy  Government  -  3.91%
Mexico  Government  -  5.05%
New  Zealand  Government  -  3.26%
Spain  Government  -  3.32%
United  Kingdom  Government  -  5.18%
United  States  Government  -  5.80%
Corporate  Bonds  -  34.42%
Cash,  short-term  investments,  and  other  assets  less  liabilities  -  3.90%


*As a percentage of net assets.

PERFORMANCE  UPDATE  AS  OF  DECEMBER  31,  1999


Exeter  Fund,  Inc.
Global  Fixed  Income  Series



                               Total Return
Through     Growth of $10,000              Average
12/31/99    Investment         Cumulative  Annual
One Year    $10,471             4.71%      4.71%
Inception 1 $10,977             9.77%      4.39%





Merrill  Lynch  Global  Government  Bond  Index



                               Total Return
Through     Growth of $10,000              Average
12/31/99    Investment         Cumulative  Annual
One Year    $ 9,834            -1.66%      -1.66%
Inception 1 $11,045            10.45%       4.69%






Merrill  Lynch  U.S.  Treasury  Bond  Index



                               Total Return
Through     Growth of $10,000              Average
12/31/99    Investment         Cumulative  Annual
One Year    $ 9,762             -2.38%       -2.38%
Inception 1 $10,913              9.13%        4.11%




The value of a $10,000 investment in the Exeter Fund, Inc. - Global Fixed Income Series from its inception (10/31/97) to present (12/31/99) as compared to the Merrill Lynch Global Government Bond Index and the Merrill Lynch U.S. Treasury Bond Index. 2


[graphic]
[line  chart]

Data  for  line  chart  to  follow:



              Exeter Fund, Inc.       Merrill Lynch Global        Merrill Lynch
Date      Global Fixed Income Series  Government Bond Index  U.S. Treasury Bond Index
10/31/97                      10,000                 10,000                    10,000
12/31/97                      10,200                  9,841                    10,161
12/31/98                      10,483                 11,231                    11,180
12/31/99                      10,977                 11,045                    10,913





1 Performance numbers for the Series and Indices are calculated from October 31, 1997, the Series' inception date. The Series' performance is historical and may not be indicative of future results.

2 The unmanaged Merrill Lynch Global Government Bond Index is a market value weighted measure of approximately 500 Global Government bonds The unmanaged Merrill Lynch U.S. Treasury Bond Index is a market value weighted measure of approximately 150 U.S. Treasury bonds. The Indices' returns assume reinvestment of coupons and, unlike Series returns, do not reflect any fees or expenses.

INVESTMENT  PORTFOLIO  -  DECEMBER  31,  1999




                                                        Principal     Value
                                                         Currency     Amount     (Note 2)
                                                        ----------  ----------  -----------
GOVERNMENT SECURITIES - 61.68%
ARGENTINA - 5.85%
       Republic of Argentina, 11.375%, 1/30/2017
       (Identified Cost $4,993,992). . . . . . . . . .  USD          5,500,000  $5,366,075
                                                                                -----------

AUSTRALIA - 8.31%
       Australian Government, 8.75%, 1/15/2001 . . . .  AUD          5,320,000   3,596,569
       Australian Government, 6.75%, 11/15/2006. . . .  AUD          6,140,000   4,021,652
                                                                                -----------

      TOTAL AUSTRALIAN SECURITIES
       (Identified Cost $8,348,805). . . . . . . . . .                           7,618,221
                                                                                -----------

BRAZIL -  5.52%
       Federal Republic of Brazil, 10.125%, 5/15/2027
       (Identified Cost $4,965,000). . . . . . . . . .  USD          6,000,000   5,062,500
                                                                                -----------

CANADA - 15.48%
       Canadian Government, 5.50%, 9/1/2002. . . . . .  CAD          3,745,000   2,551,331
       Canadian Government, 7.25%, 6/1/2007. . . . . .  CAD         11,745,000   8,580,329
       Canadian Government, 6.00%, 6/1/2008. . . . . .  CAD          4,500,000   3,057,877
                                                                                -----------

      TOTAL CANADIAN SECURITIES
        (Identified Cost $14,766,386). . . . . . . . .                          14,189,537
                                                                                -----------

ITALY - 3.91%
       Buoni Poliennali del Tesoro, 6.25%, 3/1/2002
      (Identified Cost $4,019,854) . . . . . . . . . .  EUR          3,460,255   3,582,933
                                                                                -----------

MEXICO - 5.05%
       United Mexican States, 11.50%, 5/15/2026
        (Identified Cost $3,451,500) . . . . . . . . .  USD          3,900,000   4,630,275
                                                                                -----------

NEW ZEALAND - 3.26%
       New Zealand Government, 6.50%, 2/15/2000. . . .  NZD          3,065,000   1,600,181
       New Zealand Government, 8.00%, 11/15/2006 . . .  NZD          2,550,000   1,383,764
                                                                                -----------

      TOTAL NEW ZEALAND SECURITIES
       (Identified Cost $3,645,473). . . . . . . . . .                           2,983,945
                                                                                -----------

SPAIN - 3.32%
       Bonos Y Oblig Del Estado, 7.90%, 2/28/2002
       (Identified Cost $3,384,874). . . . . . . . . .  EUR          2,812,736   3,040,849
                                                                                -----------

UNITED KINGDOM - 5.18%
       United Kingdom Bond, 8.00%, 12/07/2000
       (Identified Cost $4,967,105). . . . . . . . . .  BP           2,900,000   4,749,093
                                                                                -----------



The  accompanying  notes  are  an  integral  part  of  the financial statements.

INVESTMENT  PORTFOLIO  -  DECEMBER  31,  1999






                                                                 Principal     Value
                                                                 Currency     Amount     (Note 2)
                                                                -----------  ---------  -----------
UNITED STATES - 5.80%
       Federal Home Loan Mortgage Corp. Discount
          Note, 5.125%, 10/15/2008 . . . . . . . . . . . . . .  USD          1,400,000  $1,223,683
       GNMA, POOL #417346, 6.00%, 4/15/2026. . . . . . . . . .  USD          4,493,030   4,090,998
                                                                                        -----------
      TOTAL U.S. GOVERNMENT AGENCIES
       (Identified Cost $5,695,651). . . . . . . . . . . . . .                           5,314,681
                                                                                        -----------

TOTAL GOVERNMENT SECURITIES
   (Identified Cost, $58,238,640). . . . . . . . . . . . . . .                         $56,538,109
                                                                                        -----------


CORPORATE BONDS - 34.42%
       Asia Pulp & Paper, 3.50%, 4/30/2003 (Mauritius) . . . .  USD          5,000,000   3,681,250
       Bayer Corp., 6.20%, 2/15/2028 (United States) . . . . .  USD          2,000,000   1,845,060
       Canadian National Railway, 6.90%, 7/15/2028 (Canada). .  USD          3,000,000   2,669,550
       General Electric, 7.44%, 12/11/2002 (United States) . .  USD          2,300,000   2,332,308
       Gulf Canada Resources, 8.375%, 11/15/2005 (Canada). . .  USD          2,000,000   1,940,000
       Merrill Lynch & Co., Stock Linked Note (Telebras),
          11/28/2003 (United States) . . . . . . . . . . . . .  USD          5,000,000   5,371,240
       Motorola, Inc., 6.50%, 9/1/2025  (United States). . . .  USD          3,000,000   2,884,542
       Oracle Corp., 6.91%, 2/15/2007 (United States). . . . .  USD          2,000,000   1,898,432
       PDVSA Finance Ltd., 8.75%, 2/15/2004 (Cayman Islands) .  USD          2,000,000   1,952,636
       Pemex Finance Ltd., 5.72%, 11/15/2003 (Cayman Islands).  USD          2,500,000   2,432,975
       Pemex Finance Ltd., 6.125%, 11/15/2003 (Cayman Islands)  USD            500,000     487,710
       Tembec Industries, Inc., 8.625%, 6/30/2009 (Canada) . .  USD            250,000     249,375
       Xerox Corp., 6.25%, 11/15/2026 (United States . . . . .  USD          3,990,000   3,803,831
                                                                                        -----------

TOTAL CORPORATE BONDS
(Identified Cost $33,804,572). . . . . . . . . . . . . . . . .                          31,548,909
                                                                                        -----------

TOTAL INVESTMENTS - 96.10%
(Identified Cost $92,043,212). . . . . . . . . . . . . . . . .                          88,087,018

OTHER ASSETS, LESS LIABILITIES - 3.90% . . . . . . . . . . . .                           3,573,950
                                                                                        -----------

NET ASSETS -100% . . . . . . . . . . . . . . . . . . . . . . .                         $91,660,968
                                                                                        ===========



KEY:

AUD-  Australian  Dollar                    BP-  British  Pound
CAD-  Canadian  Dollar                    EUR-  Euro  Dollar
NZD-  New  Zealand  Dollar               USD-  United  States  Dollar

The  accompanying  notes  are  an  integral  part  of  the financial statements.

INVESTMENT  PORTFOLIO  -  DECEMBER  31,  1999





FEDERAL TAX INFORMATION:

At December 31, 1999, the net unrealized depreciation based on identified cost for federal tax purposes of $92,043,212 was as follows:
Unrealized appreciation . . . . . . . . . . . . . . . . . . . . . . . . .  $ 2,153,278
Unrealized depreciation . . . . . . . . . . . . . . . . . . . . . . . . .   (6,109,472)
                                                                           ------------

UNREALIZED DEPRECIATION - NET . . . . . . . . . . . . . . . . . . . . . .  $(3,956,194)
                                                                           ============






The  accompanying  notes  are  an  integral  part  of  the financial statements.

STATEMENT  OF  ASSETS  AND  LIABILITIES


DECEMBER  31,  1999




ASSETS:
Investments, at value (identified cost $92,043,212)(Note 2). .  $88,087,018
Cash . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       88,885
Interest receivable. . . . . . . . . . . . . . . . . . . . . .    1,487,823
Receivable for foreign currencies sold . . . . . . . . . . . .    2,183,038
Receivable for securities sold . . . . . . . . . . . . . . . .      530,571
Receivable for fund shares sold. . . . . . . . . . . . . . . .       28,360
                                                                ------------

TOTAL ASSETS . . . . . . . . . . . . . . . . . . . . . . . . .   92,405,695
                                                                ------------

LIABILITIES:

Accrued management fees (Note 3) . . . . . . . . . . . . . . .       78,280
Accrued directors' fees (Note 3) . . . . . . . . . . . . . . .        1,711
Payable for fund shares repurchased. . . . . . . . . . . . . .      618,597
Audit fee payable. . . . . . . . . . . . . . . . . . . . . . .       23,905
Other payables and accrued expenses. . . . . . . . . . . . . .       22,234
                                                                ------------

TOTAL LIABILITIES. . . . . . . . . . . . . . . . . . . . . . .      744,727
                                                                ------------

NET ASSETS FOR 9,679,585 SHARES OUTSTANDING. . . . . . . . . .  $91,660,968
                                                                ============

NET ASSETS CONSIST OF:
Capital stock. . . . . . . . . . . . . . . . . . . . . . . . .  $    96,796
Additional paid-in-capital . . . . . . . . . . . . . . . . . .   96,630,832
Distributions in excess of  net investment income. . . . . . .      (70,991)
Accumulated net realized loss on investments . . . . . . . . .   (1,035,640)
Net unrealized depreciation on investments, foreign currency,
     and other assets and liabilities. . . . . . . . . . . . .   (3,960,029)
                                                                ------------

TOTAL NET ASSETS . . . . . . . . . . . . . . . . . . . . . . .  $91,660,968
                                                                ============

NET ASSET VALUE, OFFERING PRICE AND
REDEMPTION PRICE PER SHARE
($91,660,968/9,679,585 shares) . . . . . . . . . . . . . . . .  $      9.47
                                                                ============



The  accompanying  notes  are  an  integral  part  of  the financial statements.

STATEMENT  OF  OPERATIONS

FOR  THE  YEAR  ENDED  DECEMBER  31,  1999




INVESTMENT INCOME:
Interest (net of foreign tax withheld, $1,987). . . . . . . .  $ 6,739,590
                                                               ------------

EXPENSES:

Management fees (Note 3). . . . . . . . . . . . . . . . . . .    1,033,386
Directors' fees (Note 3). . . . . . . . . . . . . . . . . . .        5,201
Custodian fee . . . . . . . . . . . . . . . . . . . . . . . .       29,999
Audit fee . . . . . . . . . . . . . . . . . . . . . . . . . .       28,500
Miscellaneous . . . . . . . . . . . . . . . . . . . . . . . .       38,277
                                                               ------------

Total Expenses. . . . . . . . . . . . . . . . . . . . . . . .    1,135,363
                                                               ------------

NET INVESTMENT INCOME . . . . . . . . . . . . . . . . . . . .    5,604,227
                                                               ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
Net realized gain (loss) on-
    Investments . . . . . . . . . . . . . . . . . . . . . . .     (632,647)
    Foreign currency, forward foreign currency
        exchange contracts, and other assets and liabilities.      144,128
                                                               ------------
                                                                  (488,519)
                                                               ------------

Net change in unrealized depreciation on-
    Investments . . . . . . . . . . . . . . . . . . . . . . .     (437,490)
    Foreign currency, forward foreign currency exchange
          contracts, and other assets and liabilities . . . .     (102,431)
                                                               ------------
                                                                  (539,921)
                                                               ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS. . . . . . . . . . . . . . . . . . . . . .   (1,028,440)
                                                               ------------

NET INCREASE IN NET ASSETS RESULTING
     FROM OPERATIONS. . . . . . . . . . . . . . . . . . . . .  $ 4,575,787
                                                               ============





The  accompanying  notes  are  an  integral  part  of  the financial statements.

STATEMENTS  OF  CHANGES  IN  NET  ASSETS




                                                                      FOR THE YEAR      FOR THE YEAR
                                                                     ENDED 12/31/99    ENDED 12/31/98
                                                                    ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income. . . . . . . . . . . . . . . . . . . . . . .  $     5,604,227   $     6,953,613
Net realized gain (loss) on investments. . . . . . . . . . . . . .         (488,519)        1,263,097
Net change in unrealized depreciation on investments and
     foreign currency. . . . . . . . . . . . . . . . . . . . . . .         (539,921)       (4,861,731)
                                                                    ----------------  ----------------
Net increase from operations . . . . . . . . . . . . . . . . . . .        4,575,787         3,354,979
                                                                    ----------------  ----------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE2):

From net investment income . . . . . . . . . . . . . . . . . . . .       (5,888,207)       (7,343,129)
From realized gain on investments. . . . . . . . . . . . . . . . .          (17,549)       (1,231,571)
                                                                    ----------------  ----------------
Total distribution to shareholders . . . . . . . . . . . . . . . .       (5,905,756)       (8,574,700)
                                                                    ----------------  ----------------

CAPITAL STOCK ISSUED AND REPURCHASED:
Net decrease from capital share
    transactions (Note 5). . . . . . . . . . . . . . . . . . . . .      (25,801,780)       (3,159,203)
                                                                    ----------------  ----------------

Net decrease in net assets . . . . . . . . . . . . . . . . . . . .      (27,131,749)       (8,378,924)

NET ASSETS:
Beginning of year. . . . . . . . . . . . . . . . . . . . . . . . .      118,792,717       127,171,641
                                                                    ----------------  ----------------

END OF YEAR (including distribution in excess of  net investment income of  $(70,991) and undistributed net investment income of
     $113,492, respectively) . . . . . . . . . . . . . . . . . . .  $    91,660,968   $   118,792,717
                                                                    ================  ================




The  accompanying  notes  are  an  integral  part  of  the financial statements.

FINANCIAL  HIGHLIGHTS



                                                 FOR THE YEAR         FOR THE YEAR         FOR THE PERIOD
                                                ENDED 12/31/99        ENDED 12/31/98    10/31/97* TO 12/31/97
                                               ----------------  -----------------------  -------------------
Per share data (for a share outstanding
throughout each period):
NET ASSET VALUE  - BEGINNING OF PERIOD. . . .  $          9.66   $                10.12   $         10.00
                                               ----------------  -----------------------  ----------------
Income from investment operations:
  Net investment income . . . . . . . . . . .            0.609                    0.597             0.081
  Net realized and unrealized gain (loss) on
     Investments. . . . . . . . . . . . . . .           (0.161)                  (0.322)            0.118
Total from investment operations. . . . . . .            0.448                    0.275             0.199
                                               ----------------  -----------------------  ----------------

Less distributions to shareholders:
  From net investment income. . . . . . . . .           (0.636)                  (0.629)           (0.079)
  From realized gain on investments . . . . .           (0.002)                  (0.106)               --
Total distributions to shareholders . . . . .           (0.638)                  (0.735)           (0.079)
                                               ----------------  -----------------------  ----------------

NET ASSET VALUE- END OF PERIOD. . . . . . . .  $          9.47   $                 9.66   $         10.12
                                               ================  =======================  ================

Total return 1. . . . . . . . . . . . . . . .             4.71%                    2.78%             2.00%
Ratios to average net assets/
  Supplemental Data:
   Expenses . . . . . . . . . . . . . . . . .             1.10%                    1.10%           1.09%2
   Net investment income. . . . . . . . . . .             5.42%                    5.75%           4.75%2

Portfolio turnover. . . . . . . . . . . . . .               10%                      29%                3%

NET ASSETS-END OF PERIOD (000'S OMITTED). . .  $        91,661   $              118,793   $       127,172
                                               ================  =======================  ================



1 Represents aggregate total return for the period indicated, and assumes reinvestment of distributions.
2  Annualized.
*  Commencement  of  operations.


The  accompanying  notes  are  an  integral  part  of  the financial statements.

NOTES  TO  FINANCIAL  STATMENTS

1.     ORGANIZATION
Global Fixed Income Series (the "Series") is a no-load non-diversified series of Exeter Fund Inc. (the "Fund"). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Shares of the Series are offered to clients and employees of Manning & Napier Advisors, Inc. (The "Advisor") dba Exeter Asset Management, and its affiliates. The total authorized capital stock of the Fund consists of one billion shares of common stock each having a par value of $0.01. As of December 31, 1999, 1.7 million shares have been designated in total among 31 series, of which 50 million have been designated as Global Fixed Income Series Common Stock.

2.     SIGNIFICANT  ACCOUNTING  POLICIES
SECURITY  VALUATION
Portfolio securities, including corporate bonds, listed on an exchange are valued at the latest quoted sales price of the exchange on which the security is traded most extensively. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund's pricing service.

Debt securities, including domestic and foreign government bonds and mortgage backed securities, will normally be valued on the basis of evaluated bid prices provided by the Fund's pricing service.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value.

SECURITY  TRANSACTIONS,  INVESTMENT  INCOME  AND  EXPENSES
Security transactions are accounted for on the date the securities are purchased or sold. Interest income and expenses are recorded on an accrual basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund.

FEDERAL  INCOME  TAXES
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent the Series distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

At December 31, 1999, the Series, for federal income tax purposes, had a capital loss carryforward of $870,399 which will expire on December 31, 2007.

DISTRIBUTIONS  OF  INCOME  AND  GAINS
Distributions  to  shareholders  of  net  investment  income  are made annually.
Distributions of net realized gains are made at least annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

NOTES  TO  FINANCIAL  STATEMENTS

The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses, foreign denominated investments or character reclassification between net income and net gains. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders during such period. As a result, the Series may periodically make reclassifications among its capital accounts without impacting the Series' net asset value. Any such reclassifications are not reflected in the financial highlights.

The Series elected to defer to its fiscal year ending December 31, 2000, $308,393 of losses recognized during the period November 1, 1999 to December 31, 1999.

FOREIGN  CURRENCY  TRANSLATION
The accounting records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: a) investment securities, other assets and liabilities are converted to U.S. dollars based upon current exchange rates; and b) purchase and sales of securities and income and expenses are converted into U.S. dollars based upon the currency exchange rates prevailing on the respective dates of such transactions.

Gains and losses attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. The portion of both realized and unrealized gains and losses on investment that result from fluctuations in foreign currency exchange rates is not separately stated.

FORWARD  FOREIGN  CURRENCY  EXCHANGE  CONTRACTS
The Series may purchase or sell forward foreign currency exchange contracts in order to hedge a portfolio position or specific transaction. Risks may arise if the counterparties to a contract are unable to meet the terms of the contract or if the value of the foreign currency moves unfavorably.

All forward foreign currency contracts are adjusted daily by the exchange rate of the underlying currency and, for financial statement purposes, any gain or loss is recorded as unrealized gain or loss until a contract has been closed. Realized and unrealized gain or loss arising from a transaction is included in net realized and unrealized gain (loss) from foreign currency and forward foreign currency exchange contracts.

The Series regularly trades forward foreign currency exchange contracts with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to changes in foreign currency exchange rates.

The notional or contractual amount of these instruments represents the investment the Series has in forward foreign currency exchange contracts and does not necessarily represent the amounts potentially at risk. The measurement of the risks associated with forward foreign currency exchange contracts is meaningful only when all related and offsetting transactions are considered.

At December 31, 1999, the Series had no open forward foreign currency exchange contracts.

NOTES  TO  FINANCIAL  STATEMENTS

OTHER
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of the revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.     TRANSACTIONS  WITH  AFFILIATES
The Fund has an investment advisory agreement with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1% of the Series' average daily net assets.

Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series' organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. These services are provided at no additional cost to the Series.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

4.     PURCHASES  AND  SALES  OF  SECURITIES
For the year ended December 31, 1999, purchases and sales of securities, other than United States Government securities and short-term securities, were $9,457,556 and $16,600,904, respectively. Purchases and sales of United States Government securities, other than short-term securities were $0 and $15,700,301, respectively.

5.     CAPITAL  STOCK  TRANSACTIONS
Transactions  in  shares  of  Global  Fixed  Income  Series  were:




              For the Year                           For the Year
             Ended 12/31/99                        Ended 12/31/98
             ---------------                       ----------------
                 Shares            Amount         Shares        Amount
             ---------------  ----------------  -----------  -------------
Sold. . . .         519,125   $     5,044,723      787,498   $  8,046,051
Reinvested.         612,441         5,746,614      860,110      8,297,448
Repurchased      (3,755,364)      (36,593,117)  (1,912,940)   (19,502,702)
             ---------------  ----------------  -----------  -------------
Total . . .      (2,623,798)  $   (25,801,780)    (265,332)  $ (3,159,203)
-----------  ===============  ================  ===========  =============



A significant portion of the Series shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

NOTES  TO  FINANCIAL  STATEMENTS

6.     FOREIGN  SECURITIES
Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of U.S. companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than of those securities of comparable U.S. companies and the United States Government.

REPORT  OF  INDEPENDENT  ACCOUNTANTS


To the Board of Directors and Shareholders of Exeter Fund, Inc. - Global Fixed Income Series:


In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statementsof operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Exeter Fund, Inc.: Global Fixed Income Series (the "Fund") at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers  LLP
Boston,  Massachusetts
February  18,  2000

Exeter  Fund,  Inc.
New  York  Tax  Exempt
Annual  Report
December  31,  1999

MANAGEMENT  DISCUSSION  AND  ANALYSIS

DEAR  SHAREHOLDERS:

In 1999, the poor performance of both the taxable and tax-exempt fixed income markets can be traced to rising interest rates. Interest rates rose throughout the year as economic growth continually surpassed market expectations and significantly higher energy prices raised concerns about inflation. Interest rates ended the year 150 basis points (1.50%) higher than where they started it, and long-term Treasury securities lost over 9% in 1999.

Rates move when market expectations change, and from the start of 1999 to the end of 1999, expectations about the rate of economic growth changed dramatically. The Wall Street Journal surveys approximately 50 economists at the start of each year. Some work for brokerage houses, some are academics, and others are economic consultants. In aggregate, their opinions are representative of market expectations. In January of 1999, the group was not especially optimistic about the year ahead. They felt the economy would continue to grow, but at a more moderate pace. They were concerned about a worsening of the emerging market financial crisis, the possibility of a stock market correction (including its impact on the rate of consumer spending), and a continuation in the slowdown of corporate profit growth. Concerns were also raised about possible Y2K problems, low oil prices triggering problems in the Middle East, and the possibility of trade wars.

As most are probably aware, the group's expectations were wrong. The financial problems of the emerging markets have been replaced by a new sense of optimism about emerging markets, stock returns as measured by the S&P 500 posted another 20%+ year, and profit growth reaccelerated. As for Y2K problems, they were negligible, and oil prices staged a remarkable turnaround. Growth did not moderate, it accelerated.

As growth picked up, so too did the demand for capital. Rising demand generally causes prices to rise, and in the case of capital its "price" is represented by real interest rates. With the introduction of U.S. Treasury inflation-indexed notes early in 1997, a market measure of real interest rates is now available. Real interest rates rose by about 60 basis points (0.60%) last year. Granted, those are taxable rates, but real interest rate increases in the Treasury market also impact the municipal market.

Inflation expectations are driven by a number of different factors. One of those is economic growth coming in greater than anticipated, which is what happened in 1999. Stronger than expected growth raises concerns about capacity constraints, and what most worried the markets in 1999 was a potential shortage of labor. With unemployment hitting 30+ year lows, there was a concern that wage pressures would develop and that firms would try to pass those cost increases through to consumers. Potential wage pressures were not the only things that captured the markets' attention. A doubling of oil prices from the extraordinarily low levels that existed at the end of 1998 caused energy prices to move up rather dramatically.

Municipal bonds held on quite nicely during the first quarter of the year when U.S. Treasury yields were moving higher. Demand and supply in the municipal market were such that it was one of the few fixed income markets that posted positive total returns during the first quarter. Unfortunately, that changed during the second quarter and continued throughout the last two quarters of the year as the fundamentals and the supply-demand situation combined to push up municipal yields. The net effect of these rate increases was a negative total return in most sectors of the municipal market.

During 1999, the New York Tax Exempt Series held longer-term bonds than its benchmark, the Merrill Lynch Intermediate Municipal Bond Index. This held down performance relative to the index because longer-term bonds are affected more strongly by interest rate changes than those with shorter maturities. In 1997 and 1998, however, when interest rates were falling, the Series performed well relative to its benchmark given the Series' preference for higher quality, yet lower yielding, issues.

MANAGEMENT  DISCUSSION  AND  ANALYSIS


Although 1999's performance was negative, it is important to view it in the larger context of the performance of the bond market as a whole, as we've discussed above. In addition, it is helpful to view it in the larger context of performance over time. As we mentioned in June, cyclical factors exert powerful short-term influences. The investor should always remember that municipal yields will fluctuate over time; sometimes the cyclical pressures push them higher and other times they will push lower. However, the non-cyclical trends that drove inflation lower over the last 15+ years remain in firmly place. As a result, long-term investors should continue to base their decisions on the expectation of a benign inflation environment. That is the long-term investment perspective that has driven, and continues to drive, the fixed income investment process at Manning & Napier.

We  wish  you  all  the  best  in  the  new  year.

Sincerely,

EXETER  ASSET  MANAGEMENT



[graphic]
[pie  chart]

Data  for  pie  chart  to  follow:

Portfolio  Composition  1  -  As  of  12/31/99

General  Obligation  Bonds  -  59.23%
Revenue  Bonds  -  38.87%
Pre-Refunded  Bonds  -  1.9%

1  -  As  a  percentage  of  municipal  securities

[graphic]
[pie  chart]

Data  for  pie  chart  to  follow:

Quality  Ratings  2  -  As  of  12/31/99

Aaa  -  80.94%
Aa  -  15.1%
A  -  3.96%

2  -  Using Moody's Ratings, as a percentage of municipal securities (unaudited)

PERFORMANCE  UPDATE  AS  OF  DECEMBER  31,  1999


Exeter  Fund,  Inc.
New  York  Tax  Exempt  Series



                              Total Return
Through     Growth of $10,000              Average
12/31/99    Investment         Cumulative  Annual
One Year    $ 9,608            -3.92%      -3.92%
Five Years  $13,253            32.53%       5.79%
Inception 1 $12,349            23.49%       3.60%




Merrill  Lynch  Intermediate  Municipal  Index



                               Total Return
Through     Growth of $10,000             Average
12/31/99    Investment         Cumulative  Annual
One Year    $ 9,999            -0.01%       -0.01%
Five Years  $13,577            35.77%        6.30%
Inception 1 $13,196            31.96%        4.76%




The value of a $10,000 investment in the Exeter Fund, Inc. - New York Tax Exempt Series from its inception (1/17/94) to present (12/31/99) as compared to the Merrill Lynch Intermediate Municipal Index. 2


[graphic]
{line  chart]

Data  for  line  chart  to  follow:



                Exeter Fund, Inc.              Merrill Lynch
Date        New York Tax Exempt Series  Intermediate Municipal Index
01/17/1994                      10,000                        10,000
12/31/1994                       9,318                         9,719
12/31/1995                      10,882                        11,020
12/31/1996                      11,243                        11,532
12/31/1997                      12,180                        12,419
12/31/1998                      12,853                        13,197
12/31/1999                      12,349                        13,196



1 The Series and Index performance numbers are calculated from January 17, 1994, the Series' inception date. The Series' performance is historical and may not be indicative of future results.

2 The unmanaged Merrill Lynch Intermediate Municipal Index is a market value weighted measure of approximately 110 municipal bonds issued across the United States. The Index is comprised of investment grade securities. Index returns assume reinvestment of coupons and, unlike Series returns, do not reflect any fees or expenses.

3

INVESTMENT  PORTFOLIO  -  DECEMBER  31,  1999



                                                                    Credit
                                                                    Rating*         Principal         Value
                                                                  (unaudited)        Amount         (Note 2)
                                                                  -----------  -------------------  ---------
NEW YORK MUNICIPAL SECURITIES - 97.31%
Albany County, G.O. Bond, 5.75%, 6/1/2010. . . . . . . . . . . .  Aaa          $           200,000  $205,772
Amherst Public Improvement, G.O. Bond, 4.625%, 3/1/2007. . . . .  Aaa                      200,000   193,842
Auburn Central School District, G.O. Bond, 4.55%, 12/1/2006. . .  Aaa                      385,000   373,165
Bayport-Blue Point Union Free School District, G.O. Bond,
   5.60%, 6/15/2012                                               Aaa                      250,000   254,540
Brighton Central School District, G.O. Bond, 5.40%, 6/1/2012 . .  Aaa                      250,000   249,987
Brockport Central School District, G.O. Bond, 5.50%, 6/15/2015 .  Aaa                      300,000   293,880
Broome County Public Safety, Certificate of Participation,
   5.00%, 4/1/2006                                                Aaa                      250,000   250,580
Buffalo General Improvement, G.O. Bond, Series A,
   4.75%,  2/1/2004                                               Aaa                      500,000   498,640
Buffalo Municipal Water Authority, Revenue Bond, Series A,
   5.00%, 7/1/2019                                                Aaa                    1,000,000   870,400
Buffalo Municipal Water Authority, Revenue Bond, Series B,
   5.00%, 7/1/2028                                                Aaa                      750,000   630,315
Buffalo Schools, G.O. Bond, Series B, 5.05%,  2/1/2009 . . . . .  Aaa                      250,000   246,573
Buffalo, G.O. Bond, 5.00%, 12/1/2009 . . . . . . . . . . . . . .  Aaa                      150,000   147,135
Buffalo, G.O. Bond, Series A, 5.20%, 2/1/2010. . . . . . . . . .  Aaa                      250,000   247,765
Cattaraugus County Public Improvement, G.O. Bond,
   5.00%,  8/1/2007                                               Aaa                      300,000   300,138
Chittenango Central School District, G.O. Bond,
   5.375%,  6/15/2016                                             Aaa                      200,000   190,448
Colonie, G.O. Bond, 5.20%, 8/15/2008 . . . . . . . . . . . . . .  Aaa                      100,000   100,984
Cortlandville, G.O. Bond, 5.40%, 6/15/2013 . . . . . . . . . . .  Aaa                      155,000   154,264
Dryden Central School District, G.O. Bond, 5.50%, 6/15/2011. . .  Aaa                      200,000   200,844
East Aurora Union Free School District, G.O. Bond,
   5.20%,  6/15/2011                                              Aaa                      300,000   298,713
East Hampton, G.O. Bond, 4.625%, 1/15/2007 . . . . . . . . . . .  Aaa                      175,000   170,879
East Hampton, G.O. Bond, 4.625%, 1/15/2008 . . . . . . . . . . .  Aaa                      175,000   169,615
Eastchester Public Improvement, G.O. Bond, Series B,
   4.90%,  10/15/2011                                             Aaa                      385,000   362,828
Ellenville Central School District, G.O. Bond, 5.375%, 5/1/2009.  Aaa                      210,000   213,822
Ellenville Central School District, G.O. Bond, Series B,
   5.70%, 5/1/2011                                                Aaa                      700,000   717,549
Erie County, G.O. Bond, Series B, 5.50%,  6/15/2009. . . . . . .  Aaa                      100,000   101,925
Erie County, G.O. Bond, Series B, 5.50%, 6/15/2025 . . . . . . .  Aaa                      400,000   368,200


The  accompanying  notes  are  an  integral  part  of  the financial statements.

INVESTMENT  PORTFOLIO  -  DECEMBER  31,  1999





                                                                    Credit
                                                                    Rating*        Principal         Value
                                                                  (unaudited)        Amount        (Note 2)
                                                                  -----------  ------------------  ---------
NEW YORK MUNICIPAL SECURITIES (continued)
Fillmore Central School District, G.O. Bond, 5.25%, 6/15/2015. .  Aaa          $          300,000  $287,730
Gloversville City School District, G.O. Bond, 5.00%, 6/15/2005 .  Aaa                     350,000   352,716
Greene Central School District, G.O. Bond, 5.25%,  6/15/2012 . .  Aaa                     195,000   193,588
Guilderland School District, G.O. Bond, 4.90%, 6/15/2008 . . . .  Aaa                     370,000   363,144
Guilderland School District, G.O. Bond, 5.00%, 5/15/2014 . . . .  Aaa                     505,000   468,726
Guilderland School District, G.O. Bond, 5.00%, 5/15/2016 . . . .  Aaa                     400,000   360,948
Hamburg Central School District, G.O. Bond, 5.375%, 6/1/2014 . .  Aaa                     600,000   585,000
Hempstead Town, G.O. Bond, Series B, 5.625%, 2/1/2010. . . . . .  Aaa                     200,000   205,396
Holland Central School District, G.O. Bond, 6.125%, 6/15/2010. .  Aaa                     245,000   259,394
Huntington, G.O. Bond, 5.90%, 1/15/2007. . . . . . . . . . . . .  Aaa                     300,000   316,158
Huntington, G.O. Bond, 5.875%, 9/1/2009. . . . . . . . . . . . .  Aaa                     250,000   260,285
Indian River Central School District, G.O. Bond, Second Series,
   4.30%, 12/15/2003                                              Aaa                     475,000   469,552
Irvington Union Free School District, G.O. Bond, Series B,
   5.10%, 7/15/2005                                               Aaa                     275,000   278,432
Jamesville-Dewitt Central School District, G.O. Bond,
   5.75%, 6/15/2009                                               Aaa          420,000    439,144
Jordan-El Bridge Central School District, G.O. Bond,
   5.875%, 6/15/2008                                              Aaa                     500,000   526,840
Le Roy Central School District, G.O. Bond, 0.10%, 6/15/2008. . .  Aaa                     350,000   227,234
Middletown City School District, G.O. Bond, Series A,
   5.50%, 11/15/2005                                              Aaa                     175,000   180,833
Monroe County Public Improvement - Pre-refunded, G.O. Bond,
   6.00%, 3/1/2002                                                Aaa                      95,000    97,740
Monroe County Public Improvement - Pre-refunded,   G.O. Bond,
   6.10%, 6/1/2015                                                Aaa                      20,000    21,372
Monroe County Public Improvement - Unrefunded Balance,
   G.O. Bond, 6.00%, 3/1/2002. . . . . . . . . . . . . . . . . .  Aaa                      15,000    15,444
Monroe County Public Improvement - Unrefunded Balance,
   G.O. Bond, 6.10%, 6/1/2015. . . . . . . . . . . . . . . . . .  Aaa                     180,000   192,348
Monroe County Public Improvement, G.O. Bond, 4.90%, 6/1/2005 . .  Aaa                     250,000   250,780
Monroe County Water Authority, Revenue Bond, Series B,
   5.25%, 8/1/2011                                                Aa3                     500,000   494,000
Monroe County Water Authority, Revenue Bond,
   5.00%, 8/1/2019                                                Aa3                   1,700,000 1,480,836




The  accompanying  notes  are  an  integral  part  of  the financial statements.

INVESTMENT  PORTFOLIO  -  DECEMBER  31,  1999





                                                                     Credit
                                                                     Rating*        Principal         Value
                                                                   (unaudited)       Amount         (Note 2)
                                                                   -----------  -----------------  -----------
NEW YORK MUNICIPAL SECURITIES (continued)
Monroe County Water Improvement, G.O. Bond, 5.25%, 2/1/2017 . . .  Aa2          $         320,000  $  296,810
Nassau County, G.O. Bond, Series S, 5.00%, 3/1/2005 . . . . . . .  Aaa                    300,000     301,104
Nassau County General Improvement, G.O. Bond, Series U,
  5.25%, 11/1/2014                                                 Aaa                    335,000     317,446
Nassau County General Improvement, G.O. Bond, Series V,
   5.25%, 3/1/2015                                                 Aaa                    385,000     360,479
New Castle, G.O. Bond, 4.75%, 6/1/2010. . . . . . . . . . . . . .  Aa1                    450,000     428,148
New Rochelle, G.O. Bond, Series C, 6.20%, 3/15/2007 . . . . . . .  Aaa                    175,000     185,745
New York City Municipal Water Authority, Revenue Bond,
   Series B, 5.375%, 6/15/2019. . . . . . . . . . . . . . . . . .  Aaa                    250,000     230,578
New York City Municipal Water Finance Authority, Revenue
   Bond, Series B, 5.50%, 6/15/2019 . . . . . . . . . . . . . . .  Aaa                  1,000,000     941,920
New York City Municipal Water Finance Authority, Revenue
   Bond, Series B, 5.125%, 6/15/2030. . . . . . . . . . . . . . .  Aaa                  1,000,000     851,180
New York City, G.O. Bond, Series K, 5.50%,  4/1/2007. . . . . . .  Aaa                    500,000     512,715
New York City, G.O. Bond, Series I 5.00%, 5/15/2028 . . . . . . .  Aaa                  1,900,000   1,588,343
New York Government Assistance Corp., Revenue Bond,
   Series A, 5.90%, 4/1/2013. . . . . . . . . . . . . . . . . . .  Aaa                    500,000     531,425
New York Government Assistance Corp., Revenue Bond,
   Series A, 6.00%, 4/1/2024. . . . . . . . . . . . . . . . . . .  A3                     250,000     245,277
New York State Dorm Authority, Revenue Bond, 5.00%, 7/1/2022. . .  Aaa                  2,000,000   1,752,580
New York State Environmental Facilities Corp. Pollution Control,
   Revenue Bond, Series A,  4.65%, 6/15/2007. . . . . . . . . . .  Aaa                    250,000     242,562
New York State Environmental Facilities Corp. Pollution Control,
   Revenue Bond, Series A,  5.20%, 6/15/2015. . . . . . . . . . .  Aaa                    250,000     234,672
New York State Environmental Pollution Control, Revenue Bond
   Pooled LN-B, 6.65%, 9/15/2013. . . . . . . . . . . . . . . . .  Aaa                    500,000     531,430
New York State Environmental Facilities Corp. Pollution Control,
   Revenue Bond, Series E, 5.00%, 6/15/2012 . . . . . . . . . . .  Aaa                    200,000     190,370
New York State Housing Finance Agency, State University
   Construction, Revenue Bond, Series A, 8.00%, 5/1/2011. . . . .  Aaa                    250,000     300,755
New York State Local Government Assistance Corp.,
   Revenue Bond, Series C, 5.00%, 4/1/2021. . . . . . . . . . . .  Aaa                    750,000     648,397
New York State Local Government Assistance Corp.,
   Revenue Bond, Series D, 5.00%, 4/1/2023. . . . . . . . . . . .  Aaa                  1,375,000   1,177,605
New York State Medical Care Facility, Financial Agency,
   Revenue Bond, 7.75%, 2/15/2020 . . . . . . . . . . . . . . . .  Aaa                    380,000     389,226
New York State Mortgage Agency, Homeowners Mortgage,
   Revenue Bond, Series 31A, 5.375%, 10/1/2017. . . . . . . . . .  Aa2                    495,000     456,365
New York State Power Authority, Revenue Bond, Series CC,
  5.00%, 1/1/2014                                                  Aaa                    500,000     513,985




The  accompanying  notes  are  an  integral  part  of  the financial statements.

INVESTMENT  PORTFOLIO  -  DECEMBER  31,  999





                                                                      Credit
                                                                      Rating*    Principal      Value
                                                                    (unaudited)    Amount     (Note 2)
                                                                    -----------  ----------  -----------
NEW YORK MUNICIPAL SECURITIES (continued)
New York State Power Authority, Revenue Bond, Series CC,
     5.25%, 1/1/2018 . . . . . . . . . . . . . . . . . . . . . . .  Aaa          $  250,000  $  258,725
New York State Power Authority Revenue & General Purpose,
   Revenue Bond, Ref-Series CC, 4.80%, 1/1/2005. . . . . . . . . .  Aaa             250,000     255,607
New York State Thruway Authority, Highway & Bridge, Revenue
   Bond, Series B, 5.75%, 4/1/2006 . . . . . . . . . . . . . . . .  Aaa             100,000     104,220
New York State Thruway Authority, Highway & Bridge, Revenue
   Bond, Series C, 5.00%, 4/1/2016 . . . . . . . . . . . . . . . .  A3              950,000     837,757
New York State Thruway Authority, Highway & Bridge, Revenue
   Bond, Series A, 5.25%, 4/1/2017 . . . . . . . . . . . . . . . .  Aaa             555,000     511,716
New York State Thruway Authority, Revenue Bond, Series A,
    5.50%, 1/1/2023. . . . . . . . . . . . . . . . . . . . . . . .  Aaa           1,020,000   1,038,136
New York State Thruway Authority, Revenue Bond, Series B,
    4.90%, 1/1/2007. . . . . . . . . . . . . . . . . . . . . . . .  Aaa             450,000     444,915
New York State Urban Development Correctional Capital Facilities,
    Facilities, Revenue Bond, Series A, 5.25%, 1/1/2014. . . . . .  Aaa             500,000     483,175
New York State Urban Development Corp.  Correctional Facility,
   Revenue Bond, Series G, 7.00%, 1/1/2017 . . . . . . . . . . . .  Aaa              50,000      51,000
New York State Urban Development, Revenue Bond,
   5.375%, 7/1/2022. . . . . . . . . . . . . . . . . . . . . . . .  Aaa             400,000     361,592
New York, G.O. Bond, 8.00%, 3/15/2016. . . . . . . . . . . . . . .  Aaa             500,000     511,400
New York, G.O. Bond, Series B, 5.125%, 3/1/2018. . . . . . . . . .  A2            1,000,000     891,720
Niagara County, G.O. Bond, Series B, 5.20%, 1/15/2011. . . . . . .  Aaa             400,000     395,628
Niagara County, G.O. Bond, 5.90%, 7/15/2014. . . . . . . . . . . .  Aaa             350,000     354,147
North Syracuse Central School District, G.O. Bond,
    5.50%, 6/15/2011 . . . . . . . . . . . . . . . . . . . . . . .  Aaa             295,000     298,021
Onondaga County, G.O. Bond, 5.85%, 2/15/2002 . . . . . . . . . . .  Aa2             300,000     307,878
Penfield Central School District, G.O. Bond, 5.20%, 6/15/2010. . .  Aaa             560,000     561,047
Queensbury, G O. Bond, Series A, 5.50%, 4/15/2011. . . . . . . . .  Aaa             150,000     152,716
Queensbury, G.O. Bond, Series A, 5.50%, 4/15/2012. . . . . . . . .  Aaa             350,000     354,284
Rochester, G.O. Bond, Series A, 4.70%, 8/15/2006 . . . . . . . . .  Aaa             250,000     245,830
Rochester, G.O. Bond, Series A, 5.00%, 8/15/2020 . . . . . . . . .  Aaa             250,000     220,628
Rochester, G.O. Bond, Series A, 5.00%, 8/15/2022 . . . . . . . . .  Aaa              95,000      82,999
Rome, G.O. Bond, 5.20%, 12/1/2010. . . . . . . . . . . . . . . . .  Aaa             390,000     389,243
Sands Point, G.O. Bond, 6.70%, 11/15/2014. . . . . . . . . . . . .  A2a             700,000     758,352
Schenectady, G.O. Bond, 5.30%, 2/1/2011. . . . . . . . . . . . . .  Aaa             250,000     249,655
South County Central School District Brookhaven, G.O. Bond,
    5.50%, 9/15/2007 . . . . . . . . . . . . . . . . . . . . . . .  Aaa             380,000     389,413
South Huntington Union Free School District, G.O. Bond,
     5.00%,  9/15/2016 . . . . . . . . . . . . . . . . . . . . . .  Aaa             325,000     292,883
South Huntington Union Free School District, G.O. Bond,
     5.10%, 9/15/2017. . . . . . . . . . . . . . . . . . . . . . .  Aaa             100,000      90,520




The  accompanying  notes  are  an  integral  part  of  the financial statements.

INVESTMENT  PORTFOLIO  -  DECEMBER  31,  1999





                                                                      Credit
                                                                      Rating*    Principal      Value
                                                                    (unaudited)    Amount     (Note 2)
                                                                    -----------  ----------  -----------
NEW YORK MUNICIPAL SECURITIES (continued)
Steuben County Public Improvement, G.O. Bond, 5.60%, 5/1/2006. . .  Aaa          $  500,000  $  507,290
Suffolk County Water Authority, Revenue Bond, 5.10%, 6/1/2009. . .  Aaa             250,000     248,255
Suffolk County, G.O. Bond, Series G, 5.40%,  4/1/2013. . . . . . .  Aaa             400,000     394,388
Suffolk County, G.O. Bond, Series A, 4.75%, 8/1/2019 . . . . . . .  Aaa             895,000     743,629
Suffolk County Water Authority, Series A, Revenue Bond,
      5.00%,  6/1/2017 . . . . . . . . . . . . . . . . . . . . . .  Aaa             400,000     355,536
Sullivan County Public Improvement, G.O. Bond,
    5.125%, 3/15/2013. . . . . . . . . . . . . . . . . . . . . . .  Aaa             330,000     315,183
Three Village Central School District, G.O. Bond,
    5.375%,  6/15/2007 . . . . . . . . . . . . . . . . . . . . . .  Aaa             230,000     235,465
Tioga County Public Improvement, G.O. Bond, 5.25%,  3/15/2005. . .  Aaa             250,000     254,048
Tompkins County, G.O. Bond, Series B, 5.625%, 9/15/2011. . . . . .  Aa2             135,000     137,057
Tompkins County, G.O. Bond, Series B, 5.625%, 9/15/2013. . . . . .  Aa2             300,000     301,788
Tompkins County, G.O. Bond, Series B, 5.625%, 9/15/2014. . . . . .  Aa2             300,000     300,333
Tompkins County Public Improvement, G.O. Bond, Series B,
    5.10%, 4/1/2020. . . . . . . . . . . . . . . . . . . . . . . .  Aa2             400,000     354,236
Triborough Bridge & Tunnel Authority, Revenue Bond, Series A,
    5.00%, 1/1/2012. . . . . . . . . . . . . . . . . . . . . . . .  Aa3             500,000     474,460
Triborough Bridge & Tunnel Authority - General Purpose,
    Revenue Bond, 5.00%, 1/1/2017. . . . . . . . . . . . . . . . .  Aa3             250,000     221,392
Triborough Bridge & Tunnel Authority - General Purpose,
   Revenue Bond, Series A, 4.75%,  1/1/2019. . . . . . . . . . . .  Aaa             300,000     249,486
Triborough Bridge & Tunnel Authority - General Purpose,
   Revenue Bond, Series A, 5.125%,  1/1/2022 . . . . . . . . . . .  Aa3           1,700,000   1,480,326
Tri-Valley Central School District, G.O. Bond,  5.60%,  6/15/2008.  Aaa             120,000     123,667
Westchester County, G.O. Bond, Series A, 4.75%, 12/15/2008 . . . .  Aaa             250,000     243,258
Westchester County, G.O. Bond, Series A, 4.75%, 12/15/2009 . . . .  Aaa             250,000     240,023
Westchester County, G.O. Bond, Series B, 4.30%, 12/15/2010 . . . .  Aaa             215,000     193,547
Westchester County, G.O. Bond, Series B, 4.30%, 12/15/2011 . . . .  Aaa             100,000      88,570
White Plains, G.O. Bond, 4.50%, 9/1/2005 . . . . . . . . . . . . .  Aa1             180,000     176,551
White Plains, G.O. Bond, 4.50%, 9/1/2007 . . . . . . . . . . . . .  Aa1             315,000     301,701
William Floyd Union Free School District, G.O. Bond,
    5.70%, 6/15/2008 . . . . . . . . . . . . . . . . . . . . . . .  Aaa             405,000     421,257




The  accompanying  notes  are  an  integral  part  of  the financial statements.

INVESTMENT  PORTFOLIO  -  DECEMBER  31,  1999




                                                                        Credit     Principal
                                                                       Rating*      Amount/      Value
                                                                     (unaudited)     Shares    (Note 2)
                                                                     ------------  ----------  ---------
NEW YORK MUNICIPAL SECURITIES (continued)
Williamsville Central School District, G.O. Bond, 5.375%, 5/1/2004.  Aaa           $  800,000  $819,856
Wyandanch Union Free School District, G.O. Bond,
a  5.60%,  4/1/2017 . . . . . . . . . . . . . . . . . . . . . . . .  Aaa              500,000   487,865
                                                                                               ---------

TOTAL MUNICIPAL SECURITIES
   (Identified Cost $52,084,128). . . . . . . . . . . . . . . . . .                          49,931,934
                                                                                               ---------

SHORT-TERM INVESTMENTS - 1.87%
Dreyfus Basic New York Tax Free Money Market
   Fund (Identified Cost $959,238). . . . . . . . . . . . . . . . .                 959,238     959,238
                                                                                               ---------

TOTAL INVESTMENTS - 99.18%
   (Identified Cost $53,043,366). . . . . . . . . . . . . . . . . .                          50,891,172

OTHER ASSETS, LESS LIABILITIES - 0.82%. . . . . . . . . . . . . . .                             420,151
                                                                                               ---------

NET ASSETS - 100% . . . . . . . . . . . . . . . . . . . . . . . . .                        $ 51,311,323
                                                                                            ============








KEY-
G.O.  Bond  -  General  Obligation  Bond
Ref.  -  Referendum

*Credit  ratings  from  Moody's  (unaudited).




FEDERAL TAX INFORMATION:

At December 31, 1999, the net unrealized depreciation based on identified cost for federal income tax purposes of $53,043,36 was as follows:
Unrealized appreciation . . . . . . . . . . . . . . . . . . . . . . . . .  $   587,491
Unrealized depreciation . . . . . . . . . . . . . . . . . . . . . . . . .   (2,739,685)
                                                                           ------------

UNREALIZED DEPRECIATION - NET . . . . . . . . . . . . . . . . . . . . . .  $(2,152,194)
                                                                           ============




The  accompanying  notes  are  an  integral  part  of  the financial statements.

STATEMENT  OF  ASSETS  AND  LIABILITIES



DECEMBER 31, 1999
ASSETS:
Investments, at value (identified cost $53,043,366) (Note 2)  $50,891,172
Interest receivable. . . . . . . . . . . . . . . . . . . . .      733,252
Receivable for fund shares sold. . . . . . . . . . . . . . .        5,450
                                                            --------------
TOTAL ASSETS . . . . . . . . . . . . . . . . . . . . . . . .   51,629,874
                                                            --------------

LIABILITIES:
Accrued management fee (Note 3). . . . . . . . . . . . . . .       22,282
Accrued directors' fees (Note 3) . . . . . . . . . . . . . .        1,687
Payable for fund shares repurchased. . . . . . . . . . . . .      281,263
Audit fee payable. . . . . . . . . . . . . . . . . . . . . .       13,077
Other payables and accrued expenses. . . . . . . . . . . . .          242
                                                            --------------

TOTAL LIABILITIES. . . . . . . . . . . . . . . . . . . . . .      318,551
                                                            --------------

NET ASSETS FOR 5,336,124 SHARES
   OUTSTANDING . . . . . . . . . . . . . . . . . . . . . . .  $51,311,323
                                                              ============

NET ASSETS CONSIST OF:

Capital stock. . . . . . . . . . . . . . . . . . . . . . . .  $    53,362
Additional paid-in-capital . . . . . . . . . . . . . . . . .   53,342,060
Undistributed net investment income. . . . . . . . . . . . .       67,933
Accumulated net realized gain on investments . . . . . . . .          162
Net unrealized depreciation on investments . . . . . . . . .   (2,152,194)
                                                            --------------

TOTAL NET ASSETS . . . . . . . . . . . . . . . . . . . . . .  $51,311,323
                                                              ============

NET ASSET VALUE, OFFERING PRICE AND
  REDEMPTION PRICE PER SHARE
  ($51,311,323 / 5,336,124 shares) . . . . . . . . . . . . .  $      9.62
                                                              ============





The  accompanying  notes  are  an  integral  part  of  the financial statements.

STATEMENT  OF  OPERATIONS



FOR THE YEAR ENDED DECEMBER 31, 1999
INVESTMENT INCOME:
Interest. . . . . . . . . . . . . . . . . . . . . . .  $ 2,798,070
                                                       ------------

EXPENSES:
Management fee (Note 3) . . . . . . . . . . . . . . .      276,749
Directors' fees (Note 3). . . . . . . . . . . . . . .        5,201
Transfer agent fees (Note 3). . . . . . . . . . . . .       13,284
Audit fee . . . . . . . . . . . . . . . . . . . . . .       15,002
Custodian fee . . . . . . . . . . . . . . . . . . . .       10,479
Miscellaneous . . . . . . . . . . . . . . . . . . . .       13,961
                                                       ------------

Total Expenses. . . . . . . . . . . . . . . . . . . .      334,676
                                                       ------------

NET INVESTMENT INCOME . . . . . . . . . . . . . . . .    2,463,394
                                                       ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS:
Net realized gain on investments. . . . . . . . . . .       73,548
Net change in unrealized depreciation on investments.   (4,700,361)
                                                       ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS. . . . . . . . . . . . . . . . . . . .   (4,626,813)
                                                       ------------

NET DECREASE IN NET ASSETS RESULTING
    FROM OPERATIONS . . . . . . . . . . . . . . . . .  $(2,163,419)
                                                       ============




The  accompanying  notes  are  an  integral  part  of  the financial statements.

STATEMENTS  OF  CHANGES  IN  NET  ASSETS




                                                        FOR THE YEAR      FOR THE YEAR
                                                       ENDED 12/31/99    ENDED 12/31/98
                                                      ----------------  ----------------

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income. . . . . . . . . . . . . . . .  $     2,463,394   $     2,092,347
Net realized gain (loss) on investments. . . . . . .           73,548               (38)
Net change in unrealized appreciation (depreciation)
   on investments. . . . . . . . . . . . . . . . . .       (4,700,361)          556,299
                                                      ----------------  ----------------
Net increase (decrease) from operations. . . . . . .       (2,163,419)        2,648,608
                                                      ----------------  ----------------

DISTRIBUTIONS TO SHAREHOLDERS
   (NOTE 2):

From net investment income . . . . . . . . . . . . .       (2,535,231)       (2,050,623)
From net realized gain on investments. . . . . . . .          (53,535)               --
                                                      ----------------  ----------------
Total distributions to shareholders. . . . . . . . .       (2,588,766)       (2,050,623)
                                                      ----------------  ----------------

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share
    transactions (Note 5). . . . . . . . . . . . . .       (4,708,926)       14,493,132
                                                      ----------------  ----------------

Net increase (decrease) in net assets. . . . . . . .       (9,461,111)       15,091,117

NET ASSETS:

Beginning of year. . . . . . . . . . . . . . . . . .       60,772,434        45,681,317
                                                      ----------------  ----------------

END OF YEAR (including undistributed net
   investment income of $67,933 and $139,770,
   respectively) . . . . . . . . . . . . . . . . . .  $    51,311,323   $    60,772,434
                                                      ================  ================





The  accompanying  notes  are  an  integral  part  of  the financial statements.

FINANCIAL  HIGHLIGHTS



                                             FOR THE YEARS ENDED
                                                  12/31/99          12/31/98    12/31/97    12/31/96    12/31/95
                                            ---------------------  ----------  ----------  ----------  ----------


PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD):
NET ASSET VALUE - BEGINNING  OF YEAR . . .  $              10.51   $   10.37   $    9.98   $   10.07   $    8.98
                                            ---------------------  ----------  ----------  ----------  ----------

Income from investment operations:
   Net investment income . . . . . . . . .                 0.464       0.427       0.431       0.422       0.404
   Net realized and unrealized gain (loss)
      on investments . . . . . . . . . . .                (0.869)      0.138       0.384      (0.102)      1.086
                                            ---------------------  ----------  ----------  ----------  ----------

Total from investment operations . . . . .                (0.405)      0.565       0.815       0.320       1.490
                                            ---------------------  ----------  ----------  ----------  ----------

Less distributions to shareholders:
   From net investment income. . . . . . .                (0.475)     (0.425)     (0.425)     (0.410)     (0.400)
   From net realized gain on investments .                (0.010)         --          --          --          --
                                            ---------------------  ----------  ----------  ----------  ----------

Total distributions to shareholders. . . .                (0.485)     (0.425)     (0.425)     (0.410)     (0.400)

NET ASSET VALUE - END OF YEAR. . . . . . .  $               9.62   $   10.51   $   10.37   $    9.98   $   10.07
                                            =====================  ==========  ==========  ==========  ==========

Total return1. . . . . . . . . . . . . . .                (3.92)%       5.53%       8.33%       3.32%      16.78%

Ratios of expenses (to average net
    assets) / Supplemental Data:
    Expenses . . . . . . . . . . . . . . .                  0.60%       0.61%       0.61%       0.61%       0.65%
    Net investment income. . . . . . . . .                  4.45%       4.17%       4.36%       4.41%       4.36%

Portfolio turnover . . . . . . . . . . . .                     0%          3%          2%          6%          0%

NET ASSETS - END OF YEAR
    (000'S OMITTED). . . . . . . . . . . .  $             51,311   $  60,772   $  45,681   $  37,325   $  28,817
                                            =====================  ==========  ==========  ==========  ==========




1 Represents aggregate total return for the period indicated, and assumes reinvestment of distributions.


The  accompanying  notes  are  an  integral  part  of  the financial statements.

NOTES  TO  FINANCIAL  STATEMENTS

1.     ORGANIZATION

New York Tax Exempt Series (the "Series") is a no-load diversified series of Exeter Fund, Inc. (the "Fund"). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Shares of the Series are offered to investors, employees and clients of Manning & Napier Advisors, Inc. (the "Advisor") dba Exeter Asset Management, and its affiliates. The total authorized capital stock of the Fund consists of one billion shares of common stock each having a par value of $0.01. As of December 31, 1999, 1.7 million shares have been designated in total among 31 series, of which 50 million have been designated as New York Tax Exempt Series Common Stock.

2.     SIGNIFICANT  ACCOUNTING  POLICIES

SECURITY  VALUATION
Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service (the "Service"). The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities, and ratings). The Service has been approved by the Fund's Board of Directors.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value.

     SECURITY  TRANSACTIONS,  INVESTMENT  INCOME  AND  EXPENSES
Security transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund.

     FEDERAL  INCOME  TAXES
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent the Series distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

     DISTRIBUTIONS  OF  INCOME  AND  GAINS
Distributions  to  shareholders  of  net  investment  income are made quarterly.
Distributions of net realized gains are made at least annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

NOTES  TO  FINANCIAL  STATEMENTS

The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses or character reclassification between net income and net gains. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders during such period. As a result, the Series may periodically make reclassifications among its capital accounts without impacting the Series' net asset value. Any such reclassifications are not reflected in the financial highlights.

The Series hereby designates 100% of its ordinary distribution as tax-exempt dividends for the year ended December 31, 1999.

For the year ended December 31, 1999, the Series distributed $53,698 of long-term capital gains.

     OTHER
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of the revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.     TRANSACTIONS  WITH  AFFILIATES

The Fund has an investment advisory agreement with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Series' average daily net assets.

Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series' organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Series pays a fee which is calculated as a percentage of the average daily net assets at an annual rate of 0.024%.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

4.     PURCHASES  AND  SALES  OF  SECURITIES

For the year ended December 31, 1999, purchases and sales of securities, other than United States Government securities and short-term securities, were $0 and $4,432,136, respectively.

NOTES  TO  FINANCIAL  STATEMENTS
5.     CAPITAL  STOCK  TRANSACTIONS

     Transactions  in  shares  of  New  York  Tax  Exempt  Series  were:



              For the Year                         For the Year
             Ended 12/31/99                      Ended 12/31/98
             ---------------                     ----------------
                 Shares            Amount         Shares       Amount
             ---------------  ----------------  ----------  ------------

Sold. . . .         497,312   $     4,984,485   1,763,211   $18,531,432
Reinvested.         252,084         2,503,500     191,072     2,000,958
Repurchased      (1,193,849)      (12,196,911)   (577,357)   (6,039,258)
             ---------------  ----------------  ----------  ------------
Total . . .        (444,453)  $    (4,708,926)  1,376,926   $14,493,132
             ===============  ================  ==========  ============



A significant portion of the Series shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.     FINANCIAL  INSTRUMENTS

The Series may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on December 31, 1999.

7.     CONCENTRATION  OF  CREDIT

The Series primarily invests in debt obligations issued by the State of New York and its political subdivisions, agencies, and public authorities to obtain funds for various public purposes. The Series is more susceptible to factors adversely affecting issues of New York municipal securities than is a municipal bond fund that is not concentrated in these issues to the same extent.

REPORT  OF  INDEPENDENT  ACCOUNTANTS


To the Board of Directors and Shareholders of Exeter Fund, Inc. - New York Tax Exempt Series:


In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Exeter Fund,
Inc.: New York Tax Exempt Series (the "Fund") at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers  LLP
Boston,  Massachusetts
February  18,  2000

Exeter  Fund,  Inc.
Ohio  Tax  Exempt  Series
Annual  Report
December  31,  1999

MANAGEMENT  DISCUSSION  AND  ANALYSIS


DEAR  SHAREHOLDERS:

In 1999, the poor performance of both the taxable and tax-exempt fixed income markets can be traced to rising interest rates. Interest rates rose throughout the year as economic growth continually surpassed market expectations and significantly higher energy prices raised concerns about inflation. Interest rates ended the year 150 basis points (1.50%) higher than where they started it, and long-term Treasury securities lost over 9% in 1999.

Rates move when market expectations change, and from the start of 1999 to the end of 1999, expectations about the rate of economic growth changed dramatically. The Wall Street Journal surveys approximately 50 economists at the start of each year. Some work for brokerage houses, some are academics, and others are economic consultants. In aggregate, their opinions are representative of market expectations. In January of 1999, the group was not especially optimistic about the year ahead. They felt the economy would continue to grow, but at a more moderate pace. They were concerned about a worsening of the emerging market financial crisis, the possibility of a stock market correction (including its impact on the rate of consumer spending), and a continuation in the slowdown of corporate profit growth. Concerns were also raised about possible Y2K problems, low oil prices triggering problems in the Middle East, and the possibility of trade wars.

As most are probably aware, the group's expectations were wrong. The financial problems of the emerging markets have been replaced by a new sense of optimism about emerging markets, stock returns as measured by the S&P 500 posted another 20%+ year, and profit growth reaccelerated. As for Y2K problems, they were negligible, and oil prices staged a remarkable turnaround. Growth did not moderate, it accelerated.

As growth picked up, so too did the demand for capital. Rising demand generally causes prices to rise, and in the case of capital its "price" is represented by real interest rates. With the introduction of U.S. Treasury inflation-indexed notes early in 1997, a market measure of real interest rates is now available. Real interest rates rose by about 60 basis points (0.60%) last year. Granted, those are taxable rates, but real interest rate increases in the Treasury market also impact the municipal market.

Inflation expectations are driven by a number of different factors. One of those is economic growth coming in greater than anticipated, which is what happened in 1999. Stronger than expected growth raises concerns about capacity constraints, and what most worried the markets in 1999 was a potential shortage of labor. With unemployment hitting 30+ year lows, there was a concern that wage pressures would develop and that firms would try to pass those cost increases through to consumers. Potential wage pressures were not the only things that captured the markets' attention. A doubling of oil prices from the extraordinarily low levels that existed at the end of 1998 caused energy prices to move up rather dramatically.

Municipal bonds held on quite nicely during the first quarter of the year when U.S. Treasury yields were moving higher. Demand and supply in the municipal market were such that it was one of the few fixed income markets that posted positive total returns during the first quarter. Unfortunately, that changed during the second quarter and continued throughout the last two quarters of the year as the fundamentals and the supply-demand situation combined to push up municipal yields. The net effect of these rate increases was a negative total return in most sectors of the municipal market.

During 1999, the Ohio Tax Exempt Series held longer-term bonds than its benchmark, the Merrill Lynch Intermediate Municipal Bond Index. This held down performance relative to the index because longer-term bonds are affected more strongly by interest rate changes than those with shorter maturities. In 1997 and 1998, however, when interest rates were falling, the Series performed well relative to its benchmark given the Series' preference for higher quality, yet lower yielding, issues.

MANAGEMENT  DISCUSSION  AND  ANALYSIS

Although 1999's performance was negative, it is important to view it in the larger context of the performance of the bond market as a whole, as we've discussed above. In addition, it is helpful to view it in the larger context of performance over time. As we mentioned in June, cyclical factors exert powerful short-term influences. The investor should always remember that municipal yields will fluctuate over time; sometimes the cyclical pressures push them higher and other times they will push lower. However, the non-cyclical trends that drove inflation lower over the last 15+ years remain in firmly place. As a result, long-term investors should continue to base their decisions on the expectation of a benign inflation environment. That is the long-term investment perspective that has driven, and continues to drive, the fixed income investment process at Manning & Napier.

We  wish  you  all  the  best  in  the  new  year.

Sincerely,

EXETER  ASSET  MANAGEMENT


[GRAPHIC]
[PIE  CHART]

Data  for  pie  chart  to  follow:


Portfolio  Composition  1  -  As  of  12/31/99

General  Obligation  Bonds  -  62.07%
Revenue  Bonds  -  37.93%

1  As  a  percentage  of  municipal  securities.


[graphic]
[pie  chart]


Quality  Ratings  2  -  As  of  12/31/99

Aaa  -  92.49%
Aa  -  5.56%
A  -  1.95%

2  Using  Moody's  Ratings, as a percentage of municipal securities (unaudited).

PERFORMANCE  UPDATE  AS  OF  DECEMBER  31,  1999


Exeter  Fund,  Inc.  -  Ohio  Tax  Exempt  Series




                                Total Return
Through     Growth of $10,000              Average
12/31/99    Investment         Cumulative  Annual
One Year    $ 9,493            -5.07%       -5.07%
Five Years  $13,041            30.41%        5.45%
Inception 1 $12,229            22.29%        3.48%






Merrill  Lynch  Intermediate  Municipal  Index





                                Total Return
Through     Growth of $10,000              Average
12/31/99    Investment         Cumulative  Annual
One Year    $ 9,999            -0.01%      -0.01%
Five Years  $13,577            35.77%       6.30%
Inception 1 $13,182            31.82%       4.81%




The value of a $10,000 investment in the Exeter Fund, Inc. -     Ohio Tax Exempt
Series from its inception (2/14/94) to present (12/31/99) as compared to the Merrill Lynch Intermediate Municipal Index. 2


[GRAPHIC]
[LINE  CHART]

Data  for  line  chart  to  follow:



              Exeter Fund, Inc.            Merrill Lynch
Date        Ohio Tax Exempt Series  Intermediate Municipal Index
02/14/1994                  10,000                        10,000
12/31/1994                   9,377                         9,709
12/31/1995                  10,985                        11,009
12/31/1996                  11,331                        11,520
12/31/1997                  12,228                        12,406
12/31/1998                  12,882                        13,183
12/31/1999                  12,229                        13,182




1 The Series and Index performance numbers are calculated from February 14, 1994, the Series' inception date. The Series' performance is historical and may not be indicative of future results.

2 The unmanaged Merrill Lynch Intermediate Municipal Index is a market value weighted measure of approximately 110 municipal bonds issued across the United States. The Index is comprised of investment grade securities. Index returns assume reinvestment of coupons and, unlike Series returns, do not reflect any fees or expenses.

INVESTMENT  PORTFOLIO  -  DECEMBER  31,  1999




                                                                               Credit
                                                                               Rating*    Principal     Value
                                                                             (unaudited)    Amount    (Note 2)
                                                                             -----------  ----------  ---------

OHIO MUNICIPAL SECURITIES - 98.59%
Akron Waterworks, Revenue Management Bond, 5.70%,
    3/1/2007. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Aaa          $  100,000  $103,598
Allen County, G.O. Bond, 5.30%, 12/1/2007 . . . . . . . . . . . . . . . . .  Aaa             100,000   101,167
Amherst Police & Jail Facility, G.O. Bond, 5.375%,12/1/2012 . . . . . . . .  Aaa              50,000    49,974
Avon Lake, G.O. Bond, 6.00%, 12/1/2009. . . . . . . . . . . . . . . . . . .  A                40,000    41,353
Barberton City School District, G.O. Bond, 5.125%, 11/1/2022. . . . . . . .  Aaa             350,000   307,902
Bedford Heights, G.O. Bond, Series A, 5.65%, 12/1/2014. . . . . . . . . . .  Aaa              60,000    60,782
Belmont County, G.O. Bond, 5.15%, 12/1/2010 . . . . . . . . . . . . . . . .  Aaa             100,000    99,427
Canton City School District, G.O. Bond, 5.85%, 12/1/2007. . . . . . . . . .  Aaa              40,000    42,499
Chagrin Falls Exempt Village School District, G.O. Bond,
    5.55%, 12/1/2022. . . . . . . . . . . . . . . . . . . . . . . . . . . .  Aa3             100,000    94,287
Cleveland City School District, G.O. Bond, 5.875%, 12/1/2011. . . . . . . .  Aaa             125,000   128,941
Cleveland Public Power Systems Ref., G.O. Bond, 5.00%,  11/15/2024. . . . .  Aaa             300,000   255,978
Cleveland Waterworks Ref & Impt., Revenue Bond, Series I,  5.00% ,1/1/2028.  Aaa             265,000   223,451
Columbus Sewer Improvement Number 28, G.O. Bond,
    6.00%, 5/1/2011 . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Aaa             155,000   163,730
Columbus, G.O. Bond, Series D, 5.50%, 9/15/2008 . . . . . . . . . . . . . .  Aaa              50,000    51,139
Crawford County, G.O. Bond, 6.75%, 12/1/2019. . . . . . . . . . . . . . . .  Aaa             175,000   193,037
Delaware City School District, G.O. Bond, 5.00%, 12/01/2025 . . . . . . . .  Aaa             300,000   255,903
Delaware City School District, Construction & Impt., G.O.
   Bond, Series B, 5.20%, 12/1/2016 . . . . . . . . . . . . . . . . . . . .  Aaa             100,000    92,245
Erie County Revenue Ref & Impt., G.O. Bond, 4.75%, 10/1/2019. . . . . . . .  Aaa             175,000   146,311
Franklin County, G.O. Bond, 4.95%, 12/1/2004. . . . . . . . . . . . . . . .  Aaa              50,000    50,519
Franklin County, G.O. Bond, 5.50%, 12/1/2013. . . . . . . . . . . . . . . .  Aaa             100,000   100,145
Genoa Local School District, G.O. Bond, 5.40%, 12/1/2027. . . . . . . . . .  Aaa             150,000   137,928
Greene County Sewer System, Revenue Bond, 5.50%,
    12/1/2018 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Aaa              30,000    28,445
Hilliard School District, G.O. Bond, Series A, 5.00%, 12/1/2020 . . . . . .  Aaa             225,000   197,163
Kettering City School District, G.O. Bond, 5.25%, 12/1/2022 . . . . . . . .  Aaa              60,000    53,746
Kings Local School District, G.O. Bond, 5.50%, 12/1/2021. . . . . . . . . .  Aaa             115,000   107,634
Lakewood City School District, G.O. Bond, 5.55%,12/1/2013 . . . . . . . . .  A1              100,000   100,144
Lakota Local School District, G.O. Bond, 5.75%, 12/1/2006 . . . . . . . . .  Aaa              50,000    52,007



The  accompanying  notes  are  an  integral  part  of  the financial statements.

INVESTMENT  PORTFOLIO  -  DECEMBER  31,  1999





                                                                             Credit
                                                                             Rating*    Principal     Value
                                                                           (unaudited)    Amount    (Note 2)
                                                                           -----------  ----------  ---------
OHIO MUNICIPAL SECURITIES (continued)
Mahoning County, G.O. Bond, 5.70%, 12/1/2009. . . . . . . . . . . . . . .  Aaa          $  150,000  $154,137
Mentor, G.O. Bond, 5.25%, 12/01/2017. . . . . . . . . . . . . . . . . . .  Aa3             100,000    92,656
Montgomery County, G.O. Bond, 5.30%, 9/1/2007 . . . . . . . . . . . . . .  Aa3              65,000    65,736
Montgomery County, Moraine-Beaver Creek Sewers, Revenue
   Bond, 5.60%, 9/1/2011. . . . . . . . . . . . . . . . . . . . . . . . .  Aaa             100,000   100,766
North Olmstead, G.O. Bond, 5.00%, 12/1/2016 . . . . . . . . . . . . . . .  Aaa             125,000   113,056
Northwood Local School District, G.O. Bond, 5.55%, 12/1/2006. . . . . . .  Aaa              65,000    67,227
Northwood Local School District, G.O. Bond, 6.20%, 12/1/2013. . . . . . .  Aaa              40,000    41,824
Ohio, G.O. Bond, 6.50%, 8/1/2011. . . . . . . . . . . . . . . . . . . . .  Aal              50,000    51,960
Ohio Building Authority, State Facilities - Administration
   Building, Revenue Bond, 5.50%, 10/1/2005 . . . . . . . . . . . . . . .  Aaa              50,000    51,559
Ohio Higher Education Facility, University of Dayton
   Project, Revenue Bond, 5.80%, 12/1/2019. . . . . . . . . . . . . . . .  Aaa             100,000    97,801
Ohio State Infrastructure Improvement, G.O. Bond, 5.20%,
    8/1/2010. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Aal              50,000    49,974
Ohio State Turnpike, Revenue Bond, Series A, 5.40%,
    2/15/2009 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Aaa             250,000   253,908
Ohio State Turnpike, Revenue Bond, Series A, 5.70%,
    2/15/2017 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Aaa             125,000   131,874
Ohio State Water Development Authority Ref. & Impt.  -
   Pure Water, Revenue Bond, 5.75%, 12/1/2005 . . . . . . . . . . . . . .  Aaa              60,000    62,281
Ohio State Water Development Authority Pure Water,
    Revenue  Bond, Series I, 6.00%, 12/1/2016 . . . . . . . . . . . . . .  Aaa              40,000    41,488
Ohio State Water Development Authority, Pollution Control
   Facility, Revenue Bond, 5.25%, 12/1/2014 . . . . . . . . . . . . . . .  Aaa             100,000    95,611
Ohio State Water Development Authority, Revenue Bond,  5.125%, 2/01/2023.  Aaa             300,000   261,795
Ontario Local School District, G.O. Bond,  5.00%, 12/1/2023 . . . . . . .  Aaa             350,000   301,077
Ottawa County, G.O. Bond, 5.45%, 9/1/2006 . . . . . . . . . . . . . . . .  Aaa              30,000    30,835
Pickerington Local School District Construction & Impt.,
   G.O. Bond, 5.375%, 12/1/2019 . . . . . . . . . . . . . . . . . . . . .  Aaa             150,000   138,200
Pickerington Water Systems Improvements, G.O. Bond,
    5.85%, 12/1/2013. . . . . . . . . . . . . . . . . . . . . . . . . . .  Aaa              50,000    50,936
Reynoldsburg City School District, G.O. Bond, 6.55%,
    12/1/2017 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Aaa             175,000   187,122
Rural Lorain Water Authority Ref. & Impt., Revenue Bond,
    5.30%, 10/1/2012. . . . . . . . . . . . . . . . . . . . . . . . . . .  Aaa             110,000   107,835
South-Western City School District, Franklin & Pickway
   Counties, G.O. Bond, 4.80%, 12/1/2006. . . . . . . . . . . . . . . . .  Aaa             100,000    98,655



The  accompanying  notes  are  an  integral  part  of  the financial statements.

INVESTMENT  PORTFOLIO  -  DECEMBER  31,  1999




                                                               Credit     Principal
                                                              Rating*      Amount/      Value
                                                            (unaudited)     Shares    (Note 2)
                                                            ------------  ----------  ---------
OHIO MUNICIPAL SECURITIES (continued)
Stark County, G.O. Bond, 5.70%, 11/15/2017 . . . . . . . .  Aaa           $  100,000  $ 98,845
Toledo Sewer System, Revenue Bond, 6.35%, 11/15/2017 . . .  Aaa              185,000   190,378
Toledo, G.O. Bond, 5.95%, 12/1/2015. . . . . . . . . . . .  Aaa              175,000   177,523
Trumbull County, G.O. Bond, 6.20%, 12/1/2014 . . . . . . .  Aaa              100,000   104,268
Upper Arlington City Schools, G.O. Bond, 5.250%, 12/01/22.  Aaa              255,000   229,288
Warren, G.O. Bond, 5.20%, 11/15/2013 . . . . . . . . . . .  Aaa               50,000    50,882
Warren County Waterworks, Revenue Bond, 5.45%, 12/1/2015 .  Aaa              140,000   135,793
Westlake Ref. & Impt., G.O. Bond, 5.50%, 12/1/2020 . . . .  Aal              295,000   279,893
Wood County, G.O. Bond, 5.40%, 12/1/2013 . . . . . . . . .  Aa3               50,000    48,672
Youngstown, G.O. Bond, 6.125%, 12/1/2014 . . . . . . . . .  Aaa               50,000    51,486
                                                                                      ---------

TOTAL MUNICIPAL SECURITIES
   (Identified Cost $7,459,785). . . . . . . . . . . . . .                           7,254,796
                                                                                      ---------

SHORT-TERM INVESTMENTS - 1.33%
   Dreyfus Municipal Reserves
   (Identified Cost $97,645) . . . . . . . . . . . . . . .        97,645                97,645
                                                                                      ---------

TOTAL INVESTMENTS - 99.92%
   (Identified Cost $7,557,430). . . . . . . . . . . . . .                           7,352,441

LIABILITIES, LESS OTHER ASSETS - 0.08% . . . . . . . . . .                               6,235
                                                                                      ---------

NET ASSETS - 100%. . . . . . . . . . . . . . . . . . . . .                        $  7,358,676
                                                                                   ============







FEDERAL  TAX  INFORMATION:

At December 31, 1999 the net unrealized depreciation based on identified cost for federal income tax purposes of $7,557,430 was as follows:

Unrealized appreciation             $156,159
Unrealized depreciation            (361,148)
                                   ---------

UNREALIZED DEPRECIATION - NET     ($204,989)
                                  ==========

The  accompanying  notes  are  an  integral  part  of  the financial statements.

STATEMENT  OF  ASSETS  AND  LIABILITIES

DECEMBER  31,  1999





ASSETS:
Investments, at value (identified cost $7,557,430)(Note 2)  $7,352,441
Interest receivable. . . . . . . . . . . . . . . . . . . .      63,232
                                                            -----------

TOTAL ASSETS . . . . . . . . . . . . . . . . . . . . . . .   7,415,673
                                                            -----------


LIABILITIES:

Accrued management fee (Note 3). . . . . . . . . . . . . .       3,335
Accrued directors' fees (Note 3) . . . . . . . . . . . . .       1,689
Transfer agent fees payable (Note 3) . . . . . . . . . . .         160
Payable for fund shares repurchased. . . . . . . . . . . .      34,046
Audit fee payable. . . . . . . . . . . . . . . . . . . . .      16,043
Other payables and accrued expenses. . . . . . . . . . . .       1,724
                                                            -----------

TOTAL LIABILITIES. . . . . . . . . . . . . . . . . . . . .      56,997
                                                            -----------

NET ASSETS FOR 769,365 SHARES OUTSTANDING. . . . . . . . .  $7,358,676
                                                            ===========

NET ASSETS CONSIST OF:

Capital stock. . . . . . . . . . . . . . . . . . . . . . .  $    7,693
Additional paid-in-capital . . . . . . . . . . . . . . . .   7,624,273
Undistributed net investment income. . . . . . . . . . . .      15,238
Accumulated net realized loss on investments . . . . . . .     (83,539)
Net unrealized depreciation on investments . . . . . . . .    (204,989)
                                                            -----------

TOTAL NET ASSETS . . . . . . . . . . . . . . . . . . . . .  $7,358,676
                                                            ===========

NET ASSET VALUE, OFFERING PRICE AND
REDEMPTION PRICE PER SHARE
($7,358,676/769,365 shares). . . . . . . . . . . . . . . .  $     9.56
                                                            ===========



The  accompanying  notes  are  an  integral  part  of  the financial statements.

STATEMENT  OF  OPERATIONS
FOR  THE  YEAR  ENDED  DECEMBER  31,  1999




INVESTMENT INCOME:
Interest. . . . . . . . . . . . . . . . . . . . . . .  $ 506,596
                                                       ----------

EXPENSES:

Management fee (Note 3) . . . . . . . . . . . . . . .     48,570
Directors' fees (Note 3). . . . . . . . . . . . . . .      5,201
Transfer agent fees (Note 3). . . . . . . . . . . . .      2,331
Audit fees. . . . . . . . . . . . . . . . . . . . . .     12,600
Legal fees. . . . . . . . . . . . . . . . . . . . . .      5,121
Custodian fees. . . . . . . . . . . . . . . . . . . .      3,000
Miscellaneous . . . . . . . . . . . . . . . . . . . .      3,419
                                                       ----------

Total Expenses. . . . . . . . . . . . . . . . . . . .     80,242
                                                       ----------

NET INVESTMENT INCOME . . . . . . . . . . . . . . . .    426,354
                                                       ----------

REALIZED AND UNREALIZED LOSS
   ON INVESTMENTS:

Net realized loss on investments. . . . . . . . . . .    (17,160)
Net change in unrealized depreciation on investments.   (825,723)
                                                       ----------

NET REALIZED AND UNREALIZED LOSS
  ON INVESTMENTS. . . . . . . . . . . . . . . . . . .   (842,883)
                                                       ----------

NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS. . . . . . . . . . . . . . . . . .  $(416,529)
                                                       ==========



The  accompanying  notes  are  an  integral  part  of  the financial statements.

STATEMENTS  OF  CHANGES  IN  NET  ASSETS






                                                        FOR THE YEAR      FOR THE YEAR
                                                       ENDED 12/31/99    ENDED 12/31/98
                                                      ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income. . . . . . . . . . . . . . . .  $       426,354   $       414,097
Net realized gain (loss) on investments. . . . . . .          (17,160)              426
Net change in unrealized appreciation (depreciation)
    on investments . . . . . . . . . . . . . . . . .         (825,723)           85,980
                                                      ----------------  ----------------

Net increase (decrease) from operations. . . . . . .         (416,529)          500,503
                                                      ----------------  ----------------


DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
From net investment income . . . . . . . . . . . . .         (427,001)         (405,764)
From net realized gain on investments. . . . . . . .          (66,026)               --
                                                      ----------------  ----------------

Total distributions to shareholders. . . . . . . . .         (493,027)         (405,764)
                                                      ----------------  ----------------

CAPITAL STOCK ISSUED AND REPURCHASED:
Net increase (decrease) from capital share
  Transactions (Note 5). . . . . . . . . . . . . . .       (4,301,054)        3,168,569
                                                      ----------------  ----------------

Net increase (decrease) in net assets. . . . . . . .       (5,210,610)        3,263,308

NET ASSETS:
Beginning of year. . . . . . . . . . . . . . . . . .       12,569,286         9,305,978
                                                      ----------------  ----------------

END OF YEAR (including undistributed net investment
   income of $15,238 and $15,886, respectively). . .  $     7,358,676   $    12,569,286
                                                      ================  ================




The  accompanying  notes  are  an  integral  part  of  the financial statements.

FINANCIAL  HIGHLIGHTS






                                                FOR THE YEARS ENDED
                                                     12/31/99          12/31/98    12/31/97    12/31/96    12/31/95
                                               ---------------------  ----------  ----------  ----------  ----------
PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD):
NET ASSET VALUE - BEGINNING  OF YEAR. . . . .  $              10.66   $   10.53   $   10.18   $   10.31   $    9.18
                                               ---------------------  ----------  ----------  ----------  ----------

Income from investment operations:
   Net investment income* . . . . . . . . . .                 0.491       0.430       0.446       0.439       0.419
   Net realized and unrealized gain (loss)
      on investments. . . . . . . . . . . . .                (1.022)      0.125       0.344      (0.129)      1.136
                                               ---------------------  ----------  ----------  ----------  ----------

Total from investment operations. . . . . . .                (0.531)      0.555       0.790       0.310       1.555
                                               ---------------------  ----------  ----------  ----------  ----------

Less distributions to shareholders:
   From net investment income . . . . . . . .                (0.485)     (0.425)     (0.440)     (0.438)     (0.425)
   From net realized gain on investments. . .                (0.084)         --          --      (0.002)         --
                                               ---------------------  ----------  ----------  ----------  ----------

Total distributions to shareholders . . . . .                (0.569)     (0.425)     (0.440)     (0.440)     (0.425)
                                               ---------------------  ----------  ----------  ----------  ----------

NET ASSET VALUE - END OF YEAR . . . . . . . .  $               9.56   $   10.66   $   10.53   $   10.18   $   10.31
                                               =====================  ==========  ==========  ==========  ==========

Total return 1. . . . . . . . . . . . . . . .                (5.07)%       5.35%       7.92%       3.16%      17.14%

Ratios of expenses (to average net assets) /
   Supplemental Data:
   Expenses*. . . . . . . . . . . . . . . . .                  0.83%       0.79%       0.79%       0.85%       0.85%
   Net investment income* . . . . . . . . . .                  4.39%       4.10%       4.37%       4.40%       4.50%

Portfolio turnover. . . . . . . . . . . . . .                     4%          5%         12%          2%          1%

NET ASSETS - END OF YEAR (000's omitted). . .  $              7,359   $  12,569   $   9,306   $   7,698   $   6,144
                                               =====================  ==========  ==========  ==========  ==========



* The investment advisor did not impose all or a portion of its management fee and in some periods paid a portion of the Fund's expenses. If these expenses had been incurred by the Fund, the net investment income per share and the ratios would have been as follows:




Net investment income . . . . .  N/A  N/A  N/A  $0.437   $0.411
Ratios (to average net assets):
Expenses. . . . . . . . . . . .  N/A  N/A  N/A    0.87%    0.94%
Net investment income . . . . .  N/A  N/A  N/A    4.38%    4.41%




1 Represents aggregate total return for the period indicated, and assumes reinvestment of distributions.




The  accompanying  notes  are  an  integral  part  of  the financial statements.

NOTES  TO  FINANCIAL  STATEMENTS

1.     ORGANIZATION

Ohio Tax Exempt Series (the "Series") is a no-load diversified series of Exeter Fund, Inc. (the "Fund"). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Shares of the Series are offered to investors, employees and clients of Manning & Napier Advisors, Inc. (the "Advisor") dba Exeter Asset Management, and its affiliates. The total authorized capital stock of the Fund consists of one billion shares of common stock each having a par value of $0.01. As of December 31, 1999, 1.7 million shares have been designated in total among 31 series, of which 50 million have been designated as Ohio Tax Exempt Series Common Stock.

2.     SIGNIFICANT  ACCOUNTING  POLICIES

     SECURITY  VALUATION
Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service (the "Service"). The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities, and ratings). The Service has been approved by the Fund's Board of Directors.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value.

     SECURITY  TRANSACTIONS,  INVESTMENT  INCOME  AND  EXPENSES
Security transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund.

FEDERAL  INCOME  TAXES
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent the Series distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

NOTES  TO  FINANCIAL  STATEMENTS

     DISTRIBUTIONS  OF  INCOME  AND  GAINS
Distributions  to  shareholders  of  tax  exempt  income  are  made  quarterly.
Distributions of net realized gains are made at least annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses or character reclassification between net income and net gains. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders during such period. As a result, the Series may periodically make reclassifications among its capital accounts without impacting the Series' net asset value. Any such reclassifications are not reflected in the financial highlights.

The Series hereby designates 100% of its ordinary distributions as tax-exempt dividends for the year ended December 31, 1999.

For the year ended December 31, 1999, the Series distributed $66,052 of long-term capital gains.

The Series elected to defer to its fiscal year ending December 31, 2000, $83,565 of losses recognized during the period November 1, 1999 to December 31, 1999.

     OTHER
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of the revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.     TRANSACTIONS  WITH  AFFILIATES

The Fund has an investment advisory agreement with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Series' average daily net assets.

Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series' organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Series pays a fee which is calculated as a percentage of the average daily net assets at an annual rate of 0.024%.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

NOTES  TO  FINANCIAL  STATEMENTS


4.     PURCHASES  AND  SALES  OF  SECURITIES

For the year ended December 31, 1999, purchases and sales of securities, other than United States Government securities and short-term securities, were $385,730 and $4,501,311, respectively.

5.     CAPITAL  STOCK  TRANSACTIONS

     Transactions  in  shares  of  Ohio  Tax  Exempt  Series  were:



              For the Year                          For the Year
             Ended 12/31/99                       Ended 12/31/98
             ---------------                     ----------------
                 Shares            Amount        Shares       Amount
             ---------------  ----------------  ---------  ------------
Sold. . . .          73,338   $       736,400    406,999   $ 4,339,586
Reinvested.          48,995           488,024     36,480       393,729
Repurchased        (532,038)       (5,525,478)  (148,132)   (1,564,746)
             ---------------  ----------------  ---------  ------------
Total . . .        (409,705)  $    (4,301,054)   295,347   $ 3,168,569
             ===============  ================  =========  ============



A significant portion of the Series shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.     FINANCIAL  INSTRUMENTS

The Series may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on December 31, 1999.

7.     CONCENTRATION  OF  CREDIT

The Series primarily invests in debt obligations issued by the State of Ohio and its political subdivisions, agencies, and public authorities to obtain funds for various public purposes. The Series is more susceptible to factors adversely affecting issues of Ohio municipal securities than is a municipal bond fund that is not concentrated in these issues to the same extent.

REPORT  OF  INDEPENDENT  ACCOUNTANTS


To the Board of Directors and Shareholders of Exeter Fund, Inc. - Ohio Tax Exempt Series:


In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Exeter Fund,
Inc.: Ohio Tax Exempt Series (the "Fund") at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the period indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers  LLP
Boston,  Massachusetts
February  18,  2000

Exeter  Fund,  Inc.
Diversified  Tax  Exempt  Series
Annual  Report
December  31,  1999

MANAGEMENT  DISCUSSION  AND  ANALYSIS


DEAR  SHAREHOLDERS:

In 1999, the poor performance of both the taxable and tax-exempt fixed income markets can be traced to rising interest rates. Interest rates rose throughout the year as economic growth continually surpassed market expectations and significantly higher energy prices raised concerns about inflation. Interest rates ended the year 150 basis points (1.50%) higher than where they started it, and long-term Treasury securities lost over 9% in 1999.

Rates move when market expectations change, and from the start of 1999 to the end of 1999, expectations about the rate of economic growth changed dramatically. The Wall Street Journal surveys approximately 50 economists at the start of each year. Some work for brokerage houses, some are academics, and others are economic consultants. In aggregate, their opinions are representative of market expectations. In January of 1999, the group was not especially optimistic about the year ahead. They felt the economy would continue to grow, but at a more moderate pace. They were concerned about a worsening of the emerging market financial crisis, the possibility of a stock market correction (including its impact on the rate of consumer spending), and a continuation in the slowdown of corporate profit growth. Concerns were also raised about possible Y2K problems, low oil prices triggering problems in the Middle East, and the possibility of trade wars.

As most are probably aware, the group's expectations were wrong. The financial problems of the emerging markets have been replaced by a new sense of optimism about emerging markets, stock returns as measured by the S&P 500 posted another 20%+ year, and profit growth reaccelerated. As for Y2K problems, they were negligible, and oil prices staged a remarkable turnaround. Growth did not moderate, it accelerated.

As growth picked up, so too did the demand for capital. Rising demand generally causes prices to rise, and in the case of capital its "price" is represented by real interest rates. With the introduction of U.S. Treasury inflation-indexed notes early in 1997, a market measure of real interest rates is now available. Real interest rates rose by about 60 basis points (0.60%) last year. Granted, those are taxable rates, but real interest rate increases in the Treasury market also impact the municipal market.

Inflation expectations are driven by a number of different factors. One of those is economic growth coming in greater than anticipated, which is what happened in 1999. Stronger than expected growth raises concerns about capacity constraints, and what most worried the markets in 1999 was a potential shortage of labor. With unemployment hitting 30+ year lows, there was a concern that wage pressures would develop and that firms would try to pass those cost increases through to consumers. Potential wage pressures were not the only things that captured the markets' attention. A doubling of oil prices from the extraordinarily low levels that existed at the end of 1998 caused energy prices to move up rather dramatically.

Municipal bonds held on quite nicely during the first quarter of the year when U.S. Treasury yields were moving higher. Demand and supply in the municipal market were such that it was one of the few fixed income markets that posted positive total returns during the first quarter. Unfortunately, that changed during the second quarter and continued throughout the last two quarters of the year as the fundamentals and the supply-demand situation combined to push up municipal yields. The net effect of these rate increases was a negative total return in most sectors of the municipal market.

During 1999, the Diversified Tax Exempt Series held longer-term bonds than its benchmark, the Merrill Lynch Intermediate Municipal Bond Index. This held down performance relative to the index because longer-term bonds are affected more strongly by interest rate changes than those with shorter maturities. In 1997 and 1998, however, when interest rates were falling, the Series performed well relative to its benchmark given the Series' preference for higher quality, yet lower yielding, issues.

MANAGEMENT  DISCUSSION  AND  ANALYSIS


Although 1999's performance was negative, it is important to view it in the larger context of the performance of the bond market as a whole, as we've discussed above. In addition, it is helpful to view it in the larger context of performance over time. As we mentioned in June, cyclical factors exert powerful short-term influences. The investor should always remember that municipal yields will fluctuate over time; sometimes the cyclical pressures push them higher and other times they will push lower. However, the non-cyclical trends that drove inflation lower over the last 15+ years remain in firmly place. As a result, long-term investors should continue to base their decisions on the expectation of a benign inflation environment. That is the long-term investment perspective that has driven, and continues to drive, the fixed income investment process at Manning & Napier.

We  wish  you  all  the  best  in  the  new  year.

Sincerely,

EXETER  ASSET  MANAGEMENT



[graphic]
[pie  chart]

Data  for  pie  chart  to  follow:

Portfolio  Composition  1  -  As  of  12/31/99

General  Obligation  Bonds  -  79.35%
Revenue  Bonds  -  19.58%
Pre-Refunded  Bonds  -  1.07%

1  -  As  a  percentage  of  municipal  securities.

[graphic]
[pie  chart]

Data  for  pie  chart  to  follow:

Quality  Ratings  2  -  As  of  12/31/99

Aaa  -  80.31%
Aa  -  17.49%
A  -  2.20%

2  - Using Moody's Ratings, as a percentage of municipal securities (unaudited).

PERFORMANCE  UPDATE  AS  OF  DECEMBER  31,  1999


Exeter  Fund,  Inc.
Diversified  Tax  Exempt  Series



                              Total Return
Through     Growth of $10,000              Average
12/31/99    Investment         Cumulative  Annual
One Year    $ 9,533            -4.67%       -4.67%
Five Years  $13,043            30.43%        5.45%
Inception 1 $12,340            23.40%        3.64%




Merrill  Lynch  Intermediate  Municipal  Index



                                Total Return
Through     Growth of $10,000              Average
12/31/99    Investment         Cumulative  Annual
One Year    $ 9,999            -0.01%      -0.01%
Five Years  $13,577            35.77%       6.30%
Inception 1 $13,182            31.82%       4.81%




The  value  of  a $10,000 investment in the Exeter Fund, Inc. -      Diversified
Tax Exempt Series from its inception (2/14/94) to present (12/31/99) as compared to the Merrill Lynch Intermediate Municipal Index. 2


[graphic]
[line  chart]

Data  for  line  chart  to  follow:



                  Exeter Fund, Inc.               Merrill Lynch
Date        Diversified Tax Exempt Series  Intermediate Municipal Index
02/14/1994                         10,000                        10,000
12/31/1994                          9,461                         9,709
12/31/1995                         11,003                        11,009
12/31/1996                         11,370                        11,520
12/31/1997                         12,270                        12,406
12/31/1998                         12,944                        13,183
12/31/1999                         12,340                        13,182




1 The Series and Index performance numbers are calculated from February 14, 1994, the Series' inception date. The Series' performance is historical and may not be indicative of future results.

2 The unmanaged Merrill Lynch Intermediate Municipal Index is a market value weighted measure of approximately 110 municipal bonds issued across the United States. The Index is comprised of investment grade securities. Index returns assume reinvestment of coupons and, unlike Series returns, do not reflect any fees or expenses.

INVESTMENT  PORTFOLIO  -  DECEMBER  31,  1999




                                                                   Credit
                                                                 -----------
                                                                   Rating*    Principal     Value
                                                                 (unaudited)    Amount    (Note 2)
                                                                                          ---------
MUNICIPAL SECURITIES - 98.44%
ALABAMA - 1.47%
Bessemer Water Supply, Revenue Bond, 5.20%, 6/01/2024 . . . . .  Aaa          $  500,000  $438,625
                                                                                          ---------

ALASKA - 1.04%
Anchorage, G.O. Bond, 6.10%, 8/1/2004 . . . . . . . . . . . . .  Aaa             300,000   310,533
                                                                                          ---------

ARIZONA - 0.85%
Maricopa County School District No. 097 Deer  Valley, G.O.
    Bond, Series A, 5.20%, 7/1/2007 . . . . . . . . . . . . . .  Aaa             250,000   252,195
                                                                                          ---------

CALIFORNIA - 4.70%
California State, G.O. Bond, 4.75%, 12/1/2028 . . . . . . . . .  Aa3             795,000   639,037
Oak Grove School District Bond, 5.25%, 08/01/2024 . . . . . . .  Aaa             500,000   450,310
Wiseburn School District, G.O. Bond, Series A, 5.25%, 8/1/2016.  Aaa             330,000   310,814
                                                                                          ---------
                                                                                         1,400,161
                                                                                          ---------

COLORADO - 0.58%
El Paso County School District No. 020, G.O. Bond, Series A,
a    6.20%, 12/15/2007. . . . . . . . . . . . . . . . . . . . .  Aaa             160,000   172,048
                                                                                          ---------

FLORIDA - 5.79%
Florida State Board of Education Capital Outlay Public Ed.,
    G.O. Bond Series A, 5.00%, 6/1/2027 . . . . . . . . . . . .  Aa2             750,000   636,360
                                                                                          ---------
Florida State Board of Education Capital Outlay Public Ed.,
    G.O. Bond Series C, 5.60%, 6/1/2025 . . . . . . . . . . . .  Aaa             135,000   128,096
                                                                                          ---------
Florida State Senior Lien - Jacksonville Trans, G.O. Bond,
a     5.00%, 7/1/2027 . . . . . . . . . . . . . . . . . . . . .  Aa2             710,000   604,828
Hillsborough County Capital Improvement  Program, Revenue
    Bond, 5.125%, 7/1/2022. . . . . . . . . . . . . . . . . . .  Aaa             400,000   354,840
                                                                                          ---------
                                                                                         1,724,124
                                                                                          ---------

GEORGIA - 3.14%
Atlanta, G. O. Bond, 5.60%, 12/1/2018 . . . . . . . . . . . . .  Aa3             350,000   338,107
Georgia, G.O. Bond, Series B, 5.65%, 3/1/2012 . . . . . . . . .  Aaa             200,000   206,384
Rockdale County Water & Sewer Authority, Revenue Bond,
a    5.00%, 7/1/2022. . . . . . . . . . . . . . . . . . . . . .  Aaa             450,000   388,863
                                                                                           933,354
                                                                                          ---------
HAWAII - 0.92%
Hawaii, G.O. Bond, Series CH, 6.00%, 11/1/2007. . . . . . . . .  A1              260,000   272,932
                                                                                          ---------

IDAHO - 0.34%
Ada & Canyon Counties Joint School District No. 2
    Meridian, G.O. Bond, 5.10%, 7/30/2005 . . . . . . . . . . .  Aa2             100,000   102,022
                                                                                          ---------



The  accompanying  notes  are  an  integral  part  of  the financial statements.

INVESTMENT  PORTFOLIO  -  DECEMBER  31,  1999






                                                                           Credit
                                                                         -----------
                                                                           Rating*    Principal     Value
                                                                         (unaudited)    Amount    (Note 2)
                                                                         -----------  ----------  ---------
ILLINOIS - 5.51%
Aurora, G.O. Bond, 5.80%, 1/1/2012. . . . . . . . . . . . . . . . . . .  Aaa          $  190,000  $197,826
                                                                                                  ---------
Chicago Schools Financial Authority, G.O. Bond, Series A,
a    5.00%, 6/1/2007. . . . . . . . . . . . . . . . . . . . . . . . . .  Aaa             200,000   197,942
Chicago, G.O. Bond, Series A, 5.875%, 1/1/2022. . . . . . . . . . . . .  Aaa             100,000   104,226
Chicago, G.O. Bond, 5.25%, 1/1/2027 . . . . . . . . . . . . . . . . . .  Aaa             250,000   217,592
Cook County, G.O. Bond, Series A, 5.00%, 11/15/2022 . . . . . . . . . .  Aaa             750,000   636,652
Illinois, Certificate of Participation, Series 1995A, 5.60%,  7/1/2010.  Aaa             100,000   101,508
Rock Island County School District No. 041-Rock Island,
     G.O. Bond, 5.125%, 12/1/2015 . . . . . . . . . . . . . . . . . . .  Aaa             200,000   182,646
                                                                                                  ---------
                                                                                                 1,638,392
                                                                                                  ---------

INDIANA - 0.98%
Bloomington Sewer Works, Revenue Bond, 5.80%, 1/1/2011. . . . . . . . .  Aaa             150,000   153,319
Lafayette Waterworks, Revenue Bond, 4.90%, 7/1/2006 . . . . . . . . . .  Aaa             140,000   138,513
                                                                                                  ---------
                                                                                                   291,832
                                                                                                  ---------
IOWA - 2.04%
Cedar Rapids, G. O. Bond, 6.45%, 6/1/2014 . . . . . . . . . . . . . . .  Aaa             350,000   367,678
Iowa City Sewer, Revenue Bond, 5.75%, 7/1/2021. . . . . . . . . . . . .  Aaa             250,000   238,160
                                                                                                  ---------
                                                                                                   605,838
                                                                                                  ---------

KANSAS - 1.52%
Derby, Series A, G.O. Bond, 5.00%, 6/1/2015 . . . . . . . . . . . . . .  Aaa             275,000   250,412
Johnson County Unified School District No. 229, G.O. Bond,
    Series A, 5.00%, 10/1/2014. . . . . . . . . . . . . . . . . . . . .  Aa1             220,000   203,309
                                                                                                  ---------
                                                                                                   453,721
                                                                                                  ---------

KENTUCKY - 1.89%
Jefferson County School District Finance Corp. School
    Building, Revenue Bond, Series A, 5.00%, 2/1/2011 . . . . . . . . .  Aaa             300,000   290,076
Kentucky State Turnpike Authority Revitalization Projects,
    Revenue Bond, 6.50%, 7/1/2008 . . . . . . . . . . . . . . . . . . .  Aaa             250,000   273,538
                                                                                                  ---------
                                                                                                   563,614
                                                                                                  ---------

LOUISIANA - 0.98%
New Orleans Sewer Service, Revenue Bond, 5.25%, 6/1/2012. . . . . . . .  Aaa             300,000   292,248
                                                                                                  ---------

MAINE - 3.19%
Hermon, G.O. Bond, 5.60%, 11/1/2013 . . . . . . . . . . . . . . . . . .  Aaa              75,000    74,993
Kennebec Water District, Revenue Bond, 5.125%, 12/1/2021. . . . . . . .  Aaa             750,000   659,003
Portland, G.O. Bond, 6.20%, 4/1/2006. . . . . . . . . . . . . . . . . .  Aa1             200,000   213,662
                                                                                                  ---------
                                                                                                   947,658
                                                                                                  ---------



The  accompanying  notes  are  an  integral  part  of  the financial statements.

INVESTMENT  PORTFOLIO  -  DECEBMER  31,  1999





                                                              Credit
                                                              Rating*    Principal     Value
                                                            (unaudited)    Amount    (Note 2)
                                                                                     ---------
MARYLAND - 2.17%
Baltimore Water Project, Revenue Bond, Series A,
a    5.55%, 7/1/2009 . . . . . . . . . . . . . . . . . . .  Aaa          $  260,000  $267,358
                                                                                     ---------
Prince Georges County Public Improvement, G.O. Bond,
a   5.00%, 3/15/2014 . . . . . . . . . . . . . . . . . . .  Aaa             200,000   186,106
                                                                                     ---------
Washington County Public Improvement, G.O. Bond,
a   4.875%, 1/1/2010 . . . . . . . . . . . . . . . . . . .  Aaa             200,000   191,670
                                                                                     ---------
                                                                                      645,134
                                                                                     ---------

MASSACHUSETTS - 4.71%
Martha's Vineyard Regional High School District No. 100,
    G.O. Bond, 6.70%, 12/15/2014 . . . . . . . . . . . . .  Aaa             200,000   219,832
Massachusetts Bay Transit Authority, G.O. Bond, Series B,
a    5.25%, 3/1/2026 . . . . . . . . . . . . . . . . . . .  Aaa             500,000   439,430
Massachusetts Municipal Electric Supply System, Revenue
    Bond, Series A, 5.00%, 7/1/2017. . . . . . . . . . . .  Aaa             200,000   177,520
Massachusetts State, G.O. Bond, Series C, 5.75%, 8/1/2010.  Aaa             400,000   415,536
Massachusetts Water Resource Authority General Ref.,
    Revenue Bond, Series B, 5.25%, 3/1/2013. . . . . . . .  Aaa             155,000   149,423
                                                                                     ---------
                                                                                    1,401,741
                                                                                     ---------

MICHIGAN - 3.45%
Comstock Park Public Schools, G.O. Bond, 5.50%, 5/1/2011 .  Aaa             150,000   150,943
Hudsonville Public Schools, G.O. Bond, 5.15%, 5/01/2027. .  Aaa             225,000   193,741
Lincoln Park School District, G.O. Bond, 5.00%, 5/1/2026 .  Aaa             480,000   404,573
Pinckney Community Schools, G.O. Bond, 5.00%, 5/1/2014 . .  Aaa             200,000   183,458
St. Joseph County Sewer Disposal Systems - Constantine,
    G.O. Bond, 5.00%, 4/1/2012 . . . . . . . . . . . . . .  Aaa             100,000    94,724
                                                                                     ---------
                                                                                    1,027,439
                                                                                     ---------

MINNESOTA - 3.28%
Big Lake Indpt. School District Bond, 5.50%, 2/01/2014 . .  Aaa             500,000   495,145
Minneapolis, G.O. Bond, Series B, 5.20%,  3/1/2013 . . . .  Aaa             300,000   288,930
Western Minnesota Municipal Power Agency, Revenue
    Bond, 6.625%, 1/1/2016 . . . . . . . . . . . . . . . .  Aaa             175,000   191,975
                                                                                     ---------
                                                                                      976,050
                                                                                     ---------

MISSISSIPPI - 0.72%
Mississippi, G.O. Bond, 6.30%, 12/1/2006 . . . . . . . . .  Aa3             200,000   212,720
                                                                                     ---------

MISSOURI - 0.84%
Missouri State Ref.- Third Street Building, G.O. Bond,
    Series A, 5.125%, 8/1/2009 . . . . . . . . . . . . . .  Aaa             250,000   250,408
                                                                                     ---------




The  accompanying  notes  are  an  integral  part  of  the financial statements.

INVESTMENT  PORTFOLIO  -  DECEMBER  31,  1999





                                                                 Credit
                                                                 Rating*    Principal     Value
                                                               (unaudited)    Amount    (Note 2)
                                                                                        ---------
MONTANA - 0.64%
Montana Long Range Building Project, G.O. Bond, Series A,
a    4.875%, 8/1/2010 . . . . . . . . . . . . . . . . . . . .  Aa3          $  200,000  $191,828
                                                                                        ---------

NEBRASKA - 1.74%
Douglas County School District No. 17, G.O. Bond, 5.00%,
a    10/1/2012. . . . . . . . . . . . . . . . . . . . . . . .  Aaa             545,000   517,341
                                                                                        ---------

NEVADA - 3.15%
Clark County School District, G.O. Bond,
a    6.00%, 6/15/2002 . . . . . . . . . . . . . . . . . . . .  Aaa             100,000   103,101
Nevada State Project No. 42, G.O. Bond, 5.70%,  9/1/2008. . .  Aa2             200,000   208,778
Nevada State Project Nos. 66 & 67, G.O. Bond
    Series A, 5.00%, 5/15/2028. . . . . . . . . . . . . . . .  Aaa             750,000   626,115
                                                                                        ---------
                                                                                         937,994
                                                                                        ---------

NEW HAMPSHIRE - 0.73%
New Hampshire, G.O. Bond, 6.60%, 9/1/2014 . . . . . . . . . .  Aa2             200,000   216,304
                                                                                        ---------

NEW JERSEY - 2.41%
Jersey City Water, G.O. Bond, 5.50%, 3/15/2011. . . . . . . .  Aaa             225,000   227,441
North Hudson Sewer Authority, Revenue Bond, 5.25%,  8/1/2016.  Aaa             250,000   234,453
West Windsor Plainsboro, G.O. Bond, 5.25%, 12/1/2004. . . . .  Aaa             250,000   255,963
                                                                                        ---------
                                                                                         717,857
                                                                                        ---------

NEW YORK - 3.92%
Monroe County Community School Corporation First
    Meeting, Revenue Bond, 5.25%, 7/1/2016. . . . . . . . . .  Aaa             125,000   115,760
New York State Thruway Authority, Revenue Bond,
    Series A, 5.50%, 1/1/2023 . . . . . . . . . . . . . . . .  Aaa             200,000   203,556
Sands Point, G.O. Bond, 6.70%, 11/15/2013 . . . . . . . . . .  Aa2             350,000   379,176
Spencerport Central School District, G.O. Bond, 5.00%,
a  11/15/2012 . . . . . . . . . . . . . . . . . . . . . . . .  Aaa             350,000   337,425
Westchester County, G.O. Bond, 4.75%, 11/15/2016. . . . . . .  Aaa             150,000   131,133
                                                                                        ---------
                                                                                       1,167,050
                                                                                        ---------

NORTH CAROLINA - 1.34%
North Carolina State Prison Facilities, G.O. Bond, 4.80%,
     3/1/2009 . . . . . . . . . . . . . . . . . . . . . . . .  Aaa             200,000   193,588
Raleigh North Carolina, G.O. Bond, 4.40%, 6/1/2017. . . . . .  Aaa             250,000   205,765
                                                                                        ---------
                                                                                         399,353
                                                                                        ---------



The  accompanying  notes  are  an  integral  part  of  the financial statements.

INVESTMENT  PORTFOLIO  -  DECEMBER  31,  1999







                                                                  Credit
                                                                  Rating*    Principal     Value
                                                                (unaudited)    Amount    (Note 2)
                                                                -----------  ----------  ---------
OHIO - 3.51%
Cleveland Water & Sewer, G.O. Bond, 5.35%,  9/1/2023 . . . . .  Aaa          $  450,000  $407,250
Oak Hills Local School District, G.O. Bond, 5.125%, 12/1/2025.  Aaa             490,000   425,982
Summit County Various Purpose, G.O. Bond, 6.625%, 12/1/2012. .  Aaa             200,000   211,422
                                                                                         ---------
                                                                                        1,044,654
                                                                                         ---------

OKLAHOMA - 2.18%
Oklahoma State Turnpike Authority, Revenue Bond,
   Series A, 5.00%, 1/1/2023 . . . . . . . . . . . . . . . . .  Aaa             750,000   647,880
                                                                                         ---------

OREGON - 0.87%
Salem Pedestrian Safety Impts., G.O. Bond, 5.50%, 5/1/2010 . .  Aaa             255,000   259,434
                                                                                         ---------

PENNSYLVANIA - 4.82%
Beaver County, G.O. Bond, 5.15%, 10/01/2017. . . . . . . . . .  Aaa             300,000   272,718
Cambria County, G.O. Bond, Series A, 6.10%,  8/15/2016 . . . .  Aaa             350,000   367,234
Philadelphia Water & Waste, Revenue Bond, 5.60%, 8/1/2018. . .  Aaa             150,000   143,583
Pittsburgh Water & Sewer Authority, G.O. Bond, Series C,
       5.125%, 9/1/2023. . . . . . . . . . . . . . . . . . . .  Aaa             750,000   650,633
                                                                                         ---------
                                                                                        1,434,168
                                                                                         ---------

RHODE ISLAND - 1.06%
Rhode Island State Pre-refunded Balance, G.O. Bond,
    Series A, 6.20%, 6/15/2004 . . . . . . . . . . . . . . . .  Aaa             115,000   121,209
Rhode Island State Unrefunded Balance, G.O. Bond,
    Series A, 6.20%, 6/15/2004 . . . . . . . . . . . . . . . .  Aaa             185,000   194,272
                                                                                         ---------
                                                                                          315,481
                                                                                         ---------

SOUTH CAROLINA - 1.21%
South Carolina State Highway, G.O. Bond, Series B,
a    5.625%, 7/1/2010. . . . . . . . . . . . . . . . . . . . .  Aaa             350,000   361,449
                                                                                         ---------

SOUTH DAKOTA - 1.83%
Rapid City Area School District, G.O. Bond, 4.75%, 1/1/2018. .  Aaa             650,000   544,290
                                                                                         ---------

TENNESSEE - 1.64%
Johnson City School Sales Tax, G.O. Bond, 6.70%, 5/1/2021. . .  Aaa             350,000   383,260
Lawrence County, G.O. Bond, 6.60%, 3/1/2013. . . . . . . . . .  Aaa             100,000   105,268
                                                                                         ---------
                                                                                          488,528
                                                                                         ---------



The  accompanying  notes  are  an  integral  part  of  the financial statements.

INVESTMENT  PORTFOLIO  -  DECEMBER  31,  1999






                                                                 Credit
                                                                 Rating*    Principal     Value
                                                               (unaudited)    Amount    (Note 2)
                                                               -----------  ----------  ---------
TEXAS - 5.40%
Brazoria County , G.O. Bond, 4.75%, 9/1/2011. . . . . . . . .  Aaa          $  445,000  $410,726
Carrollton Independent School District, G.O. Bond,
      6.00%, 2/15/2019. . . . . . . . . . . . . . . . . . . .  Aaa             500,000   500,655
Dallas Waterworks & Sewer, Revenue Bond, 5.625%, 4/1/2009 . .  Aa2             200,000   205,676
North Texas Municipal Water District, Revenue Bond,
     5.00%, 6/1/2012. . . . . . . . . . . . . . . . . . . . .  Aaa             150,000   141,761
Southlake Waterwork & Sewer System, G.O. Bond, 5.30%,
     2/15/2011. . . . . . . . . . . . . . . . . . . . . . . .  Aaa             350,000   347,368
                                                                                        ---------
                                                                                       1,606,186
                                                                                        ---------

UTAH - 2.45%
Alpine School District, G.O. Bond, 5.375%, 3/15/2009. . . . .  Aaa             250,000   252,682
Nebo School District, G.O. Bond, 6.00%, 6/15/2018 . . . . . .  Aaa             450,000   475,700
                                                                                        ---------
                                                                                         728,382
                                                                                        ---------

VIRGINIA - 1.29%
Franklin County Capital Improvement , G.O. Bond, 6.60%,
     7/15/2013. . . . . . . . . . . . . . . . . . . . . . . .  Aaa             250,000   261,707
Spotsylvania County Water & Sewer Systems, Revenue
    Bond, 5.25%, 6/1/2016 . . . . . . . . . . . . . . . . . .  Aaa             130,000   121,833
                                                                                        ---------
                                                                                         383,540
                                                                                        ---------

WASHINGTON - 4.60%
King County Ref-Series B Bond, 5.00%, 1/01/2030 . . . . . . .  Aaa             400,000   329,376
Kitsap County School District, G.O. Bond,  6.625%, 12/1/2008.  A1              350,000   370,909
Seattle, G.O. Bond, Series A, 5.75%, 1/15/2020. . . . . . . .  Aa1             230,000   223,342
Seattle Met. Municipality, G.O. Bond, 5.65%, 1/1/2020 . . . .  Aa3             100,000    95,775
Washington State, G.O. Bond, Series A, 5.00%, 1/1/2023. . . .  Aa1             410,000   348,795
                                                                                        ---------
                                                                                       1,368,197
                                                                                        ---------

WISCONSIN - 3.54%
East Troy School District, G.O. Bond, Series A, 4.625%,
     10/1/2011. . . . . . . . . . . . . . . . . . . . . . . .  Aaa             400,000   362,228
Merrill Public School District, G.O. Bond, 5.30%, 4/1/2013. .  Aaa             400,000   386,376
Wisconsin State, G.O. Bond, Series A, 5.75%, 5/1/2001 . . . .  Aa2             300,000   305,118
                                                                                        ---------
                                                                                       1,053,722
                                                                                        ---------



The  accompanying  notes  are  an  integral  part  of  the financial statements.

INVESTMENT  PORTFOLIO  -  DECEMBER  31,  1999





                                           Value
                                          Shares     (Note 2)
                                        -----------  --------
TOTAL MUNICIPAL SECURITIES
(Identified Cost $30,742,230). . . . .               $29,296,427
                                                      -----------

SHORT-TERM INVESTMENTS - 0.59%
Dreyfus Municipal Reserves
    (Identified Cost $176,416) . . . .      176,416      176,416
                                                         --------

TOTAL INVESTMENTS - 99.03%
(Identified Cost $30,918,646). . . . .               29,472,843

OTHER ASSETS, LESS LIABILITIES - 0.97%                  287,694
                                                     -----------

NET ASSETS - 100%. . . . . . . . . . .               $29,760,537
                                                     ===========





Key  -
G.O.  Bond  -  General  Obligation  Bond          Met.  -  Metropolitan
Impt.  -  Improvement                    Ed.  -  Education
Ref.  -  Referendum

*Credit  Ratings  from  Moody's  (unaudited)

FEDERAL  TAX  INFORMATION:



At December 31, 1999, the net unrealized depreciation based on identified cost for federal income tax purposes of $30,918,646 was as follows:
Unrealized appreciation. . . . . . . . . . . . . . . . . . . . . . . . . . . .  $   425,057

Unrealized depreciation. . . . . . . . . . . . . . . . . . . . . . . . . . . .   (1,870,860)
                                                                                ------------

UNREALIZED DEPRECIATION - NET. . . . . . . . . . . . . . . . . . . . . . . . .  $(1,445,803)
                                                                                ============



The  accompanying  notes  are  an  integral  part  of  the financial statements.

STATEMENT  OF  ASSETS  AND  LIABILITIES



DECEMBER 31, 1999
ASSETS:
Investments, at value (identified cost $30,918,646)(Note 2)  $29,472,843
Interest receivable . . . . . . . . . . . . . . . . . . . .      468,292
Receivable for fund shares sold . . . . . . . . . . . . . .      202,655
                                                             ------------

TOTAL ASSETS. . . . . . . . . . . . . . . . . . . . . . . .   30,143,790
                                                             ------------

LIABILITIES:

Accrued management fee (Note 3) . . . . . . . . . . . . . .       13,115
Accrued directors' fees (Note 3). . . . . . . . . . . . . .        1,688
Transfer agent fees payable (Note 3). . . . . . . . . . . .          630
Payable for fund shares repurchased . . . . . . . . . . . .      347,302
Audit fee payable . . . . . . . . . . . . . . . . . . . . .       18,727
Other payables and accrued expenses . . . . . . . . . . . .        1,791
                                                             ------------

TOTAL LIABILITIES . . . . . . . . . . . . . . . . . . . . .      383,253
                                                             ------------

NET ASSETS FOR 3,054,006 SHARES
   OUTSTANDING. . . . . . . . . . . . . . . . . . . . . . .  $29,760,537
                                                             ============

NET ASSETS CONSIST OF:

Capital stock . . . . . . . . . . . . . . . . . . . . . . .  $    30,540
Additional paid-in-capital. . . . . . . . . . . . . . . . .   31,113,737
Undistributed net investment income . . . . . . . . . . . .       65,015
Accumulated net realized loss on investments. . . . . . . .       (2,952)
Net unrealized depreciation on investments. . . . . . . . .   (1,445,803)
                                                             ------------

TOTAL NET ASSETS. . . . . . . . . . . . . . . . . . . . . .  $29,760,537
                                                             ============

NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE
    ($29,760,537/3,054,006 shares). . . . . . . . . . . . .  $      9.74
                                                             ============





The  accompanying  notes  are  an  integral  part  of  the financial statements.

STATEMENT  OF  OPERATIONS



FOR THE YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME:
Interest. . . . . . . . . . . . . . . . . . . . . . .  $ 1,641,571
                                                       ------------

EXPENSES:

Management fee (Note 3) . . . . . . . . . . . . . . .      158,586
Directors' fees (Note 3). . . . . . . . . . . . . . .        5,201
Transfer agent fees (Note 3). . . . . . . . . . . . .        7,612
Registration and filing fees. . . . . . . . . . . . .       13,627
Audit fee . . . . . . . . . . . . . . . . . . . . . .       13,600
Custodian fee . . . . . . . . . . . . . . . . . . . .        6,639
Miscellaneous . . . . . . . . . . . . . . . . . . . .        8,956
                                                       ------------

Total Expenses. . . . . . . . . . . . . . . . . . . .      214,221
                                                       ------------

NET INVESTMENT INCOME . . . . . . . . . . . . . . . .    1,427,350
                                                       ------------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS

Net realized gain on investments. . . . . . . . . . .       36,836
Net change in unrealized depreciation on investments.   (2,873,865)
                                                       ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS . . . . . . . . . . . . . . . . . .   (2,837,029)
                                                       ------------

NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS. . . . . . . . . . . . . . . . . .  $(1,409,679)
                                                       ============



The  accompanying  notes  are  an  integral  part  of  the financial statements.

STATEMENTS  OF  CHANGES  IN  NET  ASSETS







                                                                    FOR THE YEAR      FOR THE YEAR
                                                                   ENDED 12/31/99    ENDED 12/31/98
                                                                  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income. . . . . . . . . . . . . . . . . . . . . .  $     1,427,350   $     1,139,715
Net realized gain on investments . . . . . . . . . . . . . . . .           36,836            35,973
Net unrealized appreciation (depreciation) on investments. . . .       (2,873,865)          251,930
                                                                  ----------------  ----------------
Net increase (decrease) from operations. . . . . . . . . . . . .       (1,409,679)        1,427,618
                                                                  ----------------  ----------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):

From net investment income . . . . . . . . . . . . . . . . . . .       (1,457,769)       (1,089,090)
From net realized gain on investments. . . . . . . . . . . . . .          (39,827)          (27,563)
                                                                  ----------------  ----------------
Total distributions to shareholders. . . . . . . . . . . . . . .       (1,497,596)       (1,116,653)
                                                                  ----------------  ----------------

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)       (1,902,195)       10,607,836
                                                                  ----------------  ----------------

Net increase (decrease) in net assets. . . . . . . . . . . . . .       (4,809,470)       10,918,801

NET ASSETS:

Beginning of year. . . . . . . . . . . . . . . . . . . . . . . .       34,570,007        23,651,206
                                                                  ----------------  ----------------

END OF YEAR (including undistributed net investment
   income of $65,015 and $95,434, respectively). . . . . . . . .  $    29,760,537   $    34,570,007
                                                                  ================  ================



The  accompanying  notes  are  an  integral  part  of  the financial statements.

FINANCIAL  HIGHLIGHTS






                                               FOR THE YEARS ENDED
                                                    12/31/99          12/31/98    12/31/97    12/31/96    12/31/95
                                              ---------------------  ----------  ----------  ----------  ----------
PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD):
NET ASSET VALUE - BEGINNING  OF YEAR . . . .  $              10.73   $   10.59   $   10.23   $   10.32   $    9.26

Income from investment operations:
   Net investment income . . . . . . . . . .                 0.477       0.435       0.434       0.434       0.428
   Net realized and unrealized gain (loss)
      on investments . . . . . . . . . . . .                (0.969)      0.139       0.361      (0.104)      1.062
                                              ---------------------  ----------  ----------  ----------  ----------

Total from investment operations . . . . . .                (0.492)      0.574       0.795       0.330       1.490
                                              ---------------------  ----------  ----------  ----------  ----------

Less distributions to shareholders:
   From net investment income. . . . . . . .                (0.485)     (0.425)     (0.435)     (0.420)     (0.430)
   From net realized gain on investments . .                (0.013)     (0.009)         --          --          --
                                              ---------------------  ----------  ----------  ----------  ----------
  Total distributions to shareholders. . . .                (0.498)     (0.434)     (0.435)     (0.420)     (0.430)
                                              ---------------------  ----------  ----------  ----------  ----------


NET ASSET VALUE - END OF YEAR. . . . . . . .  $               9.74   $   10.73   $   10.59   $   10.23   $   10.32
                                              =====================  ==========  ==========  ==========  ==========

Total return1. . . . . . . . . . . . . . . .                (4.67)%       5.49%      7.92 %       3.33%      16.29%

Ratios of expenses (to average net assets)/
  Supplemental Data:
    Expenses . . . . . . . . . . . . . . . .                  0.68%       0.69%       0.69%       0.70%       0.79%
    Net investment income. . . . . . . . . .                  4.50%       4.19%       4.41%       4.44%       4.52%

Portfolio turnover . . . . . . . . . . . . .                     6%          5%          1%          2%          5%

NET ASSETS-END OF YEAR (000'S OMITTED) . . .  $             29,761   $  34,570   $  23,651   $  16,949   $  12,452
                                              =====================  ==========  ==========  ==========  ==========





1 Represents aggregate total return for the period indicated, and assumes reinvestment of distributions.





The  accompanying  notes  are  an  integral  part  of  the financial statements.

NOTES  TO  FINANCIAL  STATEMENTS


1.     ORGANIZATION

Diversified Tax Exempt Series (the "Series") is a no-load diversified series of Exeter Fund, Inc. (the "Fund"). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Shares of the Series are offered to investors, employees and clients of Manning & Napier Advisors, Inc. (the "Advisor") dba Exeter Asset Management, and its affiliates. The total authorized capital stock of the Fund consists of one billion shares of common stock each having a par value of $0.01. As of December 31, 1999, 1,7 million shares have been designated in total among 31 series, of which 50 million have been designated as Diversified Tax Exempt Series Common Stock.

2.     SIGNIFICANT  ACCOUNTING  POLICIES

     SECURITY  VALUATION
Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service (the "Service"). The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities, and ratings). The Service has been approved by the Fund's Board of Directors.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value.

     SECURITY  TRANSACTIONS,  INVESTMENT  INCOME  AND  EXPENSES
Security transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund.

FEDERAL  INCOME  TAXES
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent the Series distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

     DISTRIBUTIONS  OF  INCOME  AND  GAINS
Distributions  to  shareholders  of  tax  exempt  income  are  made  quarterly.
Distributions of net realized gains are made at least annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

NOTES  TO  FINANCIAL  STATEMENTS

The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses or character reclassification between net income and net gains. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders during such period. As a result, the Series may periodically make reclassifications among its capital accounts without impacting the Series' net asset value. Any such reclassifications are not reflected in the financial highlights.

The Series hereby designates 100% of its ordinary distributions as tax-exempt dividends for the year ended December 31, 1999.

For the year ended December 31, 1999, the Series distributed $40,012 of long-term capital gains.

The Series elected to defer to its fiscal year ending December 31, 2000, $3,137 of losses recognized during the period November 1, 1999 to December 31, 1999.
     OTHER
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of the revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.     TRANSACTIONS  WITH  AFFILIATES

The Fund has an investment advisory agreement with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Series' average daily net assets.

Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series' organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Series pays a fee which is calculated as a percentage of the average daily net assets at an annual rate of 0.024%.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

NOTES  TO  FINANCIAL  STATEMENTS


4.     PURCHASES  AND  SALES  OF  SECURITIES

For the year ended December 31, 1999, purchases and sales of securities, other than United States Government securities and short-term securities, were $1,838,462 and $3,009,148, respectively.

5.     CAPITAL  STOCK  TRANSACTIONS

     Transactions  in  shares  of  Diversified  Tax  Exempt  Series  were:



              For the Year                      For the Year
             Ended 12/31/99                    Ended 12/31/98
             ---------------                    ----------------
                 Shares            Amount         Shares       Amount
             ---------------  ----------------  ----------  ------------
Sold. . . .         624,517   $     6,412,323   1,391,383   $14,935,106
Reinvested.         141,835         1,431,834     101,391     1,085,235
Repurchased        (934,336)       (9,746,352)   (504,283)   (5,412,505)
             ---------------  ----------------  ----------  ------------
Total . . .        (167,984)  $    (1,902,195)    988,491   $10,607,836
             ===============  ================  ==========  ============




A significant portion of the Series shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.


6.     FINANCIAL  INSTRUMENTS

The Series may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on December 31, 1999.

REPORT  OF  INDEPENDENT  ACCOUNTANTS


To the Board of Directors and Shareholders of Exeter Fund, Inc. - Diversified Tax Exempt Series:


In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Exeter Fund,
Inc.: Diversified Tax Exempt Series (the "Fund") at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers  LLP
Boston,  Massachusetts
February  18,  2000